SAI

    As filed with the Securities and Exchange Commission on March 27,
                                                                 1997
                                                            File Nos.
                                                    2-84012; 811-3752

                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549
                          ________________
                              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          __

     Pre-Effective Amendment No.                                 __
     Post-Effective Amendment No. 39
X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 41                                            X
                      ________________________
                         THE MANAGERS FUNDS
         (Exact name of Registrant as Specified in Charter)

     40 Richards Avenue, Norwalk, Connecticut               06854
     (Address of Principal Executive Offices)               (Zip
Code)

Registrant's Telephone Number, including Area Code:   (203) 857-5321

                                      copy to:

         Donald S. Rumery                        Joel H. Goldberg,
Esq.
   The Managers Funds, L.P.          Shereff, Friedman, Hoffman &
Goodman, LLP
      40 Richards Avenue                            919 Third Avenue
  Norwalk, Connecticut  06854              New York, New York 10022

         (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)
_ immediately upon filing pursuant to paragraph (b)
X on April 1, 1997 pursuant to paragraph (b)
_ 60 days after filing pursuant to paragraph (a)(1)
_ on (date) pursuant to paragraph (a)(1)
_ 75 days after filing pursuant to paragraph (a)(2)
_ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
_ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of its shares of beneficial interest. The Registrant filed a notice under such Rule for its Money Market Fund series for that series' fiscal year ended November 30, 1996 on January 24, 1997, and will file a notice under such Rule for its other nine series for their fiscal year ended December 31, 1996 on or before February 28, 1997.

                         THE MANAGERS FUNDS
                   POST-EFFECTIVE AMENDMENT NO. 38
                        CROSS REFERENCE SHEET
                    (as required by Rule 481(a))

Form N-1A Item                     Location
PART A -- Prospectus

Item 1.  Cover Page               Cover Page

Item 2.  Synopsis.......................     Illustrative Expense
Information;
                                  Summary

Item 3.  Condensed Financial
         Information....................     Illustrative Expense
Information;
                                  Financial Highlights

Item 4.  General Description of
         Registrant.....................     Summary; Investment
Objectives,
                                  Policies and Restrictions (Equity
                                  Funds, Income Funds); Investment
Objectives and Policies                 (Money Market Fund); Certain
                                  Investment Techniques and
                                  Associated Risks; Additional Investment
Information and
                                  Risk Factors (Money Maket Fund);
Investment Restrictions                 (Money Market Fund); Portfolio
Turnover

Item 5.  Management of the Fund.........     Management of the Funds
(Equity Funds and Income Funds);
                                  Management of the Fund and Portfolio
(Money Market Fund);
                                  Portfolio Transactions and Brokerage;
Special Information                     Concerning Hub and Spoke (Money
Market Fund)

Item 5A. Management's Discussion of
         Fund Performance...............     Not Applicable

Item 6.  Capital Stock and
         Other Securities...............     Purchase and Redemption of
Fund
                                  Shares; Description of Shares,
                                  Voting Rights and Liabilities; Tax
                                  Information

Item 7.  Purchase of Securities
         Being Offered..................     Purchase and Redemption of
Fund
                                  Shares

Item 8.  Redemption or Repurchase.......     Purchase and Redemption of
Fund
                                  Shares

Item 9.  Pending Legal Proceedings......     Description of Shares, Voting
Rights and Liabilities

Form N-1A Item                    Location


PART B -- Statement of Additional Information

Item 10. Cover Page.....................     Cover Page

Item 11. Table of Contents..............     Table of Contents

Item 12. General Information and
         History........................     Other Information

Item 13. Investment Objectives
         and Policies...................     Investment Restrictions;
Investment Objectives and Policies           (Money Market Fund);
Portfolio
                                  Turnover; Other Information

Item 14. Management of the Fund.........     Trustees and Officers

Item 15. Control Persons and
         Principal Holders
         of Securities..................     Trustees and Officers;
Control
                                  Persons and Principal Holders of
                                  Securities

Item 16. Investment Advisory
         and Other Services.............     Management of the Funds; Fund
Management
                                  Agreement; Asset Manager Profiles;
Investment Advisor
                                  (Money Market Fund)

Item 17. Brokerage Allocation and
         Other Practices................     Portfolio Securities
Transactions

Item 18. Capital Stock and
         Other Securities...............     Control Persons and Principal
                                  Holders of Securities

Item 19. Purchase, Redemption and
         Pricing of Securities
         Being Offered..................     Net Asset Value

Item 20. Tax Status.....................     Tax Information

Item 21. Underwriters...................     Administrative Services;
Distribution
                                  Agreements; Portfolio Administrator and
Distributor
                                  (Money Market Fund)

Item 22. Calculation of Performance
         Data...........................     Performance Information;
Performance Data (Money
                                  Market Fund)

Item 23. Financial Statements...........     Financial Statements

PART C -- Other Information

          Information required to be included in Part C of the registration statement is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment.

                            THE MANAGERS FUNDS

                                PROSPECTUS
                           Dated April 1, 1997
                               EQUITY FUNDS

      The Managers Funds (the "Trust") is a no-load, open-end, management investment company with ten different series (each, a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. The Funds' investment portfolios are managed by asset managers selected, subject to the review and approval of the Trustees of the Trust, by The Managers Funds, L.P. (the "Manager"). The Manager is also responsible for administering the Trust and the Funds. This Prospectus describes the following Funds (the "Equity Funds"):

      Managers Income Equity Fund-(the "Income Equity Fund") seeks a high level of current income by investing primarily in income producing equity securities.

      Managers Capital Appreciation Fund-(the "Capital Appreciation Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective.

      Managers Special Equity Fund-(the "Special Equity Fund") seeks capital appreciation by investing primarily in the securities of small to medium capitalization companies expected to have superior earnings growth potential.

      Managers International Equity Fund-(the "International Equity Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective by investing primarily in non-U.S. equity securities.

      This Prospectus sets forth concisely the information concerning the Trust and the Equity Funds that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated April 1, 1997, which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or
(203) 857-5321.

      Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares of the Trust are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS
                                                                      Pag
                                                                       e
Illustrative Expense Information                                          3
Summary                                                                   4
Financial Highlights                                                      5
Investment Objectives, Policies and Restrictions                         10
Certain Investment Techniques and Associated Risks                       12
Portfolio Turnover                                                       17
Purchase and Redemption of Fund Shares                                   17
Management of the Funds                                                  24
Portfolio Transactions and Brokerage                                     28
Performance Information                                                  29
Description of Shares, Voting Rights and Liabilities                     30
Tax Information                                                          31
Shareholder Reports                                                      32

                     ILLUSTRATIVE EXPENSE INFORMATION

      The following tables provide the investor with information concerning annual operating expenses of the Equity Funds. The Funds impose no sales load on purchases of shares or on reinvested dividends and distributions, nor any deferred sales load upon redemption. There are no redemption fees, exchange fees or Rule 12b-1 fees.

     Equity Funds' Annual Operating Expenses: (based on average daily net assets during fiscal 1996)

                    Fund                                           Total
                                              Managemen   Other   Operatin
                                                t Fee   Expenses     g
                                                 <C         *     Expenses
                                                           <C
Income Equity Fund**                               0.75%     0.69%    1.44%
Capital Appreciation Fund**                        0.80%     0.53%    1.33%
Special Equity Fund                                0.90%     0.53%    1.43%
International Equity Fund                          0.90%     0.63%    1.53%

_____

* Other expenses reflect the expenses actually incurred by each Fund during the year ended December 31, 1996. See "Management of the Funds-Administration and Shareholder Servicing; Distributor; Transfer Agent."

** A portion of the brokerage commissions that each of these Funds pays is used to reduce Fund expenses. These reductions had a de minimis impact on the expenses of Managers Income Equity Fund, however, in the case of Managers Capital Appreciation Fund, in the absence of such expense reductions, Other Expenses would have been 0.58% and Total Operating Expenses would have been 1.38%

Examples

      An investor would pay the following expenses on a $1,000 investment in the respective Equity Funds over various time periods assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, and (3) continuation of any currently applicable waivers of management fees. As noted above, the Funds do not charge any redemption fees or deferred sales loads of any kind.

      The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                     Fund                        1   3 yea  5 yea  10 yea
                                               year    rs     rs     rs
Income Equity Fund                                $15    $46    $79    $172
Capital Appreciation Fund                          14     42     73     160
Special Equity Fund                                15     45     78     171
International Equity Fund                          16     48     83     182

                                 SUMMARY
              General Description of the Trust and the Funds

      The Trust is a no-load, open-end, management investment company
organized  as  a  Massachusetts  business  trust,  composed  of   the
following ten separate series:

     Managers Income Equity Fund      Managers Short and Intermediate Bond
 Managers Capital Appreciation Fund                   Fund
    Managers Special Equity Fund      Managers Intermediate Mortgage Fund
 Managers International Equity Fund            Managers Bond Fund
   Managers Short Government Fund          Managers Global Bond Fund
                                           Managers Money Market Fund

      This Prospectus relates to the Equity Funds. A Prospectus for the other Funds (the "Income Funds" and the Money Market Fund) can be obtained by calling (800) 835-3879 or (203) 857-5321.

      Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                                Management

      The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Manager provides investment management and administrative services for the Trust and the Funds. The assets of each Fund are managed by one or more asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected, subject to the review and approval of the Trustees, by the Manager. The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Manager and the Trustees, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and the specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A portion of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers. See "Management of the Funds" for more detailed information.

                              Special Risks

      There are certain risks associated with the investment policies of each of the Equity Funds. For instance, to the extent that a Fund invests in the securities of small to medium sized (by market capitalization) companies, or financial instruments related to such securities, the Fund may be exposed to a higher degree of risk and price volatility because such investments may lack sufficient liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. To the extent that a Fund invests in securities of non-U.S. issuers or securities denominated or quoted in foreign currencies, the Fund may face risks that are different from those associated with investment in domestic U.S. dollar denominated or quoted securities, including the effects of changes in currency exchange rates, political and economic developments, the possible imposition of exchange controls, governmental confiscation or restrictions, less availability of data on companies and a less well developed securities industry as well as less regulation of stock exchanges, brokers and issuers. In general, the value of fixed-income securities will rise when interest rates fall, and fall when interest rates rise, affecting the net asset value of a Fund. For more details on the risks associated with certain investment techniques see "Certain Investment Techniques and Associated Risks." Certain Funds experience high annual portfolio turnover which may involve correspondingly greater brokerage commissions and other transaction costs, and certain adverse tax consequences to shareholders. See "Portfolio Turnover."

                    Purchase and Redemption of Shares

      The minimum initial investment in the Trust is $2,000 per Fund ($500 for IRAs). For information on eligible investors, arrangements for lower minimum investments and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                           FINANCIAL HIGHLIGHTS

      The following tables present financial highlights for each Equity Fund for the last ten fiscal periods, or since inception, if applicable, through December 31, 1996. The information has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 through December 31, 1996, and by other accountants for the periods prior to 1993, and should be read in conjunction with such financial statements. See "Financial Statements" in the SAI.

Financial Highlights
(For a share of beneficial interest outstanding throughout each period)


Managers Income Equity Fund


                                      Year ended December 31,
                                      1996    1995    1994    1993     1992
Net Asset Value, Beginning of Period   $28.43  $24.90  $27.89  $27.38   $28.62
Income from Investment Operations:
   Net investment income (c)              0.76    0.87    0.80    0.81     0.99
   Net realized and unrealized gain       3.97    7.47   (0.50)   2.54     1.72
(loss) on investments
     Total from investment operations      4.73    8.34    0.30    3.35     2.71

Less Distributions to Shareholders:
   From investment income                (0.76)  (0.86)  (0.83)  (0.76)   (0.98)
   From net realized gain on investments (1.91)  (3.95)  (2.46)  (2.08)   (2.97)
     Total distributions to shareholders  (2.67)  (4.81)  (3.29)  (2.84)   (3.95)
Net Asset Value, End of Period         $30.49  $28.43  $24.90  $27.89   $27.38

Total Return (d)                       17.08%  34.36%   0.99%  12.40%   9.80%
  Ratio of expenses to average net              1.45%   1.33%   1.32%   1.20%
assets (c)                             1.44%
                                        (b)
Ratio of net investment income to       2.63%   2.85%   3.06%   2.75%   3.52%
average net assets (c)
Portfolio turnover                       33%     36%     46%     41%     41%
Average commission rate (a)             $0.06     -       -       -       -
Net assets at end of period (000's     $53,063 $37,807 $48,875 $40,965 $49,648
omitted)

Managers Capital Appreciation Fund

                                           Year ended December 31,
                                       1996    1995    1994    1993     1992
Net Asset Value, Beginning of Period   $27.14  $23.25  $25.17  $24.67   $23.46
Income from Investment Operations:
   Net investment income (c)              0.09    0.09    0.12    0.19     0.08
   Net realized and unrealized gain       3.66    7.62   (0.49)   3.80     2.39
(loss) on investments
     Total from investment operations      3.75    7.71   (0.37)   3.99     2.47

Less Distributions to Shareholders:
   From net investment income            (0.10)  (0.08)  (0.12)  (0.19)   (0.07)
   From net realized gain on investments (4.45)  (3.74)  (1.39)  (3.30)   (1.19)
   In excess of net realized gain on         -__     -__ (0.04)      -__     -__
investments
     Total distributions to shareholders  (4.55)  (3.82)  (1.55)  (3.49)   (1.26)
Net Asset Value, End of Period         $26.34  $27.14  $23.25  $25.17   $24.67

Total Return (d)                       13.73%  33.39%  (1.50)% 16.38%   10.50%
Ratio of expenses to average net                1.36%   1.29%   1.18%   1.05%
assets (c)                            1.33%(b
                                         )
Ratio of net investment income to       0.34%   0.31%   0.53%   0.74%   0.33%
average net assets (c)
Portfolio turnover                      172%    134%    122%    131%     175%
Average commission rate (a)             $0.06     -       -       -       -
Net assets at end of period (000's     $101,28 $83,353 $86,042 $69,358 $56,196
omitted)                                 2
</Table
>
(a)All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged.  The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(b)The Funds have entered into arrangements with one or more third-
   party broker-dealers who have paid a portion of each of the Fund's respective expenses.  Absent these expense reductions, the ratio of expenses to average net assets for the year ended December 31, 1996 would have been 1.44% for Managers Income Equity Fund and 1.38% for
   Managers Capital Appreciation Fund.  Such payments were used to reduce the custodian expense for Managers Income Equity Fund, and the custodian and transfer agent expenses for Managers Capital
   Appreciation Fund.
(c)Does not reflect investment advisory and management fees paid by shareholders directly to the Manager prior to May 1990.
(d)For periods less than one year, returns are not annualized.
(e)Annualized.

Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

Managers Special Equity Fund



                                                      Year ended December 31,
                                                 1996   1995(b)  1994     1993    1992

Net Asset Value, Beginning of Period            $43.34  $36.79  $38.90   $36.14  $34.49
Income from Investment Operations:
Net investment income (loss) (c)                (0.00)  (0.07)  (0.01)    0.02    0.05
Net realized and unrealized gain (loss) on       10.68   12.28  (0.76)    6.12    5.35
investments
 Total from investment operations                10.68   12.21  (0.77)    6.14    5.40

Less Distributions to Shareholders:
From net investment income                         -       -       -     (0.01)  (0.05)
From net realized gain on investments           (3.07)  (5.66)  (1.34)   (3.37)  (3.70)
 Total distributions to shareholders            (3.07)  (5.66)  (1.34)   (3.38)  (3.75)
Net Asset Value, End of Period                  $50.95  $43.34  $36.79   $38.90  $36.14
Total Return (d)                                24.75%  33.94%  (1.99)%  17.05%  15.64%
Ratio of expenses to average net assets (c)      1.43%   1.44%   1.37%   1.26%    1.29%
Ratio of net investment income (loss) to average(0.10)% (0.16)% (0.06)%  0.07%    0.14%
net assets (c)
Portfolio turnover                                56%     65%     66%     45%      54%
Average commission rate (a)                      $0.05     -       -       -        -
Net assets at end of period (000's omitted)     $271,43 $118,36 $111,58 $99,032  $53,641
                                                   3       2       4

Managers International Equity Fund

                                                     Year ended December 31,
                                                1996   1995(b)  1994     1993    1992
Net Asset Value, Beginning of Period            $39.97  $36.35  $35.92   $26.52  $25.66
Income from Investment Operations:
   Net investment income (loss) (c)                0.32    0.31    0.16     0.22    0.23
   Net realized and unrealized gain (loss) on      4.76    5.59    0.56     9.88    0.85
investments
     Total from investment operations               5.08    5.90    0.72    10.10    1.08

Less Distributions to Shareholders:
   From net investment income                     (0.33)  (0.13)  (0.08)   (0.29)  (0.22)
   In excess of net investment income                -       -       -     (0.11)     -
                                                                        (0.11)
   From net realized gain on investments          (1.03)  (2.15)     -     (0.30)     _
   In excess of net realized gain on investments      -__     -__ (0.21)      -__      -__
     Total distributions to shareholders           (1.36)  (2.28)  (0.29)   (0.70)  (0.22)
Net Asset Value, End of Period                  $43.69  $39.97  $36.35   $35.92  $26.52

Total Return (d)                                12.77%  16.24%   2.00%   38.20%   4.25%
Ratio of expenses to average net assets (c)      1.53%   1.58%   1.49%   1.47%    1.45%
Ratio of net investment income to average net    0.97%   0.80%   0.60%   0.78%    0.97%
assets (c)
Portfolio turnover                                30%     73%     22%     46%      51%
Average commission rate (a)                      $0.03     -       -       -        -
Net assets at end of period (000's omitted)     $269,56 $140,48 $86,924 $62,273  $23,129
                                                  8       8

(a)All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(b)Calculated using the weighted average shares outstanding during the year.
(c)Does not reflect investment advisory and management fees paid by shareholders directly to the Manager prior to May 1990.
(d)For periods less than one year, returns are not annualized.
(e)Annualized.



                                       Seven
                                      months      Year
              Year Decembe             ended     ended
   1991      ended r 31,     1988    December   May 31,
            1990    1989                31,       1987
                                       1987
  $24.06  $30.23   $28.17   $23.59    $30.82     $28.25

   1.11    1.48     1.68     1.45      0.82       1.49
   5.82   (5.30)    4.77     4.84     (5.16)      3.31
   6.93   (3.82)    6.45     6.29     (4.34)      4.80


  (1.20)  (1.45)   (1.66)   (1.43)    (0.87)     (1.54)
  (1.17)  (0.90)   (2.73)   (0.28)    (2.02)     (0.69)
  (2.37)  (2.35)   (4.39)   (1.71)    (2.89)     (2.23)
  $28.62  $24.06   $30.23   $28.17    $23.59     $30.82

  29.33%  (13.04)  22.24%   26.10%    15.85%     16.95%
             %
  1.16%    0.80%   0.15%    0.17%    0.14%(e)    0.14%
  4.00%    5.40%   5.34%    5.47%    4.89%(e)    5.18%
   64%      57%     23%      26%      35%(e)      36%
    -        -       -        -          -         -
  $70,077 $80,297 $116,103 $108,149  $108,581   $145,146




                                     Seven
                                     months     Year
             Year Decembe            ended    ended May
   1991     ended r 31      1988    December     31,
           1990    1989               31,       1986
                                      1987
  $19.9  $21.84  $20.10   $17.38    $30.89     $30.55
    9


   0.25   0.60    0.91     0.75      0.45       0.81
   6.10  (0.98)   3.47     2.72     (2.37)      2.47
   6.35  (0.38)   4.38     3.47     (1.92)      3.28


  (0.27  (0.61)  (0.91)   (0.75)    (0.47)     (0.82)
    )
  (2.61  (0.86)  (1.73)     -       (11.12)    (2.12)
    )
      -      -__     -__     -__        -__       -__
    __
  (2.88  (1.47)  (2.64)   (0.75)    (11.59)    (2.94)
    )
  $23.4  $19.99  $21.84   $20.10    $17.38     $30.89
    6

  31.97  (1.98)% 21.05%   19.23%    (9.41)%    10.89%
    %
  1.31%   1.09%   0.38%   0.33%    0.24%(e)    0.17%
  1.07%   2.80%   4.04%   3.90%    3.22%(e)    2.85%
   259%   124%    120%     95%      190%(e)     160%
    -       -       -       -          -         -
  $53,2  $45,801 $52,724 $60,551    $74,245   $135,764
    46




                                     Seven
                                    months     Year
            Year Decembe             ended     ended
   1991    ended r 31,     1988    December   May 31,
          1990     1989               31,      1987
                                     1987
  $24.4  $32.45   $27.04  $22.97    $29.11    $29.56
    6


   0.22   0.33     0.54    0.51      0.25      0.42
  11.78  (5.44)    8.57    5.43     (3.67)     2.03
  12.00  (5.11)    9.11    5.94     (3.42)     2.45


  (0.23  (0.36)   (0.64)  (0.40)    (0.25)    (0.44)
    )
  (1.74  (2.52)   (3.06)  (1.47)    (2.47)    (2.46)
    )
  (1.97  (2.88)   (3.70)  (1.87)    (2.72)    (2.90)
    )
  $34.4  $24.46   $32.45  $27.04    $22.97    $29.11
    9

  49.26  (16.05)  32.76%  25.26%   (12.03)%    7.92%
    %       %
  1.30%   1.19%   0.40%    0.60%   0.41%(e)    0.38%
  0.73%   1.22%   1.65%    1.20%   1.54%(e)    1.58%
   70%     67%     48%      62%     38%(e)      38%
    -       -       -        -         -         -
  $40,6  $24,429 $37,316  $28,824   $21,769   $30,441
    16










                                   Seven
                                  months
          Year ended               ended     Year
 1991    December 31,    1988    December    ended
             1990                   31,     May 31,
             1989                  1987      1987
$22.09   $26.12  $23.80  $21.74    $35.32    $26.53

 0.36    0.34    (0.16)   0.02      0.03      0.17
 3.64   (2.85)    3.77    2.12     (3.17)     10.97
 4.00   (2.51)    3.61    2.14     (3.14)     11.14


(0.36)  (0.13)     _     (0.08)    (0.08)    (0.13)
   -       -       -        -         -         -
(0.07)  (1.39)   (1.29)     _      (10.36)   (2.22)
    -__     -__     -__      -__       -__       -__
(0.43)  (1.52)   (1.29)  (0.08)    (10.44)   (2.35)
$25.66  $22.09   $26.12  $23.80    $21.74    $35.32


18.14%  (9.68)%  15.10%   8.89%   (11.63)%   44.10%
 1.69%   2.33%   2.77%    1.68%   1.20%(e)    0.99%
         1.50%   1.12%   (0.73)%  0.12%   0.28%(e)    0.59%
 158%     78%     117%     88%     159%(e)    188%
   -       -        -       -         -         -
$14,222 $9,871  $8,974  $7,337    $8,265    $11,613




             INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

      The investment objectives of a Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that these objectives will be achieved. Investors should refer to the prospectus section entitled "Certain Investment Techniques and Associated Risks" and to the "Other Information" section in the SAI for additional portfolio management discussions and for a description of the ratings mentioned below that are assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Each Fund is subject to certain investment restrictions which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities.

     The Equity Funds pursue their investment objectives primarily by investing in "equity securities," which for this purpose consist of common stock, securities convertible into common stock, such as bonds and preferred stocks, American Depositary Receipts and securities such as rights and warrants which permit the holder to purchase equity securities.

      To the extent consistent with their investment objectives and policies, the Equity Funds may also invest in fixed-income securities for current income and capital preservation. Such fixed-income securities will have a maximum remaining maturity of fifteen years. The Equity Funds will invest in fixed-income securities issued by the U.S. government and its agencies and instrumentalities, or corporate bonds or debentures that are rated not less than Aa by Moody's or AA by Standard & Poor's, or, in the case of debt securities not rated by Moody's or Standard & Poor's, of comparable quality as determined by the Asset Manager. Each of the Equity Funds may invest a portion of its cash balances in shares of unaffiliated money market mutual funds, when the Manager determines that such investments offer higher net yields (after considering all direct and indirect fees and expenses) than direct investments in cash equivalent securities. The Equity Funds may also invest in fixed-income securities for capital appreciation. Fixed-income securities may have a fixed or variable rate. Any or all of the Funds may at times for defensive purposes temporarily place all or a portion of their assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks when, in the judgment of the Fund's Asset Manager, such investments are appropriate in light of economic or market conditions. See "Other Information-Cash Equivalents" in the SAI. In addition to these strategies, the International Equity Fund, as a temporary defensive position policy, may invest in cash equivalents of foreign issuers, foreign government bonds or other non-U.S. dollar denominated cash equivalents.

                       Managers Income Equity Fund

      The Fund's investment objective is to seek a high level of current income from a diversified portfolio of income-producing equity securities. The Fund ordinarily invests at least 65% of its total assets in income-producing equity securities. The Fund does not intend to invest in securities of companies without proven earnings.

                    Managers Capital Appreciation Fund

      The Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek income by investing in a diversified portfolio of equity securities.

                       Managers Special Equity Fund

      The Fund's investment objective is to seek capital appreciation by investing primarily in the equity securities of a diversified group of companies expected to have superior earnings growth potential. The Fund's investments will tend to be in the securities of companies having small to medium market capitalizations. The Fund ordinarily invests at least 65% of its total assets in such equity securities. In selecting securities for the Fund, the Asset Manager may purchase securities of companies which are in the early stages of their corporate life cycle or not yet well recognized, or in more established firms which are experiencing accelerated earnings growth.

                    Managers International Equity Fund

      The Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek income by investing primarily in non-U.S. equity securities. The Fund ordinarily invests at least 65% of its total assets in equity securities of companies domiciled outside the United States, but up to a combined total of 35% of its total assets may be invested in equity and fixed-income securities of U.S. companies when, in the estimation of the Asset Manager, expected returns from such securities exceed those of non-U.S. equity securities. The Fund may invest in fixed-income securities denominated in foreign currencies.

      The Fund intends to diversify investments among countries and normally intends to hold securities of non-U.S. companies in at least three countries. Investments may be made in companies in developing as well as developed countries. Currently, the Fund may invest in securities of foreign issuers located in countries approved by the Fund's Board of Trustees. The Fund intends to invest in non-U.S. companies whose securities are traded on exchanges located in the countries in which the issuers are principally based. For a discussion of the risks associated with investing in foreign securities, see "Certain Investment Techniques and Associated Risks-Other Securities-Foreign Securities."

            CERTAIN INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

      The following are descriptions of types of securities invested in by the Equity Funds, certain investment techniques employed by the Funds and risks associated with utilizing either the securities or the investment techniques. Unless otherwise indicated, all of the Funds may invest in the indicated securities and use the indicated investment techniques.

                General Risks Associated with Equity Funds

      The Equity Funds are subject to normal market risks. In an attempt to reduce risk of loss of principal due to changes in the value of individual stocks, each of the Equity Funds invests in a diversified portfolio of common stocks. Such diversification does not eliminate all risks and investors should expect the net asset value of their Equity Fund shares to fluctuate based on market conditions.

       The securities of small- to medium-sized (by market capitalization) companies, or financial instruments related to such securities, may have a more limited market than the securities of larger companies. Accordingly, it may be more difficult to effect sales of such securities at an advantageous time or without a substantial drop in price than securities of a company with a large market capitalization and broad trading market. In addition, securities of small- to medium-sized companies may have greater price volatility as they are generally more vulnerable to adverse market factors such as unfavorable economic reports.

                             Other Securities



 Foreign Securities. Investments in foreign securities involve risks that differ from investments in securities of domestic issuers. Such risks may include political and economic developments, the possible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well developed securities markets, as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. For additional information regarding the risks associated with foreign branch issues, see "Other Information-Obligations of Domestic and Foreign Banks" in the SAI. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

  Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss to those Funds that purchase them. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the Asset Manager determines, subject to the review of the Trustees, that such securities have a readily available market.

   Repurchase Agreements. In a repurchase transaction, a Fund purchases a security from a bank or a broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. No Fund may invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds the Fund's limits on investments in illiquid securities. For more information concerning repurchase agreements, see "Other Information-Repurchase Agreements" in the SAI.

  Securities Lending. Consistent with its investment objective and policies, each Fund may lend its portfolio securities in order to realize additional income. Any such loan will be continuously secured by collateral at least equal in value to the value of the securities loaned. The risk of loss on such transactions is mitigated because, if a borrower were to default, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

 Segregated Accounts. When a Fund has entered into transactions such as reverse repurchase agreements or certain options, futures and forward transactions, the Fund will establish a segregated account with its Custodian in which it will maintain cash and/or other liquid securities equal in value to its obligations in respect to such transaction.

                            Hedging Techniques

      Unless otherwise indicated, the Funds' portfolio managers may engage in the following hedging techniques to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in market values, interest rates or currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between a hedging instrument and the underlying security, currency, index, futures contract or other investment may limit the effectiveness of a particular hedging strategy.

     A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

  Options. Each Fund may write ("sell") covered put and covered call options covering the types of financial instruments in which the Fund may invest (including individual stocks, stock indices, futures contracts, forward foreign currency exchange contracts and when-issued securities) to provide protection against the adverse effects of anticipated changes in securities prices. A Fund may also write covered put options and covered call options as a means of enhancing its return through the receipt of premiums when the Fund's portfolio manager determines that the underlying securities, indices or futures contracts have achieved their potential for appreciation. By writing covered call options, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security, index or futures contract above the exercise price except insofar as the premium represents such a profit. The risk involved in writing covered put options is that there could be a decrease in the market value of the underlying security, index or futures contract. If this occurred, the option could be exercised and the underlying security, index or futures contract would then be sold to the Fund at a higher price than its then current market value. A Fund will write only "covered" options.

      When writing call options, a Fund will be required to own the underlying financial instrument, index or futures contract or own financial instruments or indices whose returns are closely correlated with the returns of the financial instrument, index or futures contract underlying the option. When writing put options a Fund will be required to segregate with its custodian bank cash and/or other liquid securities to meet its obligations under the put. By covering a put or call option, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objectives may be impaired.

      The Fund may also purchase put and call options to provide protection against adverse price effects from anticipated changes in prevailing securities prices. The purchase of a put option protects the value or portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract increased over the strike price by an amount greater than the premium paid. It would realize a loss if the price of the security, index or futures contract decreased, remained the same or did not increase over the strike price during the option period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

      The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Fund may treat the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. A Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the amount that the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). For more information concerning options transactions, see "Other Information-Covered Put Options-Covered Call Options," and "-Puts and Calls" in the SAI.

  Futures Contracts. A Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against changes in prices of the financial instruments in which it may invest. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid securities to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objectives may be impaired. See "Other Information-Equity Index Futures Contracts" and "-Interest Rate Futures Contracts" in the SAI.

 Forward Foreign Currency Exchange Contracts. A Fund's Asset Manager may attempt to hedge the risk that a particular foreign currency may suffer a substantial decline against the U.S. dollar by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It may also enter into such contracts to protect against losses resulting from changes in foreign currency exchange rates between trade and settlement date. Such contracts will have the effect of limiting any gains to the Fund resulting from changes in such rates. Losses may also arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract. See "Other Information-Forward Foreign Currency Exchange Contracts" in the SAI.

                            PORTFOLIO TURNOVER

      In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when an Asset Manager deems it appropriate to purchase or sell securities for a Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in Equity Securities and other transaction costs which are borne directly by a Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which, when distributed to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" and "Tax Information." For the Equity Funds' portfolio turnover rates, see "Financial Highlights."

                  PURCHASE AND REDEMPTION OF FUND SHARES
                       How to Purchase Fund Shares

      Initial purchases of shares of the Funds may be made in a minimum amount of $2,000 per Fund ($500 for IRAs). Arrangements can also be made to open accounts with a $500 or $250 initial investment and an agreement to invest at least $50 or $100, respectively, per month until the minimum is attained. Call (800)835-3879 for more information on these arrangements. There is no minimum for additional investments, except for telephone Automated Clearing House ("ACH") purchases.

      Investors may purchase shares of the Trust through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange Commission (a "Registered Investment Adviser") or directly from the Trust as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

      The following shows the various methods for purchasing the Trust's shares. For more complete instructions, see the account application.

         Method

                             Initial Investment     Additional Investments

Minimums:
Regular accounts           $2,000 (or lower, as     No minimum
                          described above)
IRAs, IRA rollovers, SEP   $500                     No minimum
and SIMPLE IRAs

         Method
Through your investment    Contact your investment  Send additional funds to
professional              advisor, bank or other   your investment
                          investment professional  professional at the
                                                   address appearing on
                                                   your account statement

Direct by mail             Send your account        Send letter of
                          application and check    instruction and check
                          (payable to The Managers (payable to The Managers
                          Funds) to the address    Funds) to
                          indicated on the         The Managers Funds
                          application              c/o Boston Financial
                                                   Data Service, Inc.
                                                   P.O. Box 8517
                                                   Boston, MA 02266-8517
                                                   Please include your
                                                   account # on your check

Direct Federal Funds or    Call (800) 358-7668 to   Call the Transfer Agent
Bank Wire                 notify the Transfer      at (800) 358-7668 prior
                          Agent, and instruct your to wiring additional
                          bank to wire U.S. funds  funds
                          to:
                           ABA #011000028
                           State Street Bank &
                            Trust Company
                           Boston, MA 02101
                           BFN-The Managers Funds
                           AC 9905-001-5
                           FBO-Shareholder Name

By telephone               Only for established     Call the Transfer Agent
                          accounts with ACH        at (800) 252-0682
                          privileges. Call
                          (800) 252-0682 with      Minimum investment: $100
                          instructions for the
                          Transfer Agent

     The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Fund without regard to a minimum initial investment.

      Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers. From time to time the Trust's distributor may supply materials to Registered Investment Advisers to assist them in formulating an investment program using the Trust for their clients. Such materials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

      Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with providing this service. Shares purchased in this fashion may be treated as a single account for purposes of the minimum initial investment. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization and the Trust's transfer agent. Certain processing organizations may receive compensation from the Trust's Manager, Administrator and/or an Asset Manager.

      Trust shares are offered and orders accepted on each business day (a day on which the New York Stock Exchange ("NYSE") is open for trading). The Trust may limit or suspend the offering of shares of any or all of the Funds at any time and may refuse, in whole or in part, any order for the purchase of shares.

     Purchase orders received by the Trust, c/o Boston Financial Data Services at the address listed on the back cover of this prospectus, prior to 4:00 p.m., Eastern Standard Time, on any business day will receive the offering price computed that day. Orders received prior to 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Manager will receive that day's offering price. The broker-dealer, omnibus processor or investment professional, is responsible for promptly transmitting orders to the Trust. The Trust cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt the next business day.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received by 3:00 p.m. the following business day, except for certain processing organizations which have entered into special arrangements with the Trust.

     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted. To ensure that checks are collected by the Trust, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

      If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account to enable an ACH, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, each Fund can redeem shares from any identically registered account in such Fund or any other Fund in the Trust as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

      In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

  Share Price and Valuation of Shares. The net asset value of shares of each Fund is computed each business day, at the close of trading on the NYSE, and is the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. For further information, see "Net Asset Value" in the SAI.

                             Redeeming Shares

      Any redemption orders received by the Trust as indicated below before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of trading on the NYSE on that day. Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next business day. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next business day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Manager on a case-by-case basis.

               Method                             Instructions
By mail-write to                       Send a letter of instruction which
The Managers Funds                     specifies the name of the Fund,
c/o Boston Financial Data             dollar amount or number of shares to
Services,Inc.                         be sold, your name and account
P.O. Box 8517                         number. This letter must be signed
Boston, MA 02266-8517                 by all owners of the shares in the
                                      exact manner in which they appear on
                                      the account.

                                       In the case of estates, trusts,
                                      guardianships, custodianships,
                                      corporations and pension and profit
                                      sharing plans, other supporting
                                      legal documentation is required.

By telephone                           For shareholders who have elected
                                      telephone redemption privileges on
                                      their applications, telephone the
                                      Trust at (800) 252-0682.

By contacting your investment
professional

By writing a check (Managers Money     For shareholders who have elected
Market Fund shareholders only)        the checkwriting option with State
                                      Street Bank and Trust Company, see
                                      "Investor Services-Checkwriting
                                      Privilege" below.

                            Investor Services



      Automatic Reinvestment Plan allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

     Automatic Investments of preauthorized amounts from private bank accounts can be made monthly, quarterly or annually. The amount you specify will automatically be deducted from your bank account and invested on the day you specify.

      Systematic Withdrawals of $100 or more per Fund can be made monthly by shareholders.

      Dollar Cost Averaging allows for regular automatic exchanges from any Fund to one or more other Funds, or can also be done through the Automatic Investment service above. Before investing in the Trust's Income Funds, shareholders must obtain a prospectus from the Trust describing those Funds.

      Individual Retirement Accounts, including SEP and SIMPLE IRAs, IRA rollovers and 403(b) accounts, are available to shareholders at no additional cost.

      Checkwriting Privilege is available only to shareholders of the Trust's Money Market Fund. Before investing in the Trust's Money Market Fund, shareholders must obtain a prospectus from the Trust describing the Money Market Fund and the conditions and limitations pertaining to this privilege. Participating shareholders must return a completed signature card and authorization form, and will be provided a supply of checks. Checks may be drawn on State Street Bank for amounts between $500 and $500,000. When such a check is presented to State Street Bank for payment, a sufficient number of full and fractional shares will be redeemed from the shareholder's account to cover the amount of the check.

       The check redemption privilege for withdrawal enables a shareholder to receive dividends declared on the shares to be redeemed (up to and including the day of redemption) until such time as the check is processed. Because of this, the check redemption privilege is not appropriate for a complete liquidation of a shareholder's account. If the amount of a withdrawal check is greater than the value of the shares held in the shareholder's account the check will be returned unpaid, and the shareholder will be subject to additional charges.

      Managers Money Market Fund and State Street Bank each reserve the right at any time to suspend or limit the procedure permitting withdrawals by check.

     Exchange Privilege. The exchange privilege permits shareholders of any of the Funds to exchange their shares for shares of any of the other Funds at the relative net asset value per share. Exchange transactions may be made by writing to the Fund (see "Redeeming Shares"), by contacting your investment professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at
(800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing the Income Funds of the Trust before requesting an exchange into one or more of those Funds. By requesting an exchange into one of those Funds, shareholders are deemed to confirm receipt of the prospectus describing the Trust's Income Funds.

      The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Manager, inconsistent with the orderly management of the Funds' portfolios.

      The Trust and its Transfer Agent will employ reasonable procedures to verify the genuineness of telephonic redemption or exchange requests. If such procedures are not followed, the Trust or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. These procedures involve requiring certain personal identification information.

      The above services are available only in states where the Funds may be legally offered, and may be terminated or modified by one or more Funds at any time upon 60 days written notice to shareholders. None of the Funds, the Distributor, the Trust's Custodian, or Transfer Agent, nor their respective officers and employees, will be liable for any loss, expense or cost arising out of a transaction effected in accordance with the terms and conditions set forth in this Prospectus even if such transaction results from any fraudulent or unauthorized instructions.

             Income Dividends and Capital Gain Distributions

      Income dividends will normally be paid on the Equity Funds at the frequency noted in the following table. Income dividends will normally be declared on the fourth business day prior to the end of the dividend period, payable on the following business day, to shareholders of record on the day prior to the declaration date. Distributions of any capital gains will normally be paid annually in December.

Frequency                                        Fund
Monthly                             Income Equity Fund
Annually                            Capital Appreciation Fund,
                                   Special Equity Fund,
                                   International Equity Fund

      All dividends and distributions declared by a Fund will be reinvested in additional shares of the Fund at the net asset value on the "Ex-dividend" date(unless the shareholder has elected to receive dividends or distributions in cash or invest them in shares of the Money Market Fund). An election may be changed by delivering written notice to the Fund at least ten business days prior to the payment date.

                         MANAGEMENT OF THE FUNDS
                                 Trustees

      Information concerning the Trustees, including their names, positions, terms of office and principal occupations during the past five years, is contained in the SAI.

                            Investment Manager

      It is the Manager's responsibility to select, subject to review and approval by the Trustees, the Asset Managers who have distinguished themselves by able performance in their respective areas of expertise in asset management and to continuously monitor their performance. The Manager and its corporate predecessors have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors. In addition, the Manager employs the services of a consultant specializing in appraisal and comparison of investment managers to assist in evaluating asset
managers.  The  Manager  is  also  responsible  for  conducting   all
operations of the Funds except those operations contracted to the Custodian and to the Transfer Agent.

      The Trust has received an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees without obtaining shareholder approval. At meetings held on December 5, 1994 and December 15, 1994, the shareholders of the Funds approved the operation of the Trust in this manner. The order also permits the Manager, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that would cause an automatic termination of a sub-advisory agreement. Although shareholder approval is not required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of the majority of the outstanding shares of the Fund. Shareholders will continue to be notified of any Asset Manager changes.

      The following table sets forth the annual management fee rates currently paid by each Equity Fund, the annual asset management fee rates paid by the Manager to each Asset Manager for a particular Fund during fiscal 1996, each expressed as a percentage of the Fund's average daily net assets.

            Name of Fund                Total     Asset
                                      Managemen Managemen
                                        t Fee       t
                                                   Fee
Income Equity Fund                         0.75%     *
Capital Appreciation Fund                  0.80%     0.40%
Special Equity Fund                        0.90%     0.50%
International Equity Fund                  0.90%     0.50%

___________

* The asset management fee paid to Scudder, Stevens & Clark, Inc. is 0.35% and to Spare, Kaplan, Bischel & Associates is 0.40%.

                              Asset Managers

      The following sets forth certain information about each of the Asset Managers:

Income Equity Fund

      Scudder, Stevens & Clark, Inc. ("Scudder")-The investment adviser was founded in 1919, and was reorganized as a privately held corporation in 1985. As of December 31, 1996, assets under management totaled $115 billion. Its address is 345 Park Avenue, New York, NY 10154.

     Robert T. Hoffman is the portfolio manager of the portion of the Income Equity Fund managed by Scudder. He is a Managing Director of Scudder, and has been with the firm since 1989.

      Spare, Kaplan, Bischel & Associates ("SKB")-The firm was formed in August 1989 by a group of investment professionals who were formerly associated with Merus Capital-The Bank of California, a wholly-owned subsidiary of Mitsubishi Bank Ltd. As of December 31, 1996, assets under management totaled $2.8 billion. Its address is 44 Montgomery Street, San Francisco, CA 94104.

      Anthony E. Spare is the portfolio manager of the portion of the Income Equity Fund managed by SKB. He is Chief Investment Officer of SKB, and one of the founders of the firm.

Capital Appreciation Fund

     Essex Investment Management Company, Inc. ("Essex")-The firm was formed in 1976 and is owned by employees of the firm. As of December 31, 1996, assets under management totaled $4.1 billion. Its address is 125 High Street, Boston, MA 02110.

      Joseph C. McNay and Donald V. Dougherty serve as the portfolio managers of the portion of the Capital Appreciation Fund managed by Essex. Mr. McNay is the Chairman and Chief Investment Officer of Essex, a position he has held since the firm's inception. Mr. Dougherty has served as a Vice President and portfolio manager of Essex since 1994; prior to that time he served in a similar capacity with Putnam Investments.

     Husic Capital Management ("Husic")-Husic commenced operations in 1986. The firm is a limited partnership which is 100% owned by Frank
J. Husic. As of December 31, 1996, assets under management totaled approximately $4.1 billion. Its address is 555 California Street, Suite 2900, San Francisco, CA 94104.

      Frank J. Husic is the portfolio manager of the portion of the Capital Appreciation Fund managed by Husic. He has been President and Chief Investment Officer of Husic since the firm's inception.

Special Equity Fund

       Liberty Investment Management ("Liberty")-The firm was originally formed in 1976 and is currently a division of Goldman Sachs Asset Managment. As of December 31, 1996, assets under management totaled $5.6 billion. Its address is 2502 Rocky Point Drive, Suite 500, Tampa, FL 33607.

      Timothy G. Ebright is the portfolio manager of the portion of the Special Equity Fund managed by Liberty. He is a Senior Vice President of Liberty, a position he has held since 1988.

      Pilgrim Baxter & Associates ("PBA")-The firm was formed in 1982 and is owned by United Asset Management, a public company. As of December 31, 1996, assets under management totaled over $14.7 billion. Its address is 1255 Drummers Lane, Wayne, PA 19087.

      Gary L. Pilgrim is the portfolio manager of the portion of the Special Equity Fund managed by PBA. He is President and Chief Investment Officer of PBA, and one of the founders of the original firm.

     Westport Asset Management, Inc. ("Westport")-The firm was formed in July 1983 and is owned by Andrew J. Knuth and Ronald H. Oliver. As of December 31, 1996, assets under management totaled $825 million. Its address is 253 Riverside Avenue, Westport, CT 06880.

      Andrew J. Knuth is the portfolio manager of the portion of the Special Equity Fund managed by Westport. He is the Chairman of Westport, and one of the founders of the firm.


International Equity Fund

      Scudder, Stevens & Clark, Inc.-See Income Equity Fund for a description.

     William E. Holzer is the portfolio manager of the portion of the International Equity Fund managed by Scudder. He is a Managing Director of Scudder, a position he has held since 1980.

     Lazard, Freres Asset Management Co. ("Lazard")-The firm is a New York limited liability company founded in 1848. As of December 31, 1996, the firm had $38 billion under management. Its address is One Rockefeller Plaza, New York, NY 10020.

     John R. Reinsberg is the portfolio manager of the portion of the International Equity Fund managed by Lazard. He is a Managing
Director of Lazard, a position he has held since 1992. Prior to joining Lazard, he served in a similar portfolio management


Administration and Shareholder Servicing; Distributor; Transfer Agent



  Administrator. The Managers Funds, L.P. serves as the Trust's administrator (the "Administrator") and has overall responsibility, subject to the review of the Trustees, for all aspects of managing the Trust's operations, including administration and shareholder services to the Trust, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Trust's shareholders ("Shareholder Representatives"). The Administrator is paid at the rate of 0.25% per annum of each Equity Fund's average daily net assets.

       Administrative services include (i) preparation of Fund performance information; (ii) responding to telephone and in-person inquiries from shareholders and Shareholder Representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and portfolio holdings and Fund distributions and the taxation thereof; (iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's registration with Federal and state securities regulators;
(v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Administrator;
(vi)  supervising the operations of the Trust's Transfer  Agent;  and
(vii) such other administrative, shareholder and shareholder related services as the parties may from time to time agree in writing.

  Distributor. The Managers Funds, L.P. serves as distributor of the shares of the Trust. Its address is 40 Richards Avenue, Norwalk, Connecticut 06854.

  Transfer  Agent.   State Street Bank and Trust Co.  serves  as  the
Trust's Transfer Agent.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

      Each Asset Manager is responsible for decisions to buy and sell securities for each Fund or component of a Fund that it manages, as well as for broker-dealer selection in connection with such portfolio transactions. In the case of securities traded on a principal basis, transactions are effected on a "net" basis, rather than a transaction charge basis, with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Transactions in other securities are effected on a transaction charge basis where the broker acts as agent and receives a commission in connection with the trade. In effecting securities transactions, each Asset Manager is responsible for obtaining best price and execution of orders, provided that the Asset Manager may cause a Fund to pay a commission for brokerage and research services which is in excess of the commission another broker would have charged for the same transaction if the Asset Manager determined in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of the particular transaction or in terms of all of the accounts over which the Asset Manager has investment discretion. The dealer spread or broker's commission charged in connection with a transaction is a component of price and is considered together with other relevant factors. Any of the Funds may effect securities transactions on a transaction charge basis through a broker-dealer that is an affiliate of the Manager or of one of that Fund's Asset Managers in accordance with procedures approved by the Trustees. However, no Asset Manager for a Fund or its affiliated broker-dealer may act as principal in any portfolio transaction for any Fund with which it is an affiliate, and no affiliate of the Manager may act as principal in a portfolio transaction for any of the Funds.

                         PERFORMANCE INFORMATION

      From time to time the Funds may advertise "yield" and/or "total return." These figures are based on historical earnings and are not intended to indicate future performance.

                                  Yield

      The Income Equity Fund may advertise "yield." Yield refers to income generated by an investment in the Fund during a 30-day (or one month) period. This income is then annualized. That is, the amount of income generated during the period is assumed to be generated during each 30-day (or one month) period over a one-year period and is shown as a percentage of the investment.

                               Total Return

      Each of the Funds may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

      A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Information" in the SAI.

       The Funds' annual reports contain additional performance information and are available upon request without charge.

           DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust offers a single class of shares of beneficial interest, without par value, and currently offers ten series of its shares as described in the Trust's Prospectus. The Trustees have the authority to create new series of shares in addition to the existing ten series without the requirement of a vote of shareholders of the Trust.

      Shares of each Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all Funds and affecting all Funds in the same manner, shareholders of all Funds are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required.

      The Trust and its Funds are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of a Fund upon written request of the holders of at least 10% of that Fund's shares.

      Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

     Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, the Investment Manager and the Trust, among other defendants. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. In the suit relating to Managers Short Government Fund, after plaintiff amended the complaint, a second motion to dismiss was filed. In that action, the parties have now entered into a preliminary agreement to settle all claims by the purported class. However, the parties have not finalized their settlement nor have they obtained the required court approvals. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.


     As of March 11, 1997, Resource Bank and Trust Company owned more than 25% of the shares of Managers Capital Appreciation Fund and customers of Charles Schwab & Co. owned more than 25% of the shares of the Managers Special Equity Fund.

                             TAX INFORMATION
                                The Funds

      Each Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), under which each Fund is regarded as a separate regulated investment company.

      All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

     Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

      Generally, each Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

      Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment with respect to their own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.

                           SHAREHOLDER REPORTS

      Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Funds in which they have invested. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.

                                  THE MANAGERS FUNDS
                                PROSPECTUS
                           Dated April 1, 1997

                               INCOME FUNDS

      The Managers Funds (the "Trust") is a no-load, open-end, management investment company with ten different series (each, a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. The Funds' investment portfolios are managed by asset managers selected, subject to the review and approval of the Trustees of the Trust, by The Managers Funds, L.P. (the "Manager"). The Manager is also responsible for administering the Trust and the Funds. This Prospectus describes the following five Funds (the "Income Funds"):

      Managers Short Government Fund-(the "Short Government Fund") seeks high current income while preserving capital by investing primarily in U.S. government securities with an average maturity not exceeding three years.

      Managers Short and Intermediate Bond Fund-(the "Short and Intermediate Bond Fund") seeks high current income by investing in a portfolio of fixed-income securities with an average portfolio maturity between one and five years.

      Managers Intermediate Mortgage Fund-(the "Intermediate Mortgage
Fund")   seeks   high  current  income  by  investing  primarily   in
mortgage-related securities.

      Managers Bond Fund-(the "Bond Fund") seeks income by investing primarily in fixed-income securities.

      Managers Global Bond Fund-(the "Global Bond Fund") seeks high total return, through both income and capital appreciation, by investing primarily in domestic and foreign fixed-income securities.

      This Prospectus sets forth concisely the information concerning the Trust and the Income Funds that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated April 1, 1997, which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or
(203) 857-5321.

      Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares of the Trust are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            TABLE OF CONTENTS

                                                                       Pag
                                                                        e
Illustrative Expense Information                                           3
Summary                                                                    4
Financial Highlights                                                       5
Investment Objectives, Policies and Restrictions                          11
Certain Investment Techniques and Associated Risks                        18
Portfolio Turnover                                                        26
Purchase and Redemption of Fund Shares                                    26
Management of the Funds                                                   33
Portfolio Transactions and Brokerage                                      36
Performance Information                                                   37
Description of Shares, Voting Rights and Liabilities                      38
Tax Information                                                           39
Shareholder Reports                                                       40

                  ILLUSTRATIVE EXPENSE INFORMATION

      The following tables provide the investor with information concerning annual operating expenses of the Income Funds. The Funds impose no sales load on purchases of shares or on reinvested dividends and distributions, nor any deferred sales load upon redemption. There are no redemption fees, exchange fees or Rule 12b-1 fees.

     Income Funds' Annual Operating Expenses: (based on average daily net assets during fiscal 1996, after expense reimbursements)

                    Fund                                            Total
                                              Managemen   Other   Operating
                                               t Fee*   Expenses* Expenses*
                                                            *         *
Short Government Fund                              0.20%     0.97%     1.17%
Short and Intermediate Bond Fund                   0.50%     0.95%     1.45%
Intermediate Mortgage Fund                         0.45%     0.74%     1.19%
Bond Fund                                         0.625%     0.73%     1.36%
Global Bond Fund                                   0.70%     0.86%     1.56%

_____

* The management fees reflect the fees payable by each Fund under the current investment advisory agreements, except that in the case of the Short Government Fund, the management fee also reflects a voluntary fee waiver by the Manager. In the absence of such waiver, the management fee for this Fund would be 0.45%.

** Other expenses reflect the expenses actually incurred by each Fund during the year ended December 31, 1996. With respect to the Short Government Fund, where no administrative fee is currently being charged, such expenses reflect a voluntary waiver of administrative fees by the Manager. In the absence of all such waivers, other expenses would be 1.17% and the total operating expenses would be 1.62%. See "Management of the Funds-Administration and Shareholder Servicing; Distributor; Transfer Agent."

      These fee waivers may be modified or terminated at anytime at the sole discretion of the Manager. Shareholders will be notified of any such modification or termination at the time it becomes effective.

Examples

      An investor would pay the following expenses on a $1,000 investment in the respective Income Funds over various time periods assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, and (3) continuation of any currently applicable waivers of management fees. As noted above, the Funds do not charge any redemption fees or deferred sales loads of any kind.

      The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                     Fund                         1     3      5      10
                                                year  years  years   years
Short Government Fund                              $12    $37    $64    $142
Short and Intermediate Bond Fund                    15     46     79     174
Intermediate Mortgage Fund                          12     38     65     144
Bond Fund                                           14     43     74     164
Global Bond Fund                                    16     49     85     186

                                 SUMMARY
              General Description of the Trust and the Funds

      The Trust is a no-load, open-end, management investment company
organized  as  a  Massachusetts  business  trust,  composed  of   the
following ten separate series:

     Managers Income Equity Fund      Managers Short and Intermediate Bond
 Managers Capital Appreciation Fund                   Fund
    Managers Special Equity Fund       Managers Intermediate Mortgage Fund
 Managers International Equity Fund            Managers Bond Fund
   Managers Short Government Fund           Managers Global Bond Fund
                                           Managers Money Market Fund

      This Prospectus relates to the Income Funds. A Prospectus for the other Funds (the "Equity Funds" and the Money Market Fund) can be obtained by calling (800) 835-3879 or (203) 857-5321.

      Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                                Management

      The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Manager provides investment management and administrative services for the Trust and the Funds. The assets of each Fund are managed by one or more asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected, subject to the review and approval of the Trustees, by the Manager. The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Manager and the Trustees, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and the specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A portion of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers. See "Management of the Funds" for more detailed information.

                              Special Risks

      There are certain risks associated with the investment policies of each of the Income Funds. For instance, to the extent that a Fund invests in securities of non-U.S. issuers or denominated or quoted in foreign currencies, the Fund may face risks that are different from those associated with investment in domestic U.S. dollar denominated or quoted securities, including the effects of changes in currency exchange rates, political and economic developments, the possible imposition of exchange controls, governmental confiscation or restrictions, less availability of data on companies and a less well developed securities industry as well as less regulation of stock exchanges, brokers and issuers. To the extent that a Fund invests in municipal obligations, the Fund is vulnerable to the economic, business or political developments that might affect particular municipal issuers or municipal obligations of a particular type. To the extent that a Fund invests in mortgage-related or asset-backed securities, a loss could be incurred if the payments or prepayments on those securities are made at rates other than those anticipated at the time of purchase, or if the collateral backing the securities is insufficient. In general, the value of fixed-income securities, and consequently the Funds' net asset values, will rise when interest rates fall, and fall when interest rates rise, affecting the net asset value of a Fund. For more details on the risks associated with certain securities and investment techniques see "Certain Securities and Investment Techniques and Associated Risks." Certain Funds experience high annual portfolio turnover which may involve correspondingly greater brokerage commissions and other transaction costs, and certain adverse tax consequences to shareholders. See "Portfolio Turnover."

                    Purchase and Redemption of Shares

      The minimum initial investment is $2,000 per Fund ($500 for IRAs). For information on eligible investors, arrangements for lower minimum investments and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                           FINANCIAL HIGHLIGHTS

The following tables present financial highlights for each Income Fund for the last eleven fiscal periods, or since inception, if applicable, through December 31, 1996. The information has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 through December 31, 1996, and by other accountants prior to 1993, and should be read in conjunction with such financial statements. See "Financial Statements" in the SAI.

Financial Highlights (For a share of beneficial interest outstanding throughout each period)


Managers Short Government Fund




                                    Year ended December 31,
                                1996   1995(d   1994   1993     1992
                                          )
Net Asset Value, Beginning of   $17.76  $16.96  $19.35 $19.86   $20.35
Period
Income from Investment
Operations:
   Net investment income (a)       1.02    0.98    0.86   1.28     1.26
   Net realized and unrealized    (0.37)   0.63   (2.01) (0.53)   (0.49)
gain (loss) on investments
     Total from investment          0.65    1.61   (1.15)  0.75     0.77
operations

Less Distributions to
Shareholders:
   From net investment income     (1.01)  (0.50)  (1.17) (1.26)   (1.26)
   In excess of net investment       _                      _       _
income                         ______  (0.31)  (0.07) ______   ______
     Total distributions to        (1.01)  (0.81)  (1.24) (1.26)   (1.26)
shareholders

Net Asset Value, End of Period  $17.40  $17.76  $16.96 $19.35   $19.86
Total Return (b)(e)              3.89%   9.71%  (6.18)  3.81%   3.90%
                                                 %
Ratio of net expenses to         1.17%   1.25%  0.97%   0.87%   0.76%
average net assets (a)
Ratio of net investment income   5.85%   5.62%  7.06%   8.71%   6.24%
to average net assets (a)
Portfolio turnover               169%    238%    140%   189%     168%
Net assets at end of period     $6,113  $5,836  $10,26 $87,87  $142,874
(000's omitted)                                  3       4


Ratio of total expenses to       1.62%   1.65%  1.03%   0.96%   0.83%
average net assets, absent
waiver (f)
Ratio of net investment income   5.40%   5.22%  7.00%   8.62%   6.17%
to average net assets, absent
waiver (f)



Managers Short and Intermediate Bond Fund



                                       Year ended December 31,
                               1996    1995    1994    1993   1992
Net Asset Value, Beginning of  $19.67  $18.06  $21.23  $20.89 $20.33
Period
Income from Investment
Operations:
   Net investment income (a)      1.03    1.28    1.45    1.38   1.69
   Net realized and unrealized   (0.24)   1.45   (3.17)   0.34   0.57
gain (loss) on investments
     Total from investment         0.79    2.73   (1.72)   1.72   2.26
operations

Less Distributions to
Shareholders:
   From net investment income    (1.01)  (1.09)  (1.37)  (1.38) (1.70)
   In excess of net investment      -    (0.03)  (0.08)    -       -
income
     Total distributions to       (1.01)  (1.12)  (1.45)  (1.38) (1.70)
shareholders

Net Asset Value, End of Period $19.45  $19.67  $18.06  $21.23 $20.89
Total Return (b)(e)             4.15%  15.57%  (8.37)  8.49%  11.55%
                                                 %
Ratio of net expenses to        1.45%   1.50%   1.05%  0.94%   0.86%
average net assets (a)
Ratio of net investment income  5.43%   6.52%   7.11%  6.58%   8.33%
to average net assets (a)
Portfolio turnover               96%    131%     57%    126%   117%
Net assets at end of period    $22,38  $25,24  $30,95  $112,2 $72,03
(000's omitted)                  0       1       6      28      1


Ratio of total expenses to       N/A
average net assets, absent              N/A     N/A    N/A     N/A
waiver (f)
Ratio of net investment income   N/A
to average net assets, absent           N/A     N/A    N/A     N/A
waiver (f)

(a) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager for periods prior to May 1990.
(b)    For periods less than one year, returns are not annualized.
(c)    Annualized.

                                    For the period
                                     October 15,
                                         1987
                                    (commencement
             Year ended             of operations)
  1991      December 31,     1988         to
                1990                 December 31,
                1989                     1987
 $19.86    $19.96  $19.85   $20.06      $20.00

  1.58      1.42    1.65     1.42        0.29
  0.49     (0.03)   0.11    (0.21)      (0.01)
  2.07      1.39    1.76     1.21        0.28


 (1.58)    (1.49)  (1.65)   (1.42)      (0.22)
    _        _        _       _           _
 ______    ______  ______   ______      ______
 (1.58)    (1.49)  (1.65)   (1.42)      (0.22)

 $20.35    $19.86  $19.96   $19.85      $20.06
 10.82%    7.07%    8.68%   5.90%       1.29%
  0.58%    1.01%    0.56%   0.44%      1.82%(c)
  6.08%    6.78%    8.34%   7.30%      6.77%(c)
   84%      183%    235%     232%      578%(c)
$144,042  $27,683  $10,438 $27,056      $9,109


  0.59%    2.84%       N/A     N/A           N/A
  8.25%    8.35%       N/A     N/A           N/A







                                       Seven
                                       months     Year
      Year ended December 31,          ended     ended
                    1991              December  May 31,
1990                           1989     31,       1987
                1988                    1987
  19.43    $19.69    $19.32   $19.82   $19.89   $21.56

  1.50      1.57      1.70     1.70     1.02     1.80
  0.88     (0.19)     0.37    (0.48)   (0.06)   (0.58)
  2.38      1.38      2.07     1.22     0.96     1.22


 (1.48)    (1.64)    (1.70)   (1.71)   (1.03)   (1.80)
     --        --        --   (0.01)       --   (1.09)
 (1.48)    (1.64)    (1.70)   (1.72)   (1.03)   (2.89)

 $20.33    $19.43    $19.69   $19.32   $19.82   $19.89
 12.78%     7.22%    10.61%   5.79%    4.67%     5.41%
  0.96%     0.56%    0.12%    0.10%              0.10%
                                      0.10%(c)
  7.41%     8.05%    8.81%    8.61%              8.70%
                                      9.00%(c)
  536%      477%      202%     348%   254%(c)    308%
 $52,168  $115,223  $152,106 $192,706 $211,909 $221,298


  1.00%     0.58%       N/A      N/A      N/A       N/A
  7.37%     8.03%       N/A      N/A      N/A       N/A





(d)    Calculated using average shares outstanding method.
(e) Total return would have been lower had certain expenses not been reduced during the year.
(f) Ratio information assuming no fee waivers or reimbursements had been in effect during the year.
(g)    Not annualized.

Financial Highlights (For a share of beneficial interest outstanding throughout each period)


Managers Intermediate Mortgage Fund

                                             Year ended December 31,
                                       1996    1995    1994   1993    1992
Net Asset Value, Beginning of Period   $15.54  $14.20  $20.65 $21.13  $21.77
Income from Investment Operations:
   Net investment income (a)              0.87    0.93    1.52   1.94    2.58
   Net realized and unrealized gain      (0.38)   1.45   (6.56)  0.44   (0.40)
(loss) on investments
     Total from investment operations      0.49    2.38   (5.04)  2.38    2.18

Less Distributions to Shareholders:
   From net investment income            (0.86)  (1.03)  (1.41) (2.28)  (2.40)
   In excess of net investment income       _    (0.01)    _       _       _
   From net realized gain on investments    _       _      _    (0.51)  (0.42)
   In excess of net realized gain on        _       _      _               _
investments                           ______  ______  ______ (0.07)  ______
     Total distributions to shareholders  (0.86)  (1.04)  (1.41) (2.86)  (2.82)

Net Asset Value, End of Period         $15.17  $15.54  $14.20 $20.65  $21.13
Total Return (b)(d)                     3.33%  17.27%  (25.00 11.45%   10.50%
                                                        )%
Ratio of net expenses to average net    1.19%   1.17%  0.85%   0.75%   0.79%
assets (a)
Ratio of net investment income to       5.78%   6.33%  8.37%   8.90%  11.30%
average net assets (a)
Portfolio turnover                      232%    506%    240%   253%    278%
Net assets at end of period (000's     $24,84  $40,02  $55,98 $271,8  $115,8
omitted)                                 6       2      6      61      85


Ratio of total expenses to average net                  0.92%   0.82%   0.84%
assets, absent waiver (e)               N/A     N/A
Ratio of net investment income to                       8.30%   8.83%  11.25%
average net assets, absent waiver (e)   N/A     N/A



Managers Bond Fund


                                              Year ended December 31,
                                        1996    1995   1994    1993    1992
Net Asset Value, Beginning of Period    $23.13  $18.92 $22.18  $21.88  $22.60
Income from Investment Operations:
   Net investment income (a)               1.35    1.44   1.59    1.49    1.48
   Net realized and unrealized gain       (0.29)   4.23  (3.16)   0.98    0.23
(loss) on investments
     Total from investment operations       1.06    5.67  (1.57)   2.47    1.71

Less Distributions to Shareholders
from:
   Net investment income                  (1.36)  (1.46) (1.55)  (1.50)  (1.48)
   Net realized gain on investments          _      _
                                       ______  ______ (0.14)  (0.67)  (0.95)
     Total distributions to shareholders   (1.36)  (1.46) (1.69)  (2.17)  (2.43)

Net Asset Value, End of Period          $22.83  $23.13 $18.92  $22.18  $21.88
Total Return (b)                         4.97%  30.91% (7.25)  11.56%   7.88%
                                                         %


Ratio of expenses to average net assets  1.36%  1.34%   1.20%   1.15%   0.93%
(a)
Ratio of net investment income to        6.13%  6.84%   7.28%   6.65%   6.61%
average net assets (a)
Portfolio turnover                        72%    46%     84%    373%    292%
Net assets at end of period (000's      $31,81  $26,37 $30,76  $44,03  $39,11
omitted)                                  9      6       0       8       7

(a) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager for periods prior to May 1990.
(b)    For periods less than one year, returns are not annualized.
(c)    Annualized.



                                        Seven
                                       months      Year
      Year ended December 31,           ended      ended
                  1991                December    May 31,
 1990                          1989      31,       1987
                1988                    1987
 $20.31    $20.19    $19.24  $19.68    $19.80     $19.62


  2.03      1.80      1.87    1.90      1.13       1.91
  1.48      0.17      0.94   (0.43)    (0.13)      0.17
  3.51      1.97      2.81    1.47      1.00       2.08


 (2.05)    (1.85)    (1.86)  (1.91)    (1.12)     (1.90)
    _         _        _        _         _          _
    _         _        _        _         _          _
    _         _        _        _         _          _
 ______    ______    ______  ______    ______     ______
 (2.05)    (1.85)    (1.86)  (1.91)    (1.12)     (1.90)

 $21.77    $20.31    $20.19  $19.24    $19.68     $19.80
 18.18%    10.19%    14.69%   7.38%     4.97%     10.02%


  0.69%     0.55%    0.19%    0.22%   0.19%(c)     0.26%
  9.91%     9.06%    9.44%    9.66%   9.92%(c)     9.46%
  172%      161%      144%    149%     151%(c)     202%
$165,358  $119,118  $102,229 $81,222   $71,376    $86,325


   N/A       N/A      N/A      N/A       N/A        N/A
   N/A       N/A      N/A      N/A       N/A        N/A





                                      Seven
                                     months      Year
          Year ended December 31,     ended      ended
  1991        1990 1989 1988        December    May 31,
                                       31,       1987
                                      1987
 $20.95   $21.34   $20.54  $20.60    $21.61     $23.63


  1.70     1.88     1.93    1.80      1.06       2.03
  2.12    (0.33)    0.79   (0.05)    (0.09)     (0.43)
  3.82     1.55     2.72    1.75      0.97       1.60


 (1.72)   (1.94)   (1.92)  (1.81)    (1.07)     (2.02)
            _        _        _
 (0.45)   ______   ______  ______    (0.91)     (1.60)

 (2.17)   (1.94)   (1.92)  (1.81)    (1.98)     (3.62)

 $22.60   $20.95   $21.34  $20.54    $20.60     $21.61
 19.04%   7.53%    13.10%   8.03%     4.41%      5.97%


 1.02%    0.84%    0.26%    0.44%   0.29%(c)     0.25%
 7.82%    8.98%    9.37%    8.63%   8.91%(c)     8.50%
  182%     64%      94%      90%     101%(c)     154%
$36,659  $31,648  $46,028  $31,241   $27,529    $35,496




(d) Total return would have been lower had certain expenses not been reduced during the year.
(e) Ratio information assuming no fee waivers or reimbursements had been in effect during the year.

Financial Highlights (For a share of beneficial interest outstanding throughout each period)

Managers Global Bond Fund

                                                                   For the
                                                                   period
                                                                    March
                                                   Year ended     25, 1994
                                                  December 31,    (commenc
                                                      1996          ement
                                                      1995           of
                                                                  operatio
                                                                   ns) to
                                                                  December
                                                                  31, 1994
Net Asset Value, Beginning of Period            $21.74   $19.10    $20.00
Income from Investment Operations:
   Net investment income                          1.21     0.95      0.48
   Net realized and unrealized gain (loss) on    (0.27)    2.66     (0.77)
 investments

    Total from investment operations                0.94     3.61     (0.29)

Less Distributions to Shareholders:
   From net investment income                    (0.87)   (0.93)    (0.50)
   In excess of net investment income              -      (0.04)    (0.11)
   From net realized gain on investments                     _         _
                                                (0.41)   ______    ______
    Total distributions to shareholders            (1.28)   (0.97)    (0.61)

Net Asset Value, End of Period                  $21.40   $21.74    $19.10
Total Return (a)(d)                             4.39%    19.08%    (1.52)%


Ratio of net expenses to average net assets     1.57%     1.55%   1.73%(b)
Ratio of net investment income to average net   4.98%     5.07%   4.19%(b)
 assets
Portfolio turnover                               202%     214%     266%(c)
Net assets at end of period (000's omitted)    $16,852   $18,823   $9,520


Ratio of total expenses to average net assets,  1.60%     1.69%   2.03%(b)
 absent waiver (e)
Ratio of net investment income to average net   4.95%     4.93%   3.89%(b)
 assets, absent waiver (e)





(a)  For periods less than one year, returns are not annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Total return would have been lower had certain expenses not been reduced during the periods shown.
(e) Ratio information assuming no fee waivers or reimbursements had been in effect during the periods shown.


</R
>

             INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

      The investment objectives of a Fund may not be changed without approval of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There is no assurance that these objectives will be achieved. Investors should refer to the prospectus section entitled "Certain Securities and Investment Techniques and Associated Risks" and to the "Other Information" section in the SAI for additional portfolio management discussions and for a description of the ratings mentioned below that are assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's").

      Each Fund is subject to certain investment restrictions which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities.

     The Income Funds pursue their investment objectives primarily by investing in various types of debt securities. Each Income Fund may purchase securities on a when-issued basis, and, unless otherwise indicated, may engage in options and futures transactions. The Short Government Fund, Short and Intermediate Bond Fund and Bond Fund may invest, and the Intermediate Mortgage Fund will primarily invest, in mortgage-related securities, including collateralized mortgage obligations ("CMOs"), Interest Only ("IOs") and Principal Only ("POs") mortgage-related securities. Such Funds may also purchase asset-backed securities. The Funds will not purchase asset-backed or privately issued mortgage-related securities rated less than AA by Standard and Poor's or the equivalent. The Short Government Fund, Short and Intermediate Bond Fund, Intermediate Mortgage Fund, Bond Fund and Global Bond Fund may enter into dollar rolls. See "Certain Securities and Investment Techniques and Associated Risks-Other Securities," "-Special Risks Associated with Asset-Backed and Mortgage-Related Securities," "-When-Issued Securities," and "- Hedging Techniques." Any Income Fund may from time to time invest a portion of its cash balances in shares of unaffiliated money market mutual funds, when the Manager determines that such investments offer higher net yields (after considering all direct and indirect fees and expenses) than direct investments in cash equivalent securities.

       As described below, certain Income Funds may invest in securities denominated in currencies other than the U.S. dollar ("foreign securities") including those denominated in European Currency Units (ECUs).

      For the purposes of portfolio maturity limitations, a security which has an interest rate that adjusts or re-sets periodically ("variable rate securities") will be considered to have a maturity equal to the period of time remaining until the next readjustment of the interest rate, and a mortgage-related security will be deemed to have an average maturity equal to its average life as determined by the Asset Manager based on the prepayment experience of the underlying mortgage pools. The maturity of a security with a demand feature may be deemed to be the period of time remaining until the demand feature is exercisable unless the Asset Manager believes that the demand feature will probably not be exercised. If the rating of any security held by any Fund is changed so that the instrument would no longer qualify for investment by the Fund, the Fund will seek to dispose of the instrument as soon as is reasonably practicable, in light of the circumstances and consistent with the interests of the Fund.

      Any or all of the Funds may at times for defensive purposes temporarily place all or a portion of their assets in cash, short-term commercial paper, U.S. government securities, high quality debt securities, including Eurodollar and Yankee Dollar obligations, and obligations of banks when, in the judgment of the Fund's Asset Manager, such investments are appropriate in light of economic or market conditions. In addition, each of the Funds may invest a portion of its cash balances in shares of unaffiliated money market mutual funds when the Manager determines that such investments offer higher net yields (after considering all direct and indirect fees and expenses) than direct investments in cash equivalent securities. See "Other Information-Cash Equivalents" in the SAI. The following discussions of the individual Income Funds' objectives and policies is modified by the above.

                      Managers Short Government Fund

      The Fund's investment objective is to seek high current income consistent with the preservation of capital by investing in debt securities.

      The Fund will maintain an overall maximum dollar-weighted average maturity of three years or less. The Fund is not a money market fund and does not seek to maintain a stable price per share. As a matter of operating policy, under normal circumstances, the Fund will at all times have at least 65% of its total assets invested in securities issued or guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Up to 35% of the Fund's total assets may be invested in corporate bonds and notes, debentures, non-convertible fixed-income preferred stocks, eurodollar certificates of deposit and eurodollar bonds. The Fund may invest a substantial portion of its assets in mortgage-related securities (including CMOs, IOs and POs) that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, the Fund may invest in privately issued mortgage-related securities (including CMOs, IOs and POs) and asset-backed securities. The Fund may also invest in variable rate securities including inverse floating obligations. See "Certain Securities and Investment Techniques and Associated Risks-General Risks Associated with Income Funds" and "-Special Risks Associated with Asset-Backed and Mortgage-Related Securities."

      The Fund may invest up to 10% of its assets in foreign securities, including those issued by foreign governments. Investing in foreign securities may subject the Fund to certain additional risks. The Fund may purchase options on securities and futures contracts, write options on securities and futures contracts it holds, buy and sell futures contracts on securities and securities indices and foreign currencies, buy and sell interest rate futures contracts, and enter into forward foreign currency exchange contracts. See "Certain Securities and Investment Techniques and Associated Risks-Hedging Techniques" and "-Other Securities-Foreign Securities."

      The Fund will not purchase debt instruments, including cash equivalents, that have been rated lower than A or the equivalent by Standard & Poor's or by Moody's. In addition, the Fund's investments in privately issued mortgage-backed securities and asset-backed securities will be limited to those rated AA or Aa, respectively, by those agencies. Instruments denominated in currencies other than the U.S. dollar will also be limited to those rated AAA or Aaa. The Fund may purchase unrated securities in any of the above categories, provided that such securities are of comparable quality to such rated instruments, as determined by the Asset Manager.

                Managers Short and Intermediate Bond Fund

      The  Fund's investment objective is to seek high current income
by   investing   in   fixed-income  securities  having   an   average
dollar-weighted portfolio maturity between one and five years.

      The Fund invests in obligations of the U.S. government, its agencies and instrumentalities and corporate bonds, debentures, non-convertible fixed-income preferred stocks, eurodollar certificates of deposit and eurodollar bonds. The Fund may invest a substantial portion of its assets in mortgage-related securities (including CMOs, IOs and POs) that are issued or guaranteed by the United States government, its agencies or instrumentalities. In addition, the Fund may invest in privately issued mortgage-related securities (including CMOs, IOs and POs) and asset-backed securities. For a discussion of mortgage-related and asset-backed securities and related risks, see "Certain Securities and Investment Techniques and Associated Risks-Special Risks Associated with Asset-Backed and Mortgage-Related Securities." Ordinarily, at least 65% of the Fund's total assets will be invested in bonds.

      The Fund may invest up to 10% of its assets in foreign securities. Investing in foreign securities may subject the Fund to certain additional risks. See "Certain Securities and Investment Techniques and Associated Risks-Other Securities-Foreign Securities" and "General Risks Associated with Income Funds." The Fund may actively trade in the securities in which it invests. See "Portfolio Turnover." The Fund may invest in securities that have a fixed or variable rate interest, including inverse floaters. The Fund invests primarily in securities rated investment grade by Moody's or
Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager), including securities rated in the lowest investment grade category. Securities rated in the lowest investment grade category have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal or interest on such securities than on higher grade securities. In addition, the Fund may invest in securities rated below investment grade, but rated at least Ba by Moody's or BB by Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager). The Fund does not expect to invest more than 5% of its net assets in securities rated (or, if unrated, of comparable quality as determined by the Asset Manager) lower than investment grade (sometimes referred to as "junk bonds"). However, the rating of an issue of securities may be reduced subsequent to the purchase of the securities by the Fund, and this may cause the amount of below investment grade securities held by the Fund to exceed 5% of the Fund's net assets. The downgrade will not require sale of the securities by the Fund, but the Asset Manager will consider this event in its determination of whether the Fund should continue to hold the securities. Investing in below investment grade securities may subject the Fund to additional risks. See "Certain Securities and Investment Techniques and Associated Risks-Special Risks Associated with Lower-Rated Securities" in the Prospectus, and "Other Information-Ratings of Debt Instruments" in the SAI.

                   Managers Intermediate Mortgage Fund

      The Fund's investment objective is to seek high current income by investing primarily in mortgage-related securities.

     Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in mortgage-related securities (including CMOs, IOs and POs) issued by governments and government-related and private organizations, and the Fund will invest more than 25% of its assets in the mortgage and mortgage finance industry even during temporary defensive periods. Due to this concentration, the Fund will be subject to certain risks peculiar to the mortgage and mortgage finance industry. See "Certain Securities and Investment Techniques and Associated Risks-Special Risks Associated with Asset-Backed and Mortgage-Related Securities" in the Prospectus and "Other Information-Mortgage-Related Securities" in the SAI.

      The Fund may invest up to 35% of the value of its total assets in (i) non-mortgage-related securities issued or guaranteed by the United States government, its agencies and instrumentalities,
(ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (iii) commercial paper rated A-1 by Standard & Poor's or P-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AAA by Standard & Poor's or Aaa by Moody's. It is currently the operating policy of the Asset Manager to invest 100% of the Fund's assets in securities issued by governments and government-related organizations and securities rated AAA by Standard & Poor's or Aaa by Moody's or, if not rated, that are of comparable quality as determined by the Asset Manager. In addition, at any given time a portion of the Fund's assets may be in cash or may be invested in repurchase agreements due to portfolio purchases and sales, and to otherwise manage cash flows. The Fund may invest in securities that have a fixed rate of interest and in variable rate securities, including inverse floaters. The Fund may also enter into dollar rolls. In addition, the Fund may write options on the securities held in its portfolio. See "Certain
Securities and Investment Techniques and Associated Risks-General Risks Associated with Income Funds" and "-Other Securities-When-Issued Securities and Dollar Rolls," and "-Hedging Techniques."

      The Fund will maintain a dollar-weighted average portfolio maturity of more than three years but no more than ten years. In order to maintain a dollar-weighted average portfolio maturity of from three to ten years, the Asset Manager will monitor the prepayment experience of the underlying mortgage pools of the Fund's mortgage-related securities and will purchase and sell securities in order to shorten or lengthen the average maturity of the Fund's portfolio, as appropriate.

                            Managers Bond Fund

      The Fund's investment objective is to seek income by investing in fixed-income securities having a remaining maturity not greater than forty years from the date of purchase by the Fund. The Fund invests in a diversified portfolio of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities as well as in corporate bonds, debentures, preferred stocks, mortgage-related securities (including CMOs, IOs and POs), asset-backed securities, eurodollar certificates of deposit and eurodollar bonds. The Fund may invest up to 10% of its total assets in non-U.S. dollar denominated securities. Investing in foreign securities may subject the Fund to certain additional risks. Ordinarily, at least 65% of the Fund's total assets will be invested in bonds. The Fund may invest in both fixed and variable rate securities, including inverse floating obligations. See "Certain Securities and Investment Techniques and Associated Risks-General Risks Associated with Income Funds," "-Special Risks Associated with Asset-Backed and Mortgage-Related Securities," and "-Foreign Securities." Although the Fund expects to invest in bonds with a full range of maturities, the average maturity of the Fund may be adjusted in response to market conditions. The Fund will actively trade in the securities in which it invests. See "Portfolio Turnover."

      The Fund invests primarily in securities rated investment grade by Moody's or Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager), including securities rated in the lowest investment grade category. Securities rated in the lowest investment grade category have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal or interest on such securities than on higher grade securities. In addition, the Fund may invest in securities rated below investment grade, but rated at least Ba by Moody's or BB by Standard & Poor's (or, if unrated, of comparable quality as determined by the Asset Manager). The Fund does not expect to invest more than 5% of its net assets in securities rated (or, if unrated, of comparable quality as determined by the Asset Manager) lower than investment grade (sometimes referred to as "junk bonds"). However, the rating of an issue of securities may be reduced subsequent to the purchase of the securities by the Fund, and this may cause the amount of below investment grade securities held by the Fund to exceed 5% of the Fund's net assets. The downgrade will not require sale of the securities by the Fund, but the Asset Manager will consider this event in its determination of whether the Fund should continue to hold the securities. Investing in below investment grade securities may subject the Fund to additional risks. See "Certain Securities and Investment Techniques and Associated Risks-Special Risks Associated with Lower-Rated Securities" in the Prospectus, and "Other Information-Ratings of Debt Instruments" in the SAI.

                        Managers Global Bond Fund

      The Fund's primary objective is to seek a high total return through both income and capital appreciation by investing in a portfolio of domestic and foreign fixed-income securities.

      The Fund ordinarily invests at least 65% of its total assets in an actively managed portfolio of domestic and foreign bonds issued by governments, corporations and supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Economic Community, all of which will be rated investment grade as determined by Moody's or Standard & Poor's, or, if unrated, of comparable quality as determined by the Asset Manager. The Fund will invest in securities denominated in currencies other than the U.S. dollar. Normally, investments will be made in a minimum of three countries, one of which may be the United States. The Fund's weighted average maturity will vary, but is generally expected to be ten years or less. The Fund may engage in currency hedging strategies through the use of forward currency exchange contracts, options and futures contracts. See "Certain Securities and Investment Techniques and Associated Risks-Other Securities-Foreign Securities" and "-Hedging Techniques."

      The Global Bond Fund is "non-diversified," as that term is defined in the 1940 Act, but intends to qualify as a "regulated investment company" for federal income tax purposes. This means, in general, that although more than 5% of the Fund's total assets may be invested in the securities of any one issuer (including a foreign government), at the close of each quarter of the Fund's taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that the Fund holds the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will be subject to greater risk than a fund that invests in a large number of securities, because changes in the financial condition or market assessment of particular issuers may cause greater fluctuations in the Fund's net asset value or adversely affect its total return.

             CERTAIN SECURITIES AND INVESTMENT TECHNIQUES AND
                             ASSOCIATED RISKS

      The following are descriptions of types of securities invested in by the Funds, certain investment techniques employed by the Funds and risks associated with utilizing either the securities or the investment techniques. Unless otherwise indicated, all of the Funds may invest in the indicated securities and use the indicated investment techniques.

                General Risks Associated with Income Funds

     The Income Funds are subject to normal interest rate, credit and market risks. Market prices of fixed-income securities will fluctuate and will tend to vary inversely with changes in prevailing interest rates. If interest rates increase from the time a security is purchased, such security, if sold, might be sold at a price less than its purchase cost. Conversely, if interest rates decline from the time a security is purchased, such security, if sold, might be sold at a price greater than its purchase cost. Generally, the longer an instrument's maturity, the more sensitive the instrument's price will be to interest rate changes. In an attempt to reduce market risks resulting from fluctuations in the principal value of debt obligations due to changes in prevailing interest rates the Funds carefully monitor and seek to adjust the maturities of their investments and may invest in variable rate securities. Such investment techniques do not eliminate all risks and investors should expect the value of their Fund shares to fluctuate based on interest rate, credit and market conditions.

      Duration measures the timing of a Fund's cash flow (i.e., principal and interest payments) and is essentially a weighted average term-to-maturity where cash flows are expressed in terms of their present value. Accordingly, duration takes into account the time value of money in addition to the amount and timing of all interim and final payments. Duration incorporates the size of the coupon payments, the time to maturity, and the portfolio's yield to maturity into a single composite index. The longer a Fund's duration, the more its price will fluctuate, in percentage terms, in response to a given change in interest rates and the greater the market risk. From time to time, the Income Funds may advertise the duration of their portfolios.

              Special Risks Associated with Asset-Backed and
                       Mortgage-Related Securities



   Mortgage-Related  Securities.   The  Funds  will  be  subject   to
prepayment risk on mortgage-related securities. Prepayments of principal by mortgagors or mortgage foreclosures may shorten the average life of the mortgage-related securities remaining in a Fund's portfolio. Reinvestment of prepayments could occur at lower interest rates than the original investment, thus decreasing the yield of the Fund. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. See "Other Information-Mortgage-Related Securities" in the SAI.

      CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received. Certain classes of
CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. In other mortgage-related securities, all interest payments go to one class of holders "Interest Only" or "IO"-and all of the principal goes to a second class of holders-"Principal Only" or "PO." The yield to maturity on an IO class is extremely sensitive to the rate of principal prepayments on the related underlying mortgage assets, and a rapid rate of principal payments will have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even when the securities are rated AA or the equivalent. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on a PO class would be materially adversely affected. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-related securities described herein (including POs), like other debt instruments, will tend to move in the opposite direction from interest rates. In general, the Funds treat IOs and POs as subject to the restriction on investments in illiquid instruments except that IOs and POs issued by the U.S. government, its agencies and instrumentalities and backed by fixed-rate mortgages may be excluded from this limit if, in the judgment of the Asset Manager (subject to the oversight of the Trustees) such IOs and POs are readily marketable.

  Asset-Backed Securities. Asset-backed securities, in which certain Funds may invest, involve the passing through of payments on debt obligations including automobile loans, credit card loans, home equity loans, computer leases and other types of consumer loans. Generally, the obligations underlying most asset-backed securities are unsecured. In the case of auto loans, the underlying security interests in the automobiles are not transferred to the entity issuing the asset-backed security. In addition, like mortgage-related securities, asset-backed securities may be subject to the risk of prepayments of the underlying obligations.

           Special Risks Associated with Lower-Rated Securities

     Generally, lower-rated debt securities and unrated securities of comparable quality offer a higher current yield than is offered by higher-rated securities. However, lower-rated debt securities involve greater risks, in that they are especially subject to adverse changes in general conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The market for lower-rated securities may be thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. In addition, the prices for lower-rated debt securities may be affected by legislative and regulatory developments.

                             Other Securities

 Foreign Securities. Investments in foreign securities involve risks that differ from investments in securities of domestic issuers. Such risks may include political and economic developments, the possible imposition of withholding taxes, possible seizure or nationalization of assets, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the Fund's investments. In addition, foreign countries may have less well developed securities markets, as well as less regulation of stock exchanges and brokers and different auditing and financial reporting standards. Not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. For additional information regarding the risks associated with foreign branch issues, see "Other Information-Obligations of Domestic and Foreign Banks" in the SAI. Investing in the fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which may be less stable, than those of developed countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

 Inverse Floating Obligations. The Income Funds may invest up to 25% of their assets in "inverse floating obligations" or "residual interest bonds" (some of which are known as "support floaters"). These are variable rate securities on which the interest rates typically decline as market rates increase and increase as market rates decline. Such instruments can be expected to be more volatile than fixed rate or other variable rate securities. For example, in periods of rising interest rates, the interest rate on an inverse floating obligation will decline, accentuating the decrease in the market value of the obligation. This has a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. The net asset value of a Fund which has invested a large percentage of its assets in inverse floaters will tend to be more volatile in periods of fluctuating interest rates than that of a Fund holding other types of variable rate and/or fixed-rate securities. To seek to limit a Fund's volatility, the Asset Managers may purchase inverse floaters with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Asset Managers may also seek to limit volatility by diversifying the inverse floaters in a Fund's portfolio by the type of underlying security and by the type of index to which they are linked. See "Other Information-Inverse Floating Obligations" in the SAI.

  Illiquid Securities. Each Fund may invest up to 15% of its net assets in securities that are not readily marketable ("illiquid securities"). These securities, which may be subject to legal or contractual restrictions on their resale, may involve a greater risk of loss to those Funds that purchase them. Securities that are not registered for sale under the Securities Act of 1933, as amended (the "1933 Act"), but are eligible for resale pursuant to Rule 144A under the 1933 Act, will not be considered illiquid for purposes of this restriction if the Asset Manager determines, subject to the review of the Trustees, that such securities have a readily available market.

   Repurchase Agreements. In a repurchase transaction, a Fund purchases a security from a bank or a broker-dealer and simultaneously agrees to resell that security to the bank or broker-dealer at an agreed-upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying security, which must at least equal the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. No Fund may invest in repurchase agreements with a maturity of more than seven days if the aggregate of such investments, along with other illiquid securities, exceeds the Fund's limits on investments in illiquid securities. For more information concerning repurchase agreements, see "Other Information-Repurchase Agreements" in the SAI.

  Securities Lending. Consistent with its investment objective and policies, each Fund may lend its portfolio securities in order to realize additional income. Any such loan will be continuously secured by collateral at least equal in value to the value of the securities loaned. The risk of loss on such transactions is mitigated because, if a borrower were to default, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

  When-Issued Securities and Dollar Rolls. Consistent with its investment objectives and policies, each Fund may purchase or sell U.S. government or municipal securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions are those where securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. However, the value of the Fund's assets will fluctuate with the value of the security to be purchased. Accordingly, these transactions may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. See "Segregated Accounts." When-issued securities may also be known as "TBAs."

      In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the period between the sale and forward purchase, the Fund forgoes principal and interest paid on the securities sold, and does not list the securities sold as an asset on the Fund's books. The Fund realizes a capital gain on the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

      Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline in value below the price of the securities the Fund has sold. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale portion of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the similar securities in the forward purchase transaction.

      The Funds will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

 Segregated Accounts. Certain transactions, such as certain options, futures and forward transactions, dollar rolls, or purchases of when-issued or delayed delivery securities, may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its Custodian in which it will maintain cash or other liquid securities equal in value to its obligations in respect to such transaction.

                            Hedging Techniques

      Unless otherwise indicated, the Funds' portfolio managers may engage in the following hedging techniques to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in market values, interest rates or currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between a hedging instrument and the underlying security, currency, index, futures contract or other investment may limit the effectiveness of a particular hedging strategy.

     A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

  Options. Each Fund may write ("sell") covered put and covered call options covering the types of financial instruments in which the Fund may invest (including individual stocks, stock indices, futures contracts, forward foreign currency exchange contracts and when-issued securities) to provide protection against the adverse effects of anticipated changes in securities prices. A Fund may also write covered put options and covered call options as a means of enhancing its return through the receipt of premiums when the Fund portfolio manager determines that the underlying securities, indices or futures contracts have achieved their potential for appreciation. By writing covered call options, the Fund foregoes the opportunity to profit from an increase in the market price of the underlying security, index or futures contract above the exercise price except insofar as the premium represents such a profit. The risk involved in writing covered put options is that there could be a decrease in the market value of the underlying security, index or futures contract. If this occurred, the option could be exercised and the underlying security, index or futures contract would then be sold to the Fund at a higher price than its then current market value. A Fund will write only "covered" options.

      When writing call options, a Fund will be required to own the underlying financial instrument, index or futures contract or own financial instruments or indices whose returns are closely correlated with the returns of the financial instrument, index or futures contract underlying the option. When writing put options a Fund will be required to segregate with its custodian bank cash and/or other liquid securities to meet its obligations under the put. By covering a put or call option, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objectives may be impaired.

      The Fund may also purchase put and call options to provide protection against adverse price effects from anticipated changes in prevailing securities prices. The purchase of a put option protects the value of portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract increased over the strike price by an amount greater than the premium paid. It would realize a loss if the price of the security, index or futures contract decreased, remained the same or did not increase over the strike price during the option period by more than the amount of the premium paid. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

      The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Fund may treat the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. A Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the amount that the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). For more information concerning options transactions, see "Other Information-Covered Put Options-Covered Call Options," and "-Puts and Calls" in the SAI.

  Futures Contracts. A Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against changes in prices of the financial instruments in which it may invest. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid securities to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objectives may be impaired. See "Other Information-Equity Index Futures Contracts" and "-Interest Rate Futures Contracts" in the SAI.

 Forward Foreign Currency Exchange Contracts. A Fund's Asset Manager may attempt to hedge the risk that a particular foreign currency may suffer a substantial decline against the U.S. dollar by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It may also enter into such contracts to protect against losses resulting from changes in foreign currency exchange rates between trade and settlement date. Such contracts will have the effect of limiting any gains to the Fund resulting from changes in such rates. Losses may also arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract. See "Other Information-Forward Foreign Currency Exchange Contracts" in the SAI.

                            PORTFOLIO TURNOVER

      In carrying out the investment policies described in this Prospectus, each Fund expects to engage in a substantial number of securities portfolio transactions, and the rate of portfolio turnover will not be a limiting factor when an Asset Manager deems it appropriate to purchase or sell securities for a Fund. High portfolio turnover involves correspondingly greater transaction costs which are borne directly by a Fund. In addition, high portfolio turnover may also result in increased short-term capital gains which, when distributed to shareholders, are treated for federal income tax purposes as ordinary income. See "Portfolio Transactions and Brokerage" and "Tax Information." For the Income Funds' portfolio turnover rates, see "Financial Highlights."

                  PURCHASE AND REDEMPTION OF FUND SHARES
                       How to Purchase Fund Shares

      Initial purchases of shares of the Funds may be made in a minimum amount of $2,000 per Fund ($500 for IRAs). Arrangements can be made to open accounts with a $500 or $250 initial investment and an agreement to invest at least $50 or $100, respectively, per month until the minimum is attained. Call (800)835-3879 for more information on these arrangements. There is no minimum for additional investments except for telephone Automated Clearing House ("ACH") purchases.

      Investors may purchase shares of the Trust through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange Commission (a "Registered Investment Adviser") or directly from the Trust as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

      The following shows the various methods for purchasing the Trust's shares. For more complete instructions, see the account application.


                            Initial Investment     Additional Investments
Minimums:
Regular accounts         $2,000 (or lower, as     No minimum
                         described above)
IRAs, IRA rollovers, SEP $500                     No minimum
and SIMPLE IRAs

         Method

Through your investment  Contact your investment  Send additional funds
professional             advisor, bank or other   to your investment
                         investment professional  professional at the
                                                  address appearing on
                                                  your account statement
Direct by mail           Send your account        Send letter of
                         application and check    instruction and check
                         (payable to The          (payable to The
                         Managers Funds) to the   Managers Funds) to
                         address indicated on     The Managers Funds
                         the application          c/o Boston Financial
                                                  Data
                                                  Services, Inc.
                                                  P.O. Box 8517
                                                  Boston, MA 02266-8517
                                                  Please include your
Direct Federal Funds or  Call (800) 25                         account number on your
Bank Wire                682 to notify  CCall (800)358-7668 to check
            notify                                Please include
                         the Transfer Agent, and  Call the Transfer Agent
                         instruct your bank to    at (800) 358-7668 prior
                         wire U.S. funds to:      to wiring additional
                         ABA #011000028           funds
                         State Street Bank &
                         Trust Company
                         Boston, MA 02101
                         BFN-The Managers Funds
                         AC 9905-001-5
                         FBO-Shareholder Name

By telephone             Only for established     Call the Transfer Agent
                         accounts with ACH        at (800) 252-0682
                         privileges. Call         Minimum investment:
                         (800) 252-0682 with      $100
                         instructions for the
                         Transfer Agent

     The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Funds without regard to a minimum initial investment.

      Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers. From time to time the Trust's distributor may supply materials to Registered Investment Advisers to assist them in formulating an investment program using the Trust for their clients. Such materials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

      Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with providing this service. Shares purchased in this fashion may be treated as a single account for purposes of the minimum initial investment. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization and the Trust's transfer agent. Certain processing organizations may receive compensation from the Trust's Manager, Administrator and/or Asset Manager.

      Trust shares are offered and orders accepted on each business day (a day on which the New York Stock Exchange ("NYSE") is open for trading). The Trust may limit or suspend the offering of shares of any or all of the Funds at any time and may refuse, in whole or in part, any order for the purchase of shares.

     Purchase orders received by the Trust, c/o Boston Financial Data Services at the address listed on the back cover of this prospectus, prior to 4:00 p.m. Eastern Standard Time, on any business day will receive the offering price computed that day. The broker-dealer, omnibus processor or investment professional, is responsible for promptly transmitting orders to the Trust. The Trust cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt no later than the next business day.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received by 3:00 p.m. the following business day, except for certain processing organizations which have entered into special arrangements with the Trust.



     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted. To ensure that checks are collected by the Trust, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

      If the check accompanying any purchase order does not clear, or if there are insufficient funds in you bank account to enable an ACH, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, each Fund can redeem shares from any identically registered account in such Fund or any other Fund as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

      In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

  Share Price and Valuation of Shares. The net asset value of shares of each Fund is computed each business day, at the close of trading on the NYSE, and is the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. For further information, see "Net Asset Value" in the SAI.

                             Redeeming Shares

      Any redemption orders received by the Trust as indicated below before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of trading on the NYSE on that day. Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next business day. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next business day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Manager on a case-by-case basis.

               Method                             Instructions
By mail-write to The Managers Funds,  Send a letter of instruction which
c/o Boston Financial Data             specifies the name of the Fund,
Services, Inc.                        dollar amount or number of shares to
P.O. Box 8517                         be sold, your name and account
Boston, MA 02266-8517                 number. This letter must be signed
                                      by all owners of the shares in the
                                      exact manner in which they appear on
                                      the account. In the case of estates,
                                      trusts, guardianships,
                                      custodianships, corporations and
                                      pension and profit sharing plans,
                                      other supporting legal documentation
                                      is required.

By telephone                          For shareholders who have elected
                                      telephone redemption privileges on
                                      their applications, telephone the
                                      Trust at (800)252-0682.

By contacting your investment
professional

By writing a check (Managers Money    For shareholders who have elected
Market Fund Shareholders only)        the checkwriting option with State
                                      Street Bank and Trust Company, see
                                      "Investor Services-Checkwriting
                                      Privilege" below.

                            Investor Services

      Automatic Reinvestment Plan allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

     Automatic Investments of preauthorized amounts from private bank accounts can be made monthly, quarterly or annually. The amount you specify will automatically be deducted from your bank account and invested on the day you specify.

      Systematic Withdrawals of $100 or more per fund can be made monthly by shareholders.

      Dollar Cost Averaging allows for regular automatic exchanges from any Fund to one or more other Funds or can be done through the Automatic Investment service above. Before investing in the Trust's Equity Funds, shareholders must obtain a prospectus from the Trust describing those Funds.

      Individual Retirement Accounts, including SIMPLE and SEP IRAs, IRA rollovers and 403(b) accounts, are available to shareholders at no additional cost.

      Checkwriting Privilege is available only to shareholders of the Money Market Fund. Before investing in the Trust's Money Market Fund, shareholders must obtain a prospectus from the Trust describing the Money Market Fund and the conditions and limitations pertaining to this privilege.

      Exchange Privilege permits shareholders of any of the Funds to exchange their shares for shares of any of the other Funds at the relative net asset value per share. Exchange transactions may be made by writing to the Fund (see "Redeeming Shares"), by contacting your investment professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at (800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing the Equity Funds or Money Market Fund of the Trust before requesting an exchange into one or more of those Funds. By requesting an exchange into one of those Funds, shareholders are deemed to confirm receipt of the prospectus describing the Trust's Equity Funds or Money Market Fund, as the case may be.

      The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Manager, inconsistent with the orderly management of the Funds' portfolios.

      The Trust and its Transfer Agent will employ reasonable procedures to verify the genuineness of telephonic redemption or exchange requests. If such procedures are not followed, the Trust or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. These procedures involve requiring certain personal identification information.

      The above services are available only in states where the Funds may be legally offered, and may be terminated or modified by one or more Funds at any time upon 60 days written notice to shareholders. None of the Funds, the Distributor, the Trust's Custodian, or Transfer Agent, nor their respective officers and employees, will be liable for any loss, expense or cost arising out of a transaction effected in accordance with the terms and conditions set forth in this Prospectus even if such transaction results from any fraudulent or unauthorized instructions.

             Income Dividends and Capital Gain Distributions

      Income dividends will normally be paid on the Income Funds at the frequency noted in the following table. Except for Short Government Fund, income dividends will normally be declared on the fourth business day prior to the end of the dividend period, payable on the following business day, to shareholders of record on the day prior to the declaration date. Distributions of any capital gains will normally be paid annually in December.

Frequency                                       Fund
Monthly                           Short and Intermediate Bond Fund,
                                  Intermediate Mortgage Fund, Bond
                                  Fund
Quarterly                         Global Bond Fund
Daily*                            Short Government Fund

_______

* Dividends declared daily and paid monthly on the third business day prior to month end.

      All dividends and distributions declared by a Fund will be reinvested in additional shares of the Fund at net asset value on the "Ex-Dividend" date(unless the shareholder has elected to receive dividends or distributions in cash or invest them in shares of the Money Market Fund). An election may be changed by delivering written notice to the Fund at least ten business days prior to the payment date.

                         MANAGEMENT OF THE FUNDS
                                 Trustees

      Information concerning the Trustees, including their names, positions and principal occupations during the past five years, is contained in the SAI.

                            Investment Manager

      It is the Manager's responsibility to select, subject to review and approval by the Trustees, the Asset Managers who have distinguished themselves by able performance in their respective areas of expertise in asset management and to continuously monitor their performance. The Manager and its corporate predecessors have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors. In addition, the Manager employs the services of a consultant specializing in appraisal and comparison of investment managers to assist in evaluating asset
managers.  The  Manager  is  also  responsible  for  conducting   all
operations of the Funds except those operations contracted to the Custodian and to the Transfer Agent.

      The Trust has received an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees without obtaining shareholder approval. At meetings held on December 5, 1994 and December 15, 1994, the shareholders of the Funds approved the operations of the Trust in this manner. The order also permits the Manager, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that would cause an automatic termination of a sub-advisory agreement. Although shareholder approval is not required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of the majority of the outstanding shares of the Fund. Shareholders will continue to be notified of any Asset Manager changes.

     The following table sets forth the maximum annual management fee rates currently paid by each Income Fund, the annual asset management fee rates paid by the Manager to each Asset Manager for a particular Fund and the actual management fee paid during fiscal 1996, each expressed as a percentage of the Fund's average daily net assets.

                                                                Total
                                                             Management
                               Total          Asset           Fee Paid
                             Managemen     Management          During
        Name of Fund           t Fee           Fee         the Year Ended
                                                            December 31,
                                                                1996
Short Government Fund            0.45%        0.20%                 0.20%*
Short and Intermediate Bond      0.50%        0.25%                  0.50%
Fund
Intermediate Mortgage Fund       0.45%        0.20%                  0.45%
Bond Fund                       0.625%        0.25%                 0.625%
Global Bond Fund                 0.70%  0.35% on 1st $20             0.70%
                                            million,
                                        0.25% thereafter

  * Reflects voluntary fee waivers by the Manager which may be modified or terminated at any time at the sole discretion of the Manager.

                              Asset Managers

      The following sets forth certain information about each of the Asset Managers:

Short Government Fund

      Jennison Associates Capital Corp.("Jennison")-The firm was founded in 1969 and is a wholly-owned subsidiary of The Prudential Insurance Company of America. As of December 31, 1996, assets under management totaled $33.1 billion. Its address is One Financial Center, Boston, MA 02111

      Thomas F. Doyle serves as the portfolio manager of the Short Government Fund. He is a Director and Executive Vice President of Jennison, responsible for fixed income portfolio management. He has been with Jennison since 1987.

Short and Intermediate Bond Fund

      Standish, Ayer & Wood, Inc. ("SAW")-The firm, founded in 1933, is a privately owned corporation with 19 directors (two of whom each own more than 10% equity in the firm). The firm offers equity, balanced and fixed income management. As of December 31, 1996, the firm managed more than $30.6 billion in assets. Its address is One Financial Center, Suite 26, Boston, MA 02111.

     Howard B. Rubin serves as the portfolio manager of the Short and Intermediate Bond Fund. He is a Director of SAW, responsible for fixed income portfolio management. He has been with SAW since 1984.

Intermediate Mortgage Fund

      Jennison Associates Capital Corp.-See Short Government Fund for a description.

      Michael Porreca and John Feingold are the portfolio managers of the Intermediate Mortgage Fund. They are both Directors and Senior Vice Presidents of Jennison, responsible for fixed income portfolio management. Mr. Porreca has served in this capacity since November 1992; prior to that time he served in a similar capacity with Dewey Square Investors. Mr. Feingold has been with Jennison since January 1993. Prior to that time he served as a Director and head of the CMO desk at Salomon Brothers.

Bond Fund

      Loomis, Sayles & Company, Inc.-The firm was established in 1926 and is a wholly-owned but autonomous subsidiary of New England Investment Companies. As of December 31, 1996, assets under management totaled $50.5 billion. Its address is One Financial Center, Boston, MA 02110.

     Daniel J. Fuss, C.F.A., has been the Fund's co-portfolio manager since its inception in 1984 and has been the sole portfolio manager since March 1993. He is a Managing Director of Loomis, Sayles & Company, Inc., a position he has held since 1976.

Global Bond Fund

      Rogge Global Partners plc.-The firm was established in 1984 is owned by United Asset Management, a public company. As of December 31, 1996, assets under management totaled $3.9 billion. Its address is 5-6 St. Andrews Hill, London, England EC4V-5BY.

      Olaf Rogge has been the Fund's portfolio manager since the Fund's commencement of operations. Mr. Rogge is Managing Director and Principal Executive of Rogge Global Partners, which he founded in 1984.

  Administration and Shareholder Servicing; Distributor; Transfer Agent



  Administrator. The Managers Funds, L.P. serves as the Trust's administrator (the "Administrator") and has overall responsibility, subject to the review of the Trustees, for all aspects of managing the Trust's operations, including administration and shareholder services to the Trust, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Trust's shareholders ("Shareholder Representatives"). The Administrator is paid at the rate of 0.25% per annum of each Income Fund's average daily net assets, except for the Short Government Fund where the administrator is currently waiving its fee of 0.20%.

       Administrative services include (i) preparation of Fund performance information; (ii) responding to telephone and in-person inquiries from shareholders and Shareholder Representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and portfolio holdings and Fund distributions and the taxation thereof; (iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's registration with Federal and state securities regulators;
(v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Administrator;
(vi)  supervising the operations of the Trust's Transfer  Agent;  and
(vii) such other administrative, shareholder and shareholder related services as the parties may from time to time agree in writing.

  Distributor. The Managers Funds, L.P. serves as distributor of the shares of the Trust. Its address is 40 Richards Avenue, Norwalk, CT 06854.

  Transfer  Agent.   State Street Bank and Trust Co.  serves  as  the
Trust's Transfer Agent.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

      Each Asset Manager is responsible for decisions to buy and sell securities for each Fund or component of a Fund that it manages, as well as for broker-dealer selection in connection with such portfolio transactions. In the case of securities traded on a principal basis, transactions are effected on a "net" basis, rather than a transaction charge basis, with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Transactions in other securities are effected on a transaction charge basis where the broker acts as agent and receives a commission in connection with the trade. In effecting securities transactions, each Asset Manager is responsible for obtaining best price and execution of orders. The dealer spread or broker's commission charged in connection with a transaction is a component of price and is considered together with other relevant factors. Any of the Funds may effect securities transactions on a transaction charge basis through a broker-dealer that is an affiliate of the Manager or of one of that Fund's Asset Managers in accordance with procedures approved by the Trustees. However, no Asset Manager for a Fund or its affiliated broker-dealer may act as principal in any portfolio transaction for any Fund with which it is an affiliate, and no affiliate of the Manager may act as principal in a portfolio transaction for any of the Funds.

                         PERFORMANCE INFORMATION

      From time to time the Funds may advertise "yield" and or "total return." These figures are based on historical earnings and are not intended to indicate future performance.

                                  Yield

      The Funds may advertise "yield." Yield refers to income generated by an investment in the Fund during a 30-day (or one month) period. This income is then annualized. That is, the amount of income generated during the period is assumed to be generated during each 30-day (or one month) period over a one-year period and is shown as a percentage of the investment.

                               Total Return

      Each of the Funds may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

      A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Information" in the SAI.

      The Trust's annual report contains additional performance information and is available upon request without charge.

           DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust offers a single class of shares of beneficial interest, without par value, and currently offers ten series of its shares as described in the Trust's Prospectuses. The Trustees have the authority to create new series of shares in addition to the existing ten series without the requirement of a vote of shareholders of the Trust.

      Shares of each Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all Funds and affecting all Funds in the same manner, shareholders of all Funds are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required.

      The Trust and its Funds are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of a Fund upon written request of the holders of at least 10% of that Fund's shares.

      Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

      Two purported class action lawsuits have been filed in the federal district courts in Connecticut and Minnesota against Managers Intermediate Mortgage Fund and Managers Short Government Fund, the Manager, the former portfolio manager and certain other affiliates and affiliated individuals. The plaintiffs allege that, from May 1, 1992 to June 13, 1994 and from May 10, 1993 to September 12, 1994, for the two Funds, respectively, defendants violated the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and common law by, among other things, failing to disclose adequately the Funds' investment strategies and risks associated with an investment in the Funds. Plaintiffs allege that they suffered unspecified damages based on losses incurred over the course of the respective class periods.

      The Managers Funds, its affiliates and affiliated individuals, as well as certain of the other defendants, have filed motions to dismiss these actions, on the basis that, among other grounds, the relevant prospectus fully disclosed the Funds' respective investment strategies and all material risks related to an investment in these Funds, including, but not limited to, the risk of loss of principal. There has been no decision yet from the court relating to Managers Intermediate Mortgage Fund motion. In the case involving Managers Short Government Fund, the motion to dismiss was granted in part, and defendants again moved for dismissal after plaintiff amended the complaint. In that action, the parties have now entered into a preliminary agreement to settle all claims by the purported class. However, the parties have not finalized their settlement nor have they obtained the required court approvals. For these and other reasons, there can be no assurance that the settlement will be consummated.

      In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Despite management's efforts to resolve all of the pending lawsuits, it believes that it has meritorious defenses and, if the cases are not settled, it intends to defend against the actions vigorously.

                             TAX INFORMATION

      Each Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), under which each Fund is regarded as a separate regulated investment company.

      All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

     Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

      Generally, each Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

      Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment with respect to their own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.

                           SHAREHOLDER REPORTS

     Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Funds in which they have invested. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.

                         THE MANAGERS FUNDS
                       MONEY MARKET FUND PROSPECTUS
                           Dated April 1, 1997

      Managers Money Market Fund - (the "Money Market Fund" or the "Fund") seeks to maximize current income and maintain a high level of liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of high quality money market instruments.

      Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in The Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Fund invests in the Portfolio through a two-tier master-feeder investment fund structure. See "Special Information Concerning Investment Structure" on page 8.

      This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated April 1, 1997, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or (203) 857-5321.

      Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, the U.S. Government, Morgan Guaranty Trust Company of New York ("Morgan") or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to continue to do so.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     ILLUSTRATIVE EXPENSE INFORMATION

      The following tables provide the investor with information concerning the aggregate annual operating expenses of the Money Market Fund and the Portfolio. Investors incur no sales load on purchases of shares or on reinvested dividends and distributions, nor any deferred sales load upon redemption. There are no redemption fees, exchange fees or Rule 12b-1 fees.

      The Trustees of the Trust believe that at current asset levels the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in portfolio securities.

Annual   Operating   Expenses*  (after   fee   waiver   and   expense
reimbursements):

      The expenses set forth below reflect a waiver by the Fund Administrator of its fee of 0.25%, as well as reimbursement by the Fund Administrator of certain Fund expenses. See "Management of the Fund and the Portfolio."

                    Total
Manageme   Other   Operatin
   nt     Expense     g
   Fee       s     Expenses
   0.12%     0.20%    0.32%

_____

* Other Expenses and Total Operating Expenses are expressed as a percentage of average net assets of the Fund for its fiscal year ended November 30, 1996, and have been restated to reflect the fee waiver and expense reimbursement in effect on the date of this prospectus. In the absence of the fee waiver and expenses reimbursement, Other Expenses and Total Operating Expenses, based on the Fund's fiscal 1996 average net assets of $28 million and the Portfolio's average net assets of $3.5 billion, would have been 0.62% and 0.75%, respectively.


      The fee waiver and expense reimbursements may be modified or terminated at any time at the sole discretion of the Fund Administrator. For information regarding current operating expenses of the Fund, call (800)835-3879.

Examples

      An investor would pay the following expenses on a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, and (3) continuation of any currently applicable waivers of management fees. As noted above, the Fund does not charge any redemption fees or deferred sales loads of any kind.

     The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                     Fund                        1   3 yea  5 yea  10 yea
                                               year    rs     rs     rs
Money Market Fund                                 $3    $10    $18     $41

      The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses include the fees paid to the Fund Administrator under the Administration and Shareholder Services Agreement, the fees paid to Morgan under the Portfolio's Administrative Services Agreement, the fees paid to Funds Distributor Inc. ("FDI") under the Portfolio's Co-Administration Agreement, the fees paid to Pierpont Group, Inc. under the Portfolio Fund Services Agreement, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and the Portfolio. For a more detailed description of contractual fee arrangements and of the fees and expenses included in Other Expenses, see "Management of the Fund and the Portfolio" and "Administration and Shareholder Servicing; Distributor; Transfer Agent."

                                 SUMMARY
              General Description of the Trust and the Funds

      The Managers Funds (the "Trust") is a no-load, open-end, management investment company organized as a Massachusetts business trust, currently composed of the following ten separate series:

  Managers Income Equity    Managers Short and Intermediate
           Fund                        Bond Fund
     Managers Capital        Managers Intermediate Mortgage
     Appreciation Fund                    Fund
  Managers Special Equity      Managers Global Bond Fund
           Fund
  Managers International           Managers Bond Fund
        Equity Fund
 Managers Short Government     Managers Money Market Fund
           Fund



      This Prospectus relates only to the Money Market Fund. A Prospectus for the other series (the "Equity Funds" and the "Income Funds") can be obtained by calling (800) 835-3879 or (203) 857-5321.

      Each of the Funds has distinct investment objectives and strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                    Purchase and Redemption of Shares

      The minimum initial investment in the Fund is $2,000 ($500 for IRAs). For information on eligible investors and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                           FINANCIAL HIGHLIGHTS

      The following table presents financial highlights for the Money Market Fund, for the last twelve fiscal periods, through November 30, 1996. The information has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 and December 31, 1994, the period January 1, 1995 to November 30, 1995, and the fiscal year ended November 30, 1996, and by other accountants prior to 1993, and should be read in conjunction with such financial statements. See "Financial Statements" in the SAI.

Managers Money Market Fund
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)



                       Year     Eleven
                       ended    months
                     November    ended               Year
                        30,    November    1994     ended Decembe   1991
                       1996       30,              1993   r 31,
                                 1995                       1992


Net Asset Value,
 Beginning of Period     $         $        $        $       $        $
                       1.000     1.000    1.000    1.000   1.000    1.000

Income from
 Investment
 Operations:
   Net investment         0.054    0.044    0.035    0.022   0.030    0.054
 income (d)
   Net realized and        _         _        _        _       _
 unrealized gain on   _______   ______    ______  ______   ______    0.003
 investments

     Total from                     0.044_    0.035_           0.030    0.057
 investment           0.054_                      0.022_
 operations

Less Distributions
 to Shareholders
 from:
   Net investment        (0.054)  (0.044)  (0.035)  (0.022) (0.030)  (0.054)
 income
   Net realized gain       _         _        _        _       _
 on investments       ______    ______    ______  ______   ______
                                                                   (0.003)

     Total                          (0.044)
 distributions to    (0.054)_            (0.035)  (0.022) (0.030)  (0.057)
 shareholders

Net Asset Value, End     $         $        $        $       $        $
 of Period             1.000     1.000    1.000    1.000   1.000    1.000




Total Return (c)       5.53%   4.51%(b)   3.61%    2.48%   3.12%    5.35%


Ratio of net           0.12%   1.13%(b)   0.73%    0.74%   0.67%    0.57%
 expenses to average
 net assets (d)
Ratio of net           5.35%   4.85%(b)   3.84%    2.48%   3.05%    5.69%
 investment income
 to average net
 assets (d)
Net assets at end of  $36,091   $11,072  $17,269  $7,368   $9,320  $4,868
 period (000's
 omitted)


Expense Waiver (a)
Ratio of total         0.75%   1.18%(b)   1.03%    0.99%   0.98%    1.06%
 expenses to average
 net assets
Ratio of net           4.71%   4.80%(b)   3.54%    2.23%   2.74%    5.21%
 investment income
 to average net
 assets




(aRatio  information  assuming  no  waiver  of  investment  advisory   and
 )management  fees  and/or administrative fees in effect for  the  periods presented, if applicable.
(bAnnualized.
 )
(cThe  total returns would have been lower had certain expenses  not  been
 )reduced during the periods shown.
(dDoes  not  reflect investment advisory and management fees paid directly
 )to the Manager for periods prior to May 1990.


                                 Seven
                                months
          Year ended             ended       Year
  1990   December 31,  1988    December   ended May   1986
             1989                 31,        31,
                                 1987        1987



    $    $    1.000    $     $    1.000      $        $
  1.000              1.000                 1.000    1.000



  0.081       0.900  0.075      0.042      0.063    0.070
    _        _                                        _
 ______    ______    0.010      0.001      0.001    ______

   0.081     0.090    0.085     0.043       0.064    0.070



 (0.081)  (0.090)   (0.075)    (0.042)    (0.063)  (0.070)
    _        _                                        _
 ______    ______               (0.001)             ______
                    (0.010)               (0.001)

           (0.090)              (0.043)
 (0.081)            (0.085)               (0.064)  (0.070)

    $    $    1.000    $     $    1.000      $        $
  1.000              1.000                 1.000    1.000




  7.66%    8.73%     7.25%      3.81%      5.83%    7.25%


  0.27%    0.16%     0.16%    0.17%(b)     0.15%    0.18%
  8.09%    9.12%     7.35%    6.99%(b)     6.19%    7.67%

 $14,944  $83,743   $86,567   $103,041   $105,594  $70,869



  0.32%     N/A       N/A        N/A        N/A      N/A
  8.04%     N/A       N/A        N/A        N/A      N/A




           SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE

      Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Fund or Portfolio may be changed only with the approval of the respective holders of the outstanding voting securities of the Fund and the Portfolio, as the case may be. Shareholders of the Fund shall receive 30 days prior written notice before any such change. Shareholders of the Fund have approved changes in fundamental investment restrictions and investment policy, permitting the Fund to invest in the Portfolio. The master-feeder investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

      In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Fund Administrator at (800) 835-3879.

      The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

       Certain changes in the Portfolio's investment objective, policies or restrictions, or a failure by the Fund's shareholders to approve a change in the Portfolio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio, which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

      Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Additionally, because the Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Securities and Exchange Commission, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no impact on the outcome of such matters.

     For more information about the Portfolio's investment objective, policies and restrictions, see "Investment Objective and Policies," "Additional Investment Information and Risk Factors," and "Investment Restrictions." For more information about the Portfolio's management and expenses, see "Management of the Fund and the Portfolio."

                    INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of each of the Fund and the Portfolio is described below, together with the policies each employs in its efforts to achieve this objective. Additional information about the investment policies of the Fund and the Portfolio appears in the SAI under "Investment Objective and Policies." There can be no assurance that the objective of the Fund or the Portfolio will be achieved.

      The Fund's investment objective is to maximize current income and maintain a high level of liquidity. The Fund is designed for investors who seek to preserve capital and earn current income from a portfolio of high quality money market instruments. The Fund attempts to achieve its objective by investing all of its investable assets in The Money Market Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

      The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in high quality U.S. dollar-denominated securities which have effective maturities of 397 calendar days or less. The Portfolio's ability to achieve maximum current income is affected by its high quality standards (discussed below).

  United States Government Obligations. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

  Bank Obligations. The Portfolio may invest in high quality U.S. dollar-denominated negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and
(iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

  Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

   Asset-Backed Securities. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt obligations.

  Quality Information. The Portfolio will limit its investments to those securities which, in accordance with guidelines adopted by the Portfolio's Trustees, present minimal credit risk. In addition, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it is rated with the highest rating assigned to short-term debt by at least two nationally recognized statistical rating organizations such as Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"), (ii) it is rated by only one agency with the highest such rating, or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with procedures established by the Portfolio's Trustees. For a more detailed discussion of applicable quality requirements, see "Investment Objective and Policies" in the SAI. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment, subject in certain circumstances to a finding by the Portfolio's
Trustees that disposing of the investment would not be in the Portfolio's best interest.

      The Portfolio may also invest in securities on a when-issued or delayed delivery basis and in certain privately placed securities. The Portfolio may also enter into repurchase and reverse repurchase agreements and lend its portfolio securities. For a discussion of these investments and for more information on foreign investments, see "Additional Investment Information and Risk Factors."

            ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS



  When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and, for fixed income securities, no interest accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. The Portfolio maintains with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is currently the policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by these commitments.

  Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of the agreement usually ranges from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives as collateral securities with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and other Unregistered Securities" below.

  Loans of Portfolio Securities. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 3313% of the value of the Portfolio's net assets. The Portfolio may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year.

      Loans of portfolio securities may be considered extensions of credit by the Portfolio. The risks to the Portfolio with respect to borrowers of its portfolio securities are similar to the risks to the
Portfolio   with   respect   to  sellers  in   repurchase   agreement
transactions. See "Repurchase Agreements" above. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund or Portfolio, Morgan, the Portfolio Co-Administrator or the Distributor (each as defined below under "Management of the Fund and the Portfolio"), unless otherwise permitted by applicable law.

  Reverse Repurchase Agreements. The Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the
Portfolio to be magnified. See "Investment Restrictions" for investment limitations applicable to reverse repurchase agreements and other borrowings. For more information, see "Investment Objective and Policies" in the SAI. See "Investment Restrictions" for investment limitations applicable to reverse repurchase agreements and other borrowings.

 Foreign Investment Information. The Portfolio may invest in certain U.S. dollar-denominated foreign securities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. The Portfolio may only invest in foreign securities that are not subject to foreign withholding tax.

      Investors should realize that the value of the Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

   Synthetic Instruments. The Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A. The Advisor will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor those risks. See "Illiquid Investments; Privately Placed and Other Unregistered Securities."

  Illiquid Investments; Privately Placed and Other Unregistered Securities. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 10% of the Portfolio's net assets would be in illiquid investments. Subject to this fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

      The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees of the Portfolio. The Trustees of the Portfolio will monitor the Advisor's implementation of these guidelines on a periodic basis.

                         INVESTMENT RESTRICTIONS

     The investment objective of the Fund and the Portfolio, together with the investment restrictions described below and in the SAI, except as noted, are deemed fundamental policies, i.e., they may be changed only by a "vote of the holders of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and the Portfolio, respectively. The Fund has the same investment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same investment objective and restrictions (such as the Portfolio). References below to the Fund's investment restrictions also include the Portfolio's investment restrictions.

      As a diversified investment company, 75% of the assets of the Fund are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities, and
(b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Fund is subject to additional non-fundamental requirements governing non-tax exempt money market funds. These non-fundamental requirements generally prohibit the Fund from investing more than 5% of its total assets in the securities of any single issuer, except obligations of the U.S. Government and its agencies and instrumentalities.

      The Fund may not (i) acquire any illiquid securities if as a result more than 10% of the market value of its net assets would be in investments which are illiquid, (ii) enter into reverse repurchase agreements exceeding, together with any permitted borrowings, one-third of the market value of its total assets, less certain liabilities, (iii) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Fund's net assets at the time of borrowing; or (iv) invest more than 25% of its assets in any one industry, except there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks.

       For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see "Investment Restrictions" in the SAI.

                 MANAGEMENT OF THE FUND AND THE PORTFOLIO



  Trustees.  Information concerning the Trustees of the Fund and  the
Portfolio,   including   their  names,   positions,   and   principal
occupations during the past five years, is contained in the SAI.

      The Portfolio has entered into a Portfolio Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees of the Portfolio in exercising their overall supervisory responsibilities for the Portfolio's affairs. The fees to be paid under the agreement approximate the reasonable cost of Pierpont Group, Inc. in providing these services to the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. Pierpont Group, Inc. was organized in 1989 at the request of the Trustees of The Pierpont Family of Funds for the purpose of providing these services at cost to these funds. See "Trustees and Officers" in the SAI. The principal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017. See "Administration; Custodian and Transfer Agent; and Distributor."

  Advisor. The Fund has not retained the services of an investment advisor because the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of Morgan as Investment Advisor. Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients with combined assets under management of over $208 billion. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Portfolio's Trustees, Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. See "Investment Advisor and Administrative Services Agent" in the SAI.

      Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and his business experience for the past five years is indicated parenthetically): Robert R. Johnson, Vice President (since June, 1988, employed by Morgan since prior to 1992) and Daniel B. Mulvey, Vice President (since January, 1995, employed by Morgan since 1992).

      As compensation for the services rendered and related expenses borne by Morgan under the Investment Advisory Agreement with the Portfolio, the Portfolio has agreed to pay Morgan a fee, which is computed daily and may be paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion, and 0.10% of average daily net assets in excess of $1 billion.

      Under a separate agreement, Morgan also provides administrative and related services to the Portfolio. See " Investment Advisor and Administrative Services Agent" in the SAI.

Administration; Custodian and Transfer Agent; and Distributor


   Portfolio Co-Administrator. Pursuant to a Co-Administration Agreement with the Portfolio, FDI serves as the Co-Administrator for the Portfolio. FDI (i) provides office space, equipment and clerical personnel for maintaining the organization and books and records of the Portfolio; (ii) provides officers for the Portfolio; (iii) files Portfolio regulatory documents and mails Portfolio communications to Trustees and investors; and (iv) maintains related books and records. For its services under the Co-Administration Agreement, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of its net assets to the aggregate net assets of the Portfolio and certain other registered investment companies subject to similar agreements with FDI.

  Fund Administrator. The Managers Funds, L.P. serves as the Fund's administrator and shareholder servicing agent (the "Fund Administrator") and has overall responsibility, subject to the review of the Trustees of the Trust, for all aspects of managing the Fund's operations, including administration and shareholder services to the Fund, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Fund's shareholders ("Shareholder Representatives"). At the date of this Prospectus, the Fund has agreed to pay a fee to the Fund Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. As of the date of this prospectus, the Fund Administrator is voluntarily waiving all of its fee.

       Administrative services include (i) preparation of Fund performance information; (ii) responding to telephone and in-person inquiries from shareholders and shareholder representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and Fund distributions and the taxation thereof;
(iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's registration with federal and state securities regulators; (v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Fund Administrator; (vi) supervising the operations of the Fund's Transfer Agent; and (vii) such other administrative, shareholder and shareholder-related services as the parties may from time to time agree to in writing.

  Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street Bank"), serves as the Fund's and the Portfolio's custodian and fund accounting and transfer agent, and the Fund's dividend disbursing agent. State Street Bank also keeps the books of account for the Fund and the Portfolio.

  Distributor. The Managers Funds, L.P. serves as distributor of the shares of the Fund. Its address is 40 Richards Avenue, Norwalk, Connecticut 06854.

                  PURCHASE AND REDEMPTION OF FUND SHARES
                       How to Purchase Fund Shares

     Initial purchases of shares of the Fund may be made in a minimum amount of $2,000 ($500 for IRAs). Arrangements can also be made to open accounts with a $500 or $250 initial investment and an agreement to invest at least $50 or $100, respectively, per month until the minimum is attained. Call (800)835-3879 for more information on these arrangements. There is no minimum for additional investments, except for telephone Automated Clearing House ("ACH") purchases.

      Investors may purchase shares of the Fund through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange Commission (a "Registered Investment Adviser") or directly from the Fund as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

      The following shows the various methods for purchasing the Fund's shares. For more complete instructions, see the account application.

                            Initial Investment     Additional Investments
Minimums:
Regular accounts         $2,000(or lower, as      No minimum
                         described above)
IRAs, IRA rollovers, SEP $500                     No minimum
 and SIMPLE IRAs

Method
Through your investment  Contact your investment  Send additional funds to
 professional            adviser, bank or other   your investment
                         investment professional  professional at the
                                                  address appearing on
                                                  your account statement

Direct by mail           Send your account        Send letter of
                         application and check    instruction and check
                         (payable to The Managers (payable to The Managers
                         Funds) to the address    Funds) to:
                         indicated on the         The Managers Funds
                         application              c/o Boston Financial
                                                  Data Services, Inc.
                                                  P.O. Box 8517
                                                  Boston, MA 02266-8517
                                                  Please include your
                                                  account # on your check

Direct Federal Funds or  Call (800) 358-7668 to   Call the Transfer Agent
 Bank Wire               notify the Transfer      at (800) 358-7668 prior
                         Agent, and instruct your to wiring additional
                         bank to wire U.S. funds  funds
                         to:
                         ABA #011000028
                         State Street Bank &
                          Trust Company
                         Boston, MA 02101
                         BFN-The Managers Funds
                         AC 9905-001-5
                         FBO-Shareholder Name

By telephone             Only for established     Call the Transfer Agent
                         accounts with ACH        at (800) 252-0682
                         privileges. Call (800)   Minimum investment: $100
                         252-0682 with
                         instructions for the
                         Transfer Agent


     The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Fund without regard to a minimum initial investment.

      Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers.

     Fund shares are offered and orders accepted on each business day (a day on which the New York Stock Exchange ("NYSE") and Federal Reserve Bank are open for trading). The Fund may limit or suspend the offering of shares of the Fund at any time and may refuse, in whole or in part, any order for the purchase of shares.

      Purchase orders received by the Fund, c/o Boston Financial Data Services, Inc. (the "Transfer Agent") at the address listed on the back cover of this prospectus, prior to 4:00 p.m., New York Time, on any business day will receive the offering price computed that day. See "Income, Dividends and Capital Gains Distributions." The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Fund. The Fund cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt no later than the next business day.

      Federal Funds or Bank Wires used to pay for purchase orders of the Fund must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Fund.

     Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or State Street Bank and Trust Company will be accepted. To ensure that checks are collected by the Fund, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

      If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account to enable an ACH, the transaction will be canceled and you will be responsible for any loss the Fund incurs. For current shareholders, the Fund can redeem shares from any identically registered account in the Fund or any other series of the Trust as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Fund in the event of any nonpayment for shares.

      In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Fund's books maintained by the Transfer Agent.

                             Redeeming Shares

      Any redemption orders received by the Fund as indicated below before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of trading on the NYSE on that  day.  Payments  for wire redemption orders  received  prior  to
1:00 p.m. will be sent out that day. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next business day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Fund will exercise its right to redeem shareholder accounts will be determined by the Fund Administrator on a case-by-case basis.

                Method                            Instructions
By mail-write to                      Send a letter of instruction which
 The Managers Funds                   specifies the name of the Fund,
 c/o Boston Financial Data            dollar amount or number of shares to
 Services, Inc.                       be sold, your name and account
 P.O. Box 8517                        number. This letter must be signed
 Boston, MA 02266-8517                by all owners of the shares in the
                                      exact manner in which they appear on
                                      the account.

                                      In the case of estates, trusts,
                                      guardianships, custodianships,
                                      corporations and pension and profit
                                      sharing plans, other supporting
                                      legal documentation is required.

By telephone                          For shareholders who have elected
                                      telephone redemption privileges on
                                      their applications, telephone the
                                      Fund at (800) 252-0682.
By contacting your investment
 professional

By writing a check                    For shareholders who have elected to
                                      have this option, using special
                                      checks provided by State Street Bank
                                      and Trust Company, as discussed
                                      under "Investor Services-
                                      Checkwriting Privilege."

                            Investor Services

      Automatic Reinvestment Plan allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

     Automatic Investments of preauthorized amounts from private bank accounts can be made monthly, quarterly or annually. The amount you specify will be deducted from your bank account on the day you specify.

     Systematic Withdrawals of $100 or more from the Fund can be made monthly by shareholders.

      Dollar Cost Averaging allows for regular automatic exchanges from any Fund to one or more other series of the Trust through the Automatic Investment service above. Before investing in the Trust's Equity Funds or Income Funds, shareholders must obtain a prospectus from the Trust describing those Funds.

      Individual Retirement Accounts, including SEP and SIMPLE IRAs, IRA rollovers and 403(b) accounts, are available to shareholders at no additional cost.

     Checkwriting Privilege is available to shareholders of the Fund. Participating shareholders must return a completed signature card and authorization form, and will be provided a supply of checks. Checks may be drawn for amounts between $500 and $500,000. When such a check is presented to State Street Bank for payment, a sufficient number of full and fractional shares will be redeemed from the shareholder's account to cover the amount of the check.

       The check redemption privilege for withdrawal enables a shareholder to receive dividends declared on the shares to be redeemed (up to and including the day of redemption) until such time as the check is processed. Because of this, the check redemption privilege is not appropriate for a complete liquidation of a shareholder's account. If the amount of a withdrawal check is greater than the value of the shares held in the shareholder's account the check will be returned unpaid, and the shareholder may be subject to additional charges.

      The Fund and State Street Bank each reserve the right at any time to suspend or limit the procedure permitting withdrawals by check.

      Exchange Privilege permits shareholders of the Fund to exchange their shares for shares of any of the other series of the Trust at the relative net asset value per share. Exchange transactions may be made by writing to the Fund (see "Redeeming Shares"), by contacting your investment professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at (800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing the Equity Funds or Income Funds of the Trust before requesting an exchange into one or more of those series. By requesting an exchange into one of those series, shareholders are deemed to confirm receipt of the prospectus describing the Trust's Equity Funds and/or Income Funds.

      The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Fund Administrator, inconsistent with the orderly management of the Funds' portfolios.

       The Fund and its Transfer Agent will employ reasonable procedures to verify the genuineness of telephonic redemption or exchange requests. If such procedures are not followed, the Fund or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. These procedures involve requiring certain personal identification information.

      The above services are available only in states where the Fund may be legally offered, and may be terminated or modified by the Fund at any time upon 60 days written notice to shareholders. Neither the Fund, the Distributor, the Fund's Custodian, the Transfer Agent, nor their respective officers and employees, will be liable for any loss, expense or cost arising out of a transaction effected in accordance with the terms and conditions set forth in this Prospectus even if such transaction results from any fraudulent or unauthorized instructions.

             Income Dividends and Capital Gain Distributions

      Income dividends and distributions of short-term capital gains or losses will normally be declared daily on all settled shares (including purchases made with immediately available funds prior to 3:00 p.m. on that day) and paid monthly on the third business day prior to month end. Distributions of any long term capital gains will normally be declared annually in December.

      All dividends and distributions declared by the Fund will be reinvested in additional shares of the Fund (unless the shareholder has elected to receive dividends or distributions in cash) at net asset value. An election may be changed by delivering written notice to the Fund at least ten business days prior to the payment date.

      In connection with the intention to maintain a constant $1.00 net asset value per share, the Trustees of the Trust have approved the following procedures in the event the Fund has a negative amount of net investment income on any day. Such a negative amount could occur, for instance, upon default by an issuer of a security held by The Money Market Portfolio. In such event, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared but unpaid during the month with respect to such account. If and to the extent that such negative amount exceeds such declared but unpaid dividends, the Trustees of the Trust would consider what other action might be taken, including reducing the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents its proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by its investment in the Fund.

                             NET ASSET VALUE

      Net asset value per share for the Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the remainder by the number of its outstanding shares, rounded to the nearest cent. Expenses are accrued daily. The Portfolio values all portfolio securities by the amortized cost method. This method attempts to maintain for the Fund a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. The Fund's net asset value is computed at 4:00 p.m., New York time on Monday through Friday, except that the net asset value is not computed for the Fund on the holidays listed under "Net Asset Value" in the SAI and may be computed at earlier times as set forth in the SAI.

                         PERFORMANCE INFORMATION

      From time to time the Fund may advertise "yield" and/or "total return." These figures are based on historical earnings and are not intended to indicate future performance.

                                  Yield

      The Fund may advertise "current yield" and "effective yield." "Current yield" refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

                               Total Return

     The Fund may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Data" in the SAI.

           DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust offers a single class of shares of beneficial interest, without par value, and currently offers ten series of its shares as described in the Trust's prospectuses. The Trustees have the authority to create new series of shares in addition to the existing ten series without the requirement of a vote of shareholders of the Trust.

      Shares of each series are entitled to one vote per share. Shareholders have the right to vote on all matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all series and affecting all series in the same manner, shareholders of all series are entitled to vote. On any matters affecting only one series, only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently, separate votes by series are required.

     The Trust and its series are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of the Fund upon written request of the holders of at least 10% of the Fund's shares.

      Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

     Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, The Managers Funds, L.P. and the Trust, among other defendants. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. In the suit relating to Managers Short Government Fund, after plaintiff amended the complaint, a second motion to dismiss was filed. In that action, the parties have now entered into a preliminary agreement to settle all claims by the purported class. However, the parties have not finalized their settlement nor have they obtained the required court approvals. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.

                             TAX INFORMATION

      The Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, under which the Fund is regarded as a separate regulated investment company. The Portfolio intends to qualify as an association treated as a partnership for federal income tax purposes. As such, the Portfolio should not be subject to tax. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for federal income tax purposes.

      All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

     Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

      Generally, the Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

      A shareholder should consult its own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment of such shareholder with respect to its own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.

                           SHAREHOLDER REPORTS

      Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Fund and Portfolio. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.

                         THE MANAGERS FUNDS
                 STATEMENT OF ADDITIONAL INFORMATION
                         dated April 1, 1997


           40 Richards Avenue, Norwalk, Connecticut 06854
                  Investor Services: (800) 835-3879

           This Statement of Additional Information relates to the Managers Income Equity Fund, Capital Appreciation Fund, Special Equity Fund, International Equity Fund, (collectively the "Equity Funds") and the Managers Short Government Fund, Short and Intermediate Bond Fund, Intermediate Mortgage Fund, Bond Fund, and Global Bond Fund (collectively the "Income Funds"), (each a "Fund" and collectively the "Funds") of The Managers Funds, a no-load, open-end management investment company, organized as a Massachusetts business trust (the "Trust"). Additional Information regarding the Managers Money Market Fund is contained separately in Managers Money Market Fund Statement of Additional Information.

            This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Prospectuses of the Funds, dated April 1, 1997, copies of which may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, CT 06854 (800) 835-3879 or (203) 857-5321.

           This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by effective prospectuses for the Funds.

                          TABLE OF CONTENTS



I.        INVESTMENT RESTRICTIONS                                1

II.       PORTFOLIO TURNOVER                                     4

III.      TRUSTEES AND OFFICERS                                  5

IV.       MANAGEMENT OF THE FUNDS                                7

V.        FUND MANAGEMENT AGREEMENT                              9

VI.       ASSET MANAGER PROFILES                                 13

VII.      ADMINISTRATIVE SERVICES; DISTRIBUTION
          ARRANGEMENTS                                           16

VIII.     PORTFOLIO SECURITIES TRANSACTIONS                      16

IX.       NET ASSET VALUE                                        18

X.        TAX INFORMATION                                        20

XI.       CUSTODIAN, TRANSFER AGENT AND
          INDEPENDENT PUBLIC ACCOUNTANT                          23

XII.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF
          SECURITIES                                             24

XIII.     OTHER INFORMATION                                      25

XIV.      PERFORMANCE INFORMATION                                42

XV.       FINANCIAL STATEMENTS                                   44

                   I. INVESTMENT RESTRICTIONS

       Except as described below, the following investment restrictions are fundamental and may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or substantially all of a Fund's assets in an open-end management investment company, or a series thereof, with the same investment objective or objectives as such Fund, no Fund may:

      1. Invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the holdings of its securities of such issuer exceeds 5% of its total assets; except that up to 25% of the value of the Intermediate Mortgage Fund's total assets may be invested without regard to this limitation. The Global Bond Fund may invest up to 50% of its assets in bonds issued by foreign governments which may include up to 25% of such assets in any single government issuer.

      2. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government, its agencies and instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment; provided, however, that the Intermediate Mortgage Fund will invest more than 25% of its assets in the mortgage and mortgage-finance industry even during temporary defensive periods. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

      3. Acquire more than 10% of the outstanding voting securities of any one issuer.

      4. Borrow amounts in excess of 5% of its total assets taken at cost or at market value, whichever is lower. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes. It will not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness.

      5. Invest in securities of an issuer which together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of its total assets would then be invested in such securities.

     6. Invest more than 15%, of the value of its net assets in illiquid instruments including, but not limited to, securities for which there are no readily available market quotations, dealer (OTC) options, assets used to cover dealer options written by it, repurchase agreements which mature in more than 7 days, variable rate industrial development bonds which are not redeemable on 7 days demand and investments in time deposits which are non-negotiable and/or which impose a penalty for early withdrawal.

      7. Invest in companies for the purpose of exercising control or management.

      8. Purchase or sell real estate; provided, however, that it may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     9. Purchase or sell physical commodities, except that each Fund may purchase or sell options and futures contracts thereon.

      10. Engage in the business of underwriting securities issued by others.

      11. Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of The Managers Funds, L.P. or any portfolio manager in order to save brokerage costs or to average prices shall not be considered a joint securities trading account.

      12. Make loans to any person or firm; provided, however, that the making of a loan shall not be construed to include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government entity which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than Baa by Moody's or BBB by Standard & Poor's, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into "repurchase agreements." It may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-l/3% of its total assets, except that there is no such percentage limitation with respect to the Short Government Fund. See "Other Information -- Loan Transactions."

      13. Purchase the securities of other Funds or investment companies except (i) in connection with a merger, consolidation, acquisition of assets or other reorganization approved by its shareholders, (ii) for shares in the Money Market Fund in accordance with an order of exemption issued by the Securities and Exchange Commission (the "SEC"), and (iii) each Fund, may purchase securities of investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (a) 3% of such company's total outstanding voting stock is owned by the Fund, (b) 5% of the Fund's total assets, taken at market value, would be invested in any one such company or (c) 10% of the Fund's total assets, taken at market value, would be invested in such securities.

      14. Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

      15. Purchase or retain the securities of an issuer if, to the Trust's knowledge, one or more of the directors, trustees or officers of the Trust, or the portfolio manager responsible for the investment of the Trust's assets or its directors or officers, individually own beneficially more than l/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities.

     16.  Issue senior securities.

           Unless otherwise provided, for purposes of investment restriction (2) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

           In addition to the foregoing investment restrictions which may not be changed without shareholder approval, the Funds are subject to the following operating policies which may be amended by the Trust's Board of Trustees. Pursuant to these operating policies, no Fund may:

     1.   Invest in real estate limited partnership interests.

     2.   Invest in oil, gas or mineral leases.

      3. Invest more than 5% of its net assets in warrants or rights, valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on the same basis) which are not listed on the New York or American Stock Exchanges.

      4. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums paid on such positions would exceed 5% of the Fund's net asset value. The Money Market Fund may not purchase futures contracts or options thereon.

      5. Purchase securities on margin, except for such short-term credits as are necessary for clearance of portfolio transactions; provided, however, that each Fund may make margin deposits in connection with futures contracts or other permissible investments.

     6.   Effect short sales of securities.
      7. Write or sell uncovered put or call options. The security underlying any put or call purchased or sold by a Fund must be of a type the Fund may purchase directly, and the aggregate value of the obligations underlying the puts may not exceed 50% of the Fund's total assets.

                     II. PORTFOLIO TURNOVER

      Generally, securities are purchased for the Managers Income Equity Fund, Capital Appreciation Fund, Special Equity Fund, and International Equity Fund for investment purposes and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their portfolio managers.

      For the fiscal year ended December 31, 1996, the portfolio turnover rate for Income Equity Fund was 33%, for Capital Appreciation Fund was 172%, for Special Equity Fund 56%, and for International Equity Fund was 30%. For the fiscal year ended December 31, 1995, the portfolio turnover rate for Income Equity Fund was 36%, for Capital Appreciation Fund was 134%, for Special Equity Fund was 65%, and for International Equity Fund was 73%.

      For the fiscal year ended December 31, 1996, the portfolio turnover rate for Short Government Fund was 169%, for Short and Intermediate Bond Fund was 96%, for Bond Fund was 72% and for
Global Bond Fund was 202%. For the fiscal year ended December 31, 1995, the annual portfolio turnover rate for Short Government Fund was 238%, for Short and Intermediate Bond Fund was 131%, for Bond Fund was 46% and for Global Bond was 214%. The higher than 100% turnover rate for the Short and Intermediate Bond Fund was due to sales of portfolio investments to meet shareholder redemptions.

      The Intermediate Mortgage Fund generally engages in a significant amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will generally have a higher incidence of short-term capital gains, which is taxable as ordinary income, than might be expected from investment companies which invest substantially all of their assets on a long-term basis. The Intermediate Mortgage Fund's rates of portfolio turnover for the years ended December 31, 1996 and December 31, 1995 were 232% and 506%, respectively.

      With the exception of the Intermediate Mortgage Fund, the higher portfolio turnover rates for the Income Funds are not expected to result in significantly higher brokerage fees because the securities primarily purchased and sold by these Funds are usually traded on a principal basis with no commission paid. The added costs from brokerage fees and the possibility of more highly taxed short-term capital gains, which may be offset against capital loss carryovers, with respect to the Intermediate Mortgage Fund are weighed against the anticipated gains from trading.

      The Bond, Short and Intermediate Bond and Short Government Funds trade more actively to realize gains through market timing and/or to increase yields on investments by trading to take advantage of short-term market variations. This policy generally results in higher portfolio turnover for these Funds.


                   III. TRUSTEES AND OFFICERS
      The Trust is governed by the Trustees who provide broad supervision over the affairs of the Trust and the Funds. The Trustees and officers of the Trust are listed below together with their principal occupations during at least the past five years, as well as Trustees' dates of birth. References to The Managers Funds, L.P., the Manager of the Trust, should be read to apply to Evaluation Associates Investment Management Company, the predecessor of The Managers Funds, L.P., for periods prior to August 17, 1990.

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
ROBERT P. WATSON1                 President and Trustee of The
40 Richards Avenue                Managers Funds; Chairman and
Norwalk, CT  06854                Chief Executive Officer,
Chief      Executive     Officer, Evaluation Associates Investment
President, Trustee                Management Company (predecessor
                                  of The Managers Funds, L.P.)
Date of birth: 1/21/34            (prior to June 1988 and from
                                  August 1989 to August 1990);
                                  Partner, The Managers Funds,
                                  L.P. (since August 1990);
                                  Executive Vice President,
                                  Evaluation Associates, Inc.
                                  (June 1988 to August 1989).
WILLIAM W. GRAULTY                Practicing Attorney (1977 to
65 LaSalle Road                   present); Executive Vice
West Hartford, CT 06107           President and Head of Trust
Trustee                           Division, The Connecticut Bank
                                  and Trust Company, N.A. (1956 to
Date of birth: 12/30/23           1976); President, American
                                  Bankers Association, Trust
                                  Division (1974 to 1975);
                                  President Connecticut Bankers
                                  Association, Trust Division (1966
                                  to 1968).
MADELINE H. McWHINNEY             President, Dale, Elliott &
24 Blossom Cove                   Company (management consultants)
Middletown, NJ  07701             (1977 to present); Assistant Vice
Trustee                           President and Financial
                                  Economist, Federal Reserve Bank
Date of birth:  3/11/22           of New York (1943 to 1973);
                                  Trustee and Treasurer, Institute
                                  of International Education (since
                                  1975); Assistant Director,
                                  Operations, Whitney Museum of
                                  American Art (1983 to 1986);
                                  Member, Advisory Committee on
                                  Professional Ethics, New Jersey
                                  Supreme Court (March 1983 to
                                  present).

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years

STEVEN J. PAGGIOLI                Executive Vice President and
479 West 22nd Street              Director, Wadsworth & Associates,
New York, NY  10011               Inc. (1986 to present); Vice
Trustee                           President, Secretary and
Date of birth: 4/3/50             Director, First Fund
                                  Distributors, Inc. (1991 to
                                  present); Vice President,
                                  Secretary and Director;
                                  Investment Company Administration
                                  Corporation (1990 to present);
                                  President and Director,
                                  Southampton Investment Management
                                  Company, Inc. (1991 to present);
                                  Trustee of Professionally Managed
                                  Portfolios (1991 to present).

THOMAS R. SCHNEEWEIS              Professor of Finance (1985 to
University of Massachusetts       present), Associate Professor of
School of Management              Finance (1980-1985), Ph.D.
Amherst, MA  01003                Director (Acting) (1985 to 1986),
Trustee                           Chairman (Acting) Department of
Date of birth: 5/10/47            General Business and Finance
                                  (1981-1982), and Assistant
                                  Professor of Finance (1977-1980),
                                  University of Massachusetts;
                                  Teaching Assistant, University of
                                  Iowa Principal Occupation (1973-
                                  1977); Financial Consultant,
                                  Ehlers and Associates (1970-
                                  1973).
PETER M. LEBOVITZ                 Director of Marketing, The
40 Richards Avenue                Managers Funds, L.P. (September
Norwalk, CT 06854                 1994 to present); Director of
Vice President                    Marketing, Hyperion Capital
                                  Management, Inc. (June 1993 to
                                  June 1994); Senior Vice President
                                  and Chief Investment Officer,
                                  Greenwich Asset Management, Inc.
                                  (April 1989 to June 1993)

DONALD S. RUMERY                  Director of Operations, The
40 Richards Avenue                Managers Funds, L.P. (December
Norwalk, CT 06854                 1994 to present)
Treasurer (Principal Financial    Vice President, Signature
and Accounting Officer)           Financial Group (March 1990 to
                                  December 1994)
                                  Vice President, The Putnam
                                  Companies (August 1980 to March
                                  1990).

KATHLEEN WOOD                     Vice President (July 1992 to
40 Richards Avenue                present) and Assistant Vice
Norwalk, CT  06854                President (August 1989 to June
Secretary                         1992), The Managers Funds, L.P.;
                                  Analyst, Evaluation Associates,
                                  Inc. (May 1986 to August 1989).
GIANCARLO (JOHN) E. ROSATI        Vice President (July 1992 to
40 Richards Avenue                Present) and Assistant Vice
Norwalk, CT  06854                President (July 1986 to June
Assistant Treasurer               1992), The Managers Funds, L.P.;
                                  Accountant, Gintel Co. (June 1980
                                  to June 1986).
PETER M. McCABE                   Portfolio Administrator, The
40 Richards Avenue                Managers Funds, L.P. (August 1995
Norwalk, CT  06854                to Present); Portfolio
Assistant Treasurer               Administrator, Oppenheimer
                                  Capital, L.P. (July 1994 to
                                  August 1995); College Student
                                  (September 1990 to June 1994).

Trustees' Compensation:
     The Trust's Disinterested Trustees receive an annual retainer of $10,000, and meeting fees of $750 for each in-person meeting attended and $200 for participating in each telephonic meeting. There are no pension or retirement benefits provided by the Trust or any affiliate of the Trust to the Trustees. The Trust does not pay compensation to its officers. The following chart sets forth the aggregate compensation paid to each Disinterested Trustee for the year-ended December 31, 1996:

                               Aggregate          Total
Compensation from
                              Compensation   Registrant and Fund
Complex
     Name of Trustee          from Trust              Paid to
Trustees
     William W. Graulty        $12,250            $12,250
     Madeline H. McWhinney      13,000             13,000
     Steven J. Paggioli         13,000             13,000
     Thomas R. Schneeweis       13,000             13,000

     As indicated above, certain of the Trust's officers also hold positions with The Managers Funds, L.P., the Manager of the Trust. All Trustees and officers as a group owned less than 1% of the shares of any of the Funds outstanding on the date of this Statement of Additional Information.

                   IV. MANAGEMENT OF THE FUNDS

     The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Trust has engaged the services of The Managers Funds, L.P. (the "Manager") as investment manager and administrator to each of the Funds. The assets of the Funds, are managed by asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected by the Manager, subject to the review and approval of the Trustees. The Trust has also retained the services of the Manager as administrator to carry out the day-to-day administration of the Trust and the Funds.

     The Manager recommends Asset Managers for each Fund to the Trustees based upon its continuing quantitative and qualitative evaluation of the Asset Managers' skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Asset Manager, and the Manager does not expect to recommend frequent changes of Asset Managers. The Trust has obtained from the SEC an order permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees but without the requirement of shareholder approval. At meetings held on December 5, 1994 and December 15, 1994, the shareholders of the Funds approved the operation of the Trust in this manner. Pursuant to the terms of the order, the Manager is to be able, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that under the 1940 Act and the sub-advisory agreements would be an automatic termination of the agreement. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. The Manager and its corporate predecessor have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors.

     The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Trustees, and the Manager, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A part of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers.

     Generally, no Asset Manager provides any services to any Fund except asset management and related recordkeeping services. However, an Asset Manager or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act

     An Asset Manager may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to The Managers Funds, L.P. or its affiliates. The advisory agreement with each Asset Manager (each, an "Asset Management Agreement") requires the Asset Manager of a Fund to provide fair and equitable treatment to such Fund in the selection of portfolio investments and the allocation of investment opportunities, but does not obligate the Asset Manager to give such Fund exclusive or preferential treatment.

     Although the Asset Managers make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of an Asset Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s) pursuant to a formula considered equitable by the Asset Managers. In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of such Fund.

     The Board of Trustees and the Manager have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code"). The Code generally requires employees of the Manager to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on trading securities based on information about the Funds' trading.

                  V. FUND MANAGEMENT AGREEMENT

     The Trust has entered into a Fund Management Agreement (the
"Fund Management Agreement") with the Manager which, in turn, has entered into Asset Management Agreements with each of the Asset
Managers selected for the Funds.

     The Manager is a Delaware limited partnership. Its general partner is a corporation that is wholly owned by Robert P.
Watson, President and a Trustee of the Trust.

     Under the Fund Management Agreement, the Manager is required to (i) supervise the general management and investment of the assets and securities portfolio of each Fund; (ii) provide overall investment programs and strategies for each Fund; (iii) select and evaluate the performance of Asset Managers for each Fund and allocate the Fund's assets among such Asset Managers;
(iv) provide financial, accounting and statistical information required for registration statements and reports with the SEC; and (v) provide the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

     The Fund Management Agreement runs from year to year so long as its continuance is approved at least annually by the Trustees or by a 1940 Act majority vote of the shareholders of each Fund and those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the agreements (the "Disinterested Trustees"). Any amendment to the Fund Management Agreement must be approved by a 1940 Act majority vote of the shareholders of the relevant Fund and by the majority vote of the Trustees. The Fund Management Agreement is subject to termination, without penalty, by the Disinterested Trustees or by a 1940 Act majority vote of the shareholders of each Fund on 60 days written notice to the Manager or by the Manager on 60 days written notice to the Fund, and terminates automatically if assigned.

     The following table sets forth the annual management fee rates currently paid by each Fund to the Manager, together with the portion of the management fee that is retained by the Manager as compensation for its services, each expressed as a percentage of the Fund's average net assets. The remainder of the management fee is paid to the Asset Managers. Individual Asset Manager fees are set forth in the Prospectuses under the heading "Management of the Funds - Investment Manager," and vary, including in some cases among Asset Managers of a single Fund.


                                             Weighted Average
                         Total Management    of the Manager's
     Name of Fund              Fee            portion of the
                                             Total Management
                                                    Fee
 Income Equity Fund    0.75%                 0.375%
 Capital Appreciation  0.80%                 0.40%
 Fund
 Special Equity Fund   0.90%                 0.40%
 International Equity  0.90%                 0.40%
 Fund
 Short Government      0.20%                 0.00%
 Fund*
 Short and             0.50%                 0.25%
 Intermediate Bond
 Fund
 Intermediate          0.45%                 0.25%
 Mortgage Fund
 Bond Fund             0.625%                0.375%
 Global Bond Fund      0.70%                 0.35%

 * Reflects voluntary fee waiver by the Manager which may be modified or terminated at any time in the sole discretion of the Manager. In the absence of such waiver, the maximum total management fee payable by the Short Government Fund would be 0.45% and the weighted average of the Manager's portion of the total management fee would be 0.25%.

     The amount of each Fund's management fee that is retained by the Manager may vary for a Fund due to changes in the allocation of assets among its Asset Managers, the effect of an increase in the Fund's net asset value on the fees payable to its Asset Managers, and/or the implementation, modification or termination of voluntary fee waivers by the Manager and/or one or more of the Asset Managers. Given the asset management arrangements currently in effect, the Manager's portion of the Income Equity Fund and the Short Government Fund's total management fees would not exceed 0.40% and 0.25%, respectively.

     During the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid the following fees to the Manager under the Fund Management Agreement and the Manager paid the following fees to each Asset Manager under the Asset Management Agreements:

                            January 1, 1996-          January 1, 1995-
                           December 31, 1996        December 31, 1995


                                Approxi-   Fee            Approxi-  Fee
                                 mate    Paid to           mate   Paid to
                          Fee     Fee     Asset    Fee      Fee    Asset
  Name of Fund/Asset    Paid to Retaine  Manager Paid to  Retaine Manager
       Manager          Manager  d by      by    Manager   d by     by
                                Manager  Manager          Manager Manager
                                           /1                       /1
Income Equity Fund      $349,82 $175,51          $299,82  $150,56
                              1       9                4        5
Scudder, Stevens &                       $86,220                  $74,220
Clark, Inc.
Spare, Kaplan, Bischel                   $88,082                  $75,039
&
     Associates

Capital Appreciation    $761,92 $380,96          $635,58  $318,71
Fund                          5       3                8        6
Essex Investment
Management                                   N/A                      N/A
Company, Inc./8
Husic Capital                            $60,917                      N/A
Management/2

Special Equity Fund     $1,572, $698,73          $977,86  $435,34
                            132       3                9        3
Liberty Investment                       $266,03                  $187,69
Management                                     0                        1
     Inc.
Pilgrim Baxter &                         $305,19                  $190,98
Associates/6                                   8                        1
Westport Asset                           $302,17                  $163,85
Management, Inc.                               1                        4

International Equity    $1,856, $824,77          $948,51  $422,51
Fund                        193       4                4        2
Lazard Fr?res Asset                      $516,15                  $215,23
Management Co/7                                7                        2
Scudder, Stevens &                       $515,26                  $310,77
Clark, Inc.                                    2                        0

Short Government Fund   $11,423      $0          $15,835      N/A
Jennison Associates                      $11,423                  $15,835
Capital
     Corp/3

Short and Intermediate  $116,03 $58,018          $128,25  $64,209
Bond Fund                     7                        4
Standish, Ayer & Wood,                   $58,019                  $34,464
Inc.


Intermediate Mortgage   $143,80 $79,890          $214,14  $118,96
Fund                          3                        1        7
Jennison Associates                      $63,913                  $95,174
Capital
     Corp/4

                        January 1, 1994-December
                                31, 1994

                                Approxi-   Fee
                                 mate    Paid to
                          Fee     Fee     Asset
  Name of Fund/Asset    Paid to Retaine  Manager
       Manager          Manager  d by      by
                                Manager  Manager
                                           /1
Income Equity Fund      $339,06 $170,11
                              1       0
Scudder, Stevens &                       $83,842
Clark, Inc.
Spare, Kaplan, Bischel                   $85,108
&
     Associates

Capital Appreciation    $669,94 $335,07
Fund                          0       4
Essex Investment
Management                                   N/A
Company, Inc./8
Husic Capital                                N/A
Management/2

Special Equity Fund     $972,49 $468,41
                              5       3
Liberty Investment                       $194,58
Management                                     8
     Inc.
Pilgrim Baxter &                         $33,634
Associates/6
Westport Asset                           $160,02
Management, Inc.                               7

International Equity    $728,27 $323,63
Fund                          2       9
Lazard Fr?res Asset                          N/A
Management Co/7
Scudder, Stevens &                       $404,63
Clark, Inc.                                    3

Short Government Fund   $197,69 $109,43
                              2       8
Jennison Associates                       $2,338
Capital
     Corp/3

Short and Intermediate  $433,53 $217,37
Bond Fund                     1       5
Standish, Ayer & Wood,                   $84,716
Inc.


Intermediate Mortgage   $646,91 $439,61
Fund                          6       4
Jennison Associates                      $23,470
Capital
     Corp/4


                        January 1, 1994-December
                                31, 1994

                                Approxi-   Fee
                                 mate    Paid to
                          Fee     Fee     Asset
  Name of Fund/Asset    Paid to Retaine  Manager
       Manager          Manager  d by      by
                                Manager  Manager
                                           /1
Bond Fund               $237,88 $142,66
                              6       4
Loomis, Sayles &                         $95,222
Company, Inc.

Global Bond Fund        $52,093 $27,100
Rogge Global                             $24,993
Partners/5


1/Does not reflect payments made to asset managers whose relationship with a
 Fund has been
terminated.
2/    Portfolio manager hired during 1996.
3/Portfolio manager hired during 1994.  Reflects waiver of a portion of management fees by the Manager. In the
       absence of such waiver, the Manager would have received an additional $29,861, $19,793 and $14,280 for the fiscal years ended December 31, 1994, December 31, 1995 and December 31, 1996, respectively.
4/Portfolio manager hired during 1994.  Reflects waiver of a portion of management fees by the Manager.  In the
       absences of such waiver, the Manager would have received an additional $115,723 and $130,528 for the fiscal years ended December 31, 1994 and December 31, 1993, respectiv ely.
5/Fund commenced operation during 1994.
6/    Portfolio manager hired during 1994.
7/    Portfolio manager hired during 1995.
8/    Portfolio manager hired during 1997.

                            January 1, 1996-     January 1, 1995-December
                           December 31, 1996             31, 1995


                                Approxi-   Fee            Approxi-  Fee
                                 mate    Paid to           mate   Paid to
                          Fee     Fee     Asset    Fee      Fee    Asset
  Name of Fund/Asset    Paid to Retaine  Manager Paid to  Retaine Manager
       Manager          Manager  d by      by    Manager   d by     by
                                Manager  Manager          Manager Manager
                                           /1                       /1
Bond Fund               $180,19 $108,24          $162,59  $97,557
                              7       0                4
Loomis, Sayles &                         $71,957                  $65,037
Company, Inc.

Global Bond Fund        $126,04 $62,024          $86,482  $43,466
                              3
Rogge Global                             $64,019                  $43,016
Partners/5

          Voluntary Fee Waivers and Expense Limitation

     From time to time, the Manager may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from a Fund. The Manager may waive all or a portion of its fee for a number of reasons such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from (i) a reallocation of Fund assets among Asset Managers, (ii) negotiation by the Manager of a lower fee payable to an Asset Manager, or (iii) a voluntary waiver by an Asset Manager of all or a portion of the fees it would otherwise be entitled to receive from the Manager with respect to the Fund. The Manager may also decide to waive all or a portion of its fees from a Fund for other reasons, such as attempting to make a Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the management fees payable by the Funds is reflected in the tables above and in the Illustrative Expense Information located in the front of the Prospectuses of the Equity Funds and the Income Funds. Voluntary fee waivers by the Manager or by any Asset Manager may be terminated or reduced in amount at any time and solely in the discretion of the Manager or Asset Manager concerned. Shareholders will be notified of any change on or about the time that it becomes effective.

                   VI. ASSET MANAGER PROFILES

     The Asset Managers for each Fund are set forth in the respective Prospectuses. Assets of each of the Equity Funds are currently allocated among more than one Asset Manager to provide diversification among investment strategies. However, not all Asset Managers with whom Asset Management Agreements are in effect will be funded at all times. As of the date of this Statement of Additional Information, the following are the Asset Managers for each Fund. These Asset Managers have no affiliations with the Funds or with the Manager.

     The following information regarding the names of all controlling persons of each Asset Manager and the basis of such control has been supplied by such Asset Manager.

                       INCOME EQUITY FUND

SPARE, KAPLAN, BISCHEL & ASSOCIATES

     The firm is owned 93% by the ten principals (Anthony E.
Spare,  Kenneth J. Kaplan, Andrew W. Bischel, James G. McCluskey,
Mark E. McKee, Shelley H. Mann, Giri Bogavelli and Lesley R.
Margolis) and 7% by outside investors.

SCUDDER, STEVENS & CLARK, INC.

     Scudder, Stevens & Clark, Inc. is a privately-held Delaware corporation. Daniel Pierce is the Chairman of the Board and Edmond D. Villani is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith, Lynn S. Birdsong, Nicholas Bratt,
E. Michael Brown, Mark S. Casady, Linda E. Coughlin, Margaret D. Hadzima, Jerard K. Hartman, Richard A. Holt, Dudley H. Ladd, Thomas H. O'Brien, John T. Packard, Kathryn L. Quirk, Cornelia M. Small and Stephen A. Wohler are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and non-voting securities of Scudder are held of record by Stephen R. Beckwith, Daniel Pierce, Juris Padegs and Edmund D. Villani in their capacity as representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder, and the Representatives. Pursuant to such Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and non-voting stock; all Principals own non-voting stock.

                    CAPITAL APPRECIATION FUND

ESSEX INVESTMENT MANAGEMENT COMPANY, INC.

     Essex was founded in 1976, and is a Massachusetts corporation which is controlled by Joseph C. McNay.

HUSIC CAPITAL MANAGEMENT

     The firm is was formed in 1986 as a limited partnership which is 100% owned by Frank J. Husic.


                       SPECIAL EQUITY FUND

LIBERTY INVESTMENT MANAGEMENT

     Liberty Investment Management is a division of Goldman Sachs Asset Management, which itself is a separate operating division of Goldman, Sachs & Co. The general partners of Goldman, Sachs & Co. are The Goldman Sachs Group, L.P. (a Delaware Limited Partnership) ("GSGLP") and The Goldman, Sachs & Co. L.L.C. (a Delaware limited liability company) ("GSCLLC"). The Goldman Sachs Corporation ("GSC") is the parent company of both GSGLP and GSCLLC. GSGLP is also a parent of GSCLLC. GSC is the sole general partner of GSGLP.



PILGRIM BAXTER & ASSOCIATES

     Pilgrim Baxter & Associates is owned by United Asset
Management, a public company.


WESTPORT ASSET MANAGEMENT, INC.

     Westport Asset Management, Inc. is owned by Andrew J. Knuth
(5l%) and by Ronald H. Oliver (49%), each of whom is active as a portfolio manager/analyst.

                    INTERNATIONAL EQUITY FUND

SCUDDER, STEVENS & CLARK, INC.
(See INCOME EQUITY FUND)

LAZARD, FRERES ASSET MANAGEMENT CO.

     Lazard, Fr?res Asset Management Co. is a New York limited liability company founded in 1848. The managing directors are Eileen D. Alexanderson, Thomas F. Dunn, Norman Eig, Herbert W. Gullquist, Larry A. Kohn, Robert P. Morgenthau, John R. Reese, John R. Reinsberg, Michael S. Rome and Alexander E. Zagoreos.


                      SHORT GOVERNMENT FUND

JENNISON ASSOCIATES CAPITAL CORP.

     Jennison Associates Capital Corp. is a wholly-owned subsidiary of The Prudential Securities Company of America.


                SHORT AND INTERMEDIATE BOND FUND

STANDISH, AYER & WOOD, INC.

     Edward H. Ladd, Director and Chairman, and George W. Noyes, Director and President, each owns more than 10% of the outstanding voting securities of Standish. Caleb F. Aldrich, Managing Director and Vice President, Davis B. Clayson, Managing Director and Vice President, Dolores S. Driscoll, Managing Director and Vice President, Richard C. Doll, Director and Vice President, Maria D. O'Malley, Director and Vice President, and Richard S. Wood, Director, Vice President and Secretary, each own more than 5% of the outstanding voting securities of Standish. Nicholas S. Battelle, Walter M. Cabot, David H. Cameron, Karen K. Chandor, Lawrence H. Coburn, James E. Hollis, III, Laurence A. Manchester, Arthur H. Parker, Howard B. Rubin, Austin C. Smith and Ralph S. Tate are each a Director and Vice President of Standish. Each owns less than 5% of the outstanding voting securities of Standish.


                   INTERMEDIATE MORTGAGE FUND

JENNISON ASSOCIATES CAPITAL CORP.
(See SHORT GOVERNMENT FUND)


                            BOND FUND

LOOMIS, SAYLES & COMPANY, INC.

     The New England owns 92% of Loomis, Sayles (which operates independently) with the remaining 8% owned by about 70 professionals.

                        GLOBAL BOND FUND

ROGGE GLOBAL PARTNERS plc

     Rogge Global Partners plc. is owned by United Asset
Management, a public company.

     VII. ADMINISTRATIVE SERVICES; DISTRIBUTION ARRANGEMENTS

     The Trust has also retained the services of The Managers
Funds, L.P. as administrator (the "Administrator").

     The Managers Funds, L.P. also serves as distributor (the "Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of shares.

     The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually if specifically approved by the Trustees or by a vote of the Trust's outstanding shares, including a majority of the Trustees who are not "interested persons" of the Trust or the respective Distributor, as such term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

             VIII. PORTFOLIO SECURITIES TRANSACTIONS

     The Asset Management Agreements between the Manager and the Asset Managers provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each Asset Manager is to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the applicable Fund, the Asset Manager shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

     In addition, the Asset Managers, in selecting brokers to execute particular transactions and in evaluating the best net price and execution available, are authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), provided by the broker. The Asset Managers are also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Asset Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Asset Manager exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Asset Manager. The Funds may purchase and sell portfolio securities through brokers who provide the Fund with research services.

     The Trustees will periodically review the total amount of commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to each Fund of using particular brokers or dealers. It is possible that certain of the services received by the Asset Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Asset Managers.

     The fees of the Asset Managers are not reduced by reason of their receipt of such brokerage and research services.
Generally, no Asset Manager provides any services to any Fund except portfolio investment management and related record-keeping services. However, an Asset Manager for a particular Fund or its affiliated broker-dealer may execute portfolio transactions for such Fund and receive brokerage commissions for doing so in accordance with Section 17(e) of the 1940 Act and the procedures adopted by the Trustees in accordance with the rules thereunder. An Asset Manager for a Fund or its affiliated broker-dealers may not act as principal in any portfolio transaction for any Fund with which it is affiliated.

     In allocating portfolio transactions for a Fund among several broker-dealers, an Asset Manager may, but is not required to, take into account any sales of shares of that Fund by the broker-dealer or by an affiliate of the broker-dealer.

     For the fiscal year ended December 31, 1996, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions was $44,936 for Income Equity Fund, $421,852 for Capital Appreciation Fund, $278,627 for Special Equity Fund, and $555,519 for International Equity Fund. For the fiscal year ended December 31, 1995, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions were $69,964 for Income Equity Fund, $283,673 for Capital Appreciation Fund, $119,418 for Special Equity Fund and $421,365 for International Equity Fund. For the fiscal year ended December 31, 1994, the aggregate brokerage commissions paid by each of the Funds incurring any such commissions were $73,083 for Income Equity Fund,$276,975 for Capital Appreciation Fund, $117,854 for Special Equity Fund and $109,595 for International Equity Fund.

     During the fiscal year ended December 31, 1996, the Capital Appreciation Fund paid brokerage commissions totaling $49,756 to Fahnestock & Co.("Fahnestock"), an affiliated broker-dealer of Hudson Capital Advisers which then served as an Asset Manager. Effective September 1996, Husic Capital Management replaced Hudson Capital Advisers as an Asset Manager for this Fund.
During the fiscal year ended December 31, 1995, the Capital Appreciation Fund paid brokerage commissions totaling $41,584 to Fahnestock. During the fiscal year ended December 31, 1994, the Capital Appreciation Fund paid brokerage commissions totaling $69,584 to Fahnestock. The brokerage commissions paid to Fahnestock by the Capital Appreciation Fund represented 12% of the total brokerage commissions paid by that fund during the fiscal year ended December 31, 1996; 15% during the fiscal year ended December 31, 1995; and 25% during the fiscal year ended December 31, 1994. Such commissions were paid in connection with portfolio transactions the dollar amount of which represented 8, 16% and 22%, respectively, of the aggregate dollar amount of all portfolio transactions involving the payment of commissions by the Fund during those fiscal years. Brokerage commissions were paid to Fahnestock in compliance with procedures established by the Trustees, pursuant to which the commissions were determined to be comparable to commissions charged by other brokers for similar transactions and by Fahnestock to similarly situated clients.

                       IX. NET ASSET VALUE
;
     The net asset value of the shares of each Fund is determined each day on which the New York Stock Exchange ("NYSE") is open for trading (a "Pricing Day"). The weekdays that the NYSE is expected to be closed are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Assets of the Funds are valued as follows:

     Equity securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last bid price on such principal exchange prior to the close of trading on the NYSE. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined by the Asset Manager to be the primary market for such security. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees.

     Fixed-income securities are generally valued at the last quoted bid price prior to the close of trading on the NYSE. Fixed-income securities for which quoted prices are not readily available will be valued at fair market value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees. Certain foreign fixed-income securities are valued at the last quoted sale price

     Trading of securities owned by a Fund, particularly the International Equity Fund and Global Bond Fund, for which the principal trading market is a foreign securities exchange may occur on days other than Pricing Days. Accordingly, the values of securities in a Fund's portfolio may be subject to changes on such days, which changes would not be reflected in the Fund's net asset value until the next Pricing Day. In addition, trading on foreign securities exchanges may not take place on all Pricing Days. Generally securities traded on foreign securities exchanges will be valued for net asset value purposes at the close of the principal exchange on which they are traded, which may not be the same time that the Fund's net asset values are determined. If an event occurs after the close of a principal exchange that is likely to affect the valuation of a particular security trading on that exchange, such security may be valued at fair value, as determined in good faith by the Asset Manager pursuant to procedures established by the Trustees.

     For purposes of determining the net asset value of any Fund which holds non-dollar denominated portfolio instruments, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the International Equity Fund, and Global Bond Fund may enter into forward foreign currency exchange or futures contracts, which will also have the effect of limiting any such gains. See "Other Information-Forward Foreign Currency Exchange Contracts."

                       X. TAX INFORMATION

     Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a RIC must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures, forward contracts and certain investments in foreign currencies held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") each year, as well as 90% of its net tax-exempt interest income; (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the RIC's total assets and 10% of the outstanding voting securities of such issuer; and (v) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers which the RIC controls and which are engaged in the same, similar or related trades and businesses.
In any year in which a RIC distributes 90% of its Investment Company Taxable Income and 90% of its net tax-exempt interest income, it will not be subject to corporate income tax on amounts distributed to its shareholders.

     If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

     If for any taxable year a Fund complies with certain requirements, then some or all of the dividends (excluding capital gain distributions) payable out of income of the Fund that are attributable to dividends received from domestic corporations may qualify for the 70% dividends-received deduction available to corporations.

     Ordinary income distributions and distributions of net realized short-term capital gains to shareholders who are liable for federal income taxes will be taxed as ordinary dividend income to such shareholders. Distributions of net long-term capital gains to such shareholders are taxable as long-term capital gains regardless of how long such shareholders have held shares of a Fund. These provisions apply whether the dividends and distributions are received in cash or accepted in shares.
Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such six-month period. A loss may be disallowed on the sale of shares of a Fund to the extent the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

     Dividends and other distributions by any Fund may also be subject to state and/or local taxes. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund. Additionally, shareholders who are foreign persons should consult with their own tax advisers concerning the foreign tax consequences of investing in a Fund.

     All of the Funds except for International Equity Fund may invest in futures contracts or options. Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") regardless of the length of time the contract was held. Also, section 1256 contracts held by a Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end paper gain or loss. The use of section 1256 contracts may force a Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

     Certain Funds may invest in obligations (such as zero coupon bonds) which are issued with original issue discount ("OID"). Under the code, OID is accrued as investment income over the life of the investment even in the absence of cash payments. Accordingly, such Funds may be required to sell some of their assets in order to satisfy the distribution requirements applicable to RICs.

     Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated forward contracts generally will be treated as ordinary income or loss. Any non-U.S. dollar denominated futures or options contract may be treated as either ordinary income or capital gain of it meets the requirements of
Section 1256.

     Certain hedging transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of capital gain realized by the Fund which, depending on its character, may be a long-term capital gain taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The 30% limit on gains from the sale of certain assets held for less than three months and the diversification requirements applicable to each Fund's assets may limit the extent to which each Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

     The International Equity, Global Bond, Bond, Short and Intermediate Bond and Short Government Funds may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stock or securities in foreign corporations, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to, such foreign income taxes. It should be noted that only shareholders who itemize deductions may deduct foreign income taxes paid by them.

     Shareholders of each Fund will be notified each year of the amounts and tax status of dividends and distributions from their Fund. The notification will contain information for corporate shareholders of the Funds that are subject to federal income taxation of the extent to which, if any, the dividends paid by each Fund qualify for a deduction for dividends received. Despite such notification, the dividends-received deduction will not be available if the corporate shareholder has held shares of a Fund for less than 46 days and will be reduced to the extent that the acquisition of the shares was financed with indebtedness.

     Under the federal income tax law, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from all redemptions of shares except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, such distributions and redemption proceeds may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or with respect to those shareholders whom the Internal Revenue Service notifies the Funds of certain other non-compliance. If these withholding provisions are applicable, any distributions to, and proceeds received by, shareholders, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

     The Code imposes a four percent nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified under such tax law. Each Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax although it may not be possible for the Funds to avoid this tax in all instances.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only Federal income tax considerations with respect to the Funds and their shareholders. Foreign, state and local tax laws vary greatly, especially with regard to the treatment of exempt-interest dividends. Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment of each Fund's shareholders and with respect to their own tax situation.


 XI. CUSTODIAN, TRANSFER AGENT AND INDEPENDENT PUBLIC ACCOUNTANT

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 1776 Heritage Drive, North Quincy, Massachusetts, as Custodian for all the Funds, is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when any of the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant ("FCM"), the Fund will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon the Fund's default under the contract.

     The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange
Commission.

     Boston Financial Data Services, Inc., P.O. Box 8517, Boston,
Massachusetts 02266-8517, serves as the Transfer Agent for each of the Funds.

     Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109, is the independent public accountant for each of the Funds.

    XII. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 11, 1997, Resource Bank "controlled" (within the meaning of the 1940 Act i.e., owned in excess of 25% of the shares of) the Capital Appreciation Fund and Charles Schwab & Co. "controlled" the Special Equity Fund. An entity which "controls" a particular Fund could have effective voting control over the operations of that Fund.

     The following chart identifies those shareholders of record on March 10, 1997 holding 5% or more of the outstanding shares of any of the Funds. Certain of these shareholders are omnibus processing organizations.

Income Equity Fund

     Huntington National Bank, Columbus, Ohio (18%)
     Charles Schwab & Co., Inc., San Francisco, California (17%)

Capital Appreciation Fund

     Resource Bank, Minneapolis, Minnesota (30%)

Special Equity Fund

     Huntington National Bank, Columbus, Ohio (11%)
     Resource Bank, Minneapolis, Minnesota (10%)
     Charles Schwab & Co., Inc., San Francisco, California (31%)

International Equity Fund

     Huntington National Bank, Columbus, Ohio (7%)
     Resource Bank, Minneapolis, Minnesota (11%)
     Charles Schwab & Co., Inc., San Francisco, California (22%)

Short Government Fund

     C.E. Broom, New London, New Hampshire (7%)

Short and Intermediate Bond Fund

     Huntington National Bank, Columbus, Ohio (6%)

Intermediate Mortgage Fund

     Roman Catholic Diocese, Syracuse, New York (8%)
     Huntington National Bank, Columbus, Ohio (5%)

Bond Fund

     Charles Schwab & Co., Inc., San Francisco, California (11%)

     All shareholders are entitled to one vote for each share held. There is no cumulative voting. Accordingly, the holder or holders of more than 50% of the shares of the Trust would be able to elect all the Trustees. With respect to the election of Trustees and ratification of accountants the shareholders of separate Funds vote together; they generally vote separately by Fund on other matters.

                     XIII. OTHER INFORMATION

     Following is a description of various financial instruments and other terms referred to in the prospectus and statement of additional information.

     Asset-Backed Securities -- Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. A Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of states and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

     Bankers Acceptances -- Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Eurodollar bankers acceptances are U.S. dollar denominated bankers acceptances "accepted" by foreign branches of major U.S. commercial banks.

     Cash Equivalents -- Cash equivalents include certificates of deposit, bankers acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

     Certificates of Deposit -- Certificates of deposit are issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

     Commercial Paper -- Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company which matures in less than nine (9) months. Eurodollar commercial paper refers to notes payable by European issuers in U.S. dollars.

     Covered Call Options -- The Equity Funds, other than the International Equity Fund each may write covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts. The Income Funds each may write covered call options on individuals bonds and on interest rate futures contracts. With the exception of the Short Government Fund and the Intermediate Mortgage Fund, all written call options must be listed on a national securities exchange or futures exchange. The Short Government Fund and the Intermediate Mortgage Fund may write unlisted options in negotiated transactions. (See "Dealer Options and "Puts and Calls".) The Funds will not change these policies until this Statement of Additional Information has been appropriately supplemented, and existing shareholders will be notified of such a change in the next regular report to them.

     A call option is a short-term contract (ordinarily having a duration of nine months or less) which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security, financial instrument, index or futures contract at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security, financial instrument, index or futures contract during the option period. A call option is "covered" if the Fund writing the option owns, (or has the immediate right to acquire without the payment of additional consideration), the underlying security or financial instrument, owns financial instruments whose returns are closely correlated with the financial instruments on which the option is written or segregates with the Custodian sufficient cash and/or short-term high quality securities to meet its obligations under the call.

     In order to terminate its obligation under an outstanding option which it has written, a Fund may make a "closing purchase transaction" i.e., purchase a call option on the same financial instrument, index or futures contract with the same exercise price and the same expiration date. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more, respectively, than the amount received from the sale thereof. A Fund may not effect a closing purchase transaction with respect to a written option after it has been notified of the exercise of the option. When a security, financial instrument, index or futures contract underlying a covered call option is sold from a Fund's portfolio, the Fund must effect a closing purchase transaction so as to close out any existing covered call option on that security, financial instrument, index or futures contract. A closing purchase transaction may be made only on an exchange which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, the Fund will not be able to sell the underlying security, financial instrument, index or futures contract until the option expires.

     The writing of option contracts is a highly specialized activity which involves investment techniques and risks different than those ordinarily associated with investment companies. A Fund pays brokerage commissions in connection with writing covered call options (or covered put options as discussed below) and effecting closing purchase transactions, as well as for purchases and sales of the underlying security, financial instrument, index or futures contract. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying security, financial instrument, index or futures contract appreciate. See "Portfolio Turnover."

     Covered Put Options -- The Equity Funds, except for the International Equity Fund, may write covered put options on individual stocks, equity indices and equity index futures contracts. The Income Funds, may write covered put options on individual bonds and on interest rate futures contracts.

     A put option is a short-term contract (ordinarily having a duration of nine months or less) which gives the purchaser of the option, in return for a premium paid, the right to sell, and the writer the obligation to buy, the underlying security, financial instrument, index or futures contract at the exercise price at any time prior to the expiration of the option, regardless of the market price of the financial instrument, index or futures contract during the option period. A put option is "covered" if the Fund writing the option segregates with the Custodian sufficient cash and/or short-term high quality securities to meet its obligations under the put (or holds a put option on the same underlying security or financial instrument at an equal or greater exercise price with the same expiration date). The writer of a put option assumes the risk of a decrease in the value of the underlying security, financial instrument, index or futures contract. If such a decrease occurred, the option could be exercised and the underlying security, financial instrument, index or futures contract would then be sold to the writer at a price higher than its then current market value.

     A Fund may enter into closing purchase transactions on put options i.e., purchase a put option on the same financial instrument, index or futures contract with the same exercise price and the same expiration date. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a put option is less or more than the amount received from the sale thereof. A Fund may not effect a closing purchase transaction with respect to a written option after it has been notified of the exercise of the option. When the security, financial instrument, index, or futures contract underlying a covered put option is sold from the Fund's portfolio, the Fund must effect a closing purchase transaction to close out any existing put option on that security or other instrument. A closing purchase transaction may be made only on an exchange which provides a secondary market for an option with the same exercise price and expiration date. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.

     Dealer Options -- Also known as OTC options, these are puts and calls for which the strike price, expiration and premium are privately negotiated. See "Other Information -- Puts and Calls." The Short Government Fund and the Intermediate Mortgage Fund may engage in dealer options, but only with major financial institutions who are member banks of the Federal Reserve System and approved as primary dealers in United States government securities by the Federal Reserve Bank of New York, and whose creditworthiness and financial strength are judged by the Asset Manager to be at least as good as that of financial institutions to which the Fund may loan portfolio securities. See "Other Information -- Loan Transactions."

     Equity Index Futures Contracts -- The Capital Appreciation Fund, Income Equity Fund and Special Equity Fund may enter into equity index futures contracts. An equity index futures contract is an agreement by the Fund to buy or sell an index relating to equity securities at a specified date and price. No payment is made when the Fund buys a futures contract and neither the index nor any securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment is made when the contract expires unless an offsetting transaction has been entered into. Equity index futures contracts will be used only as a hedge against anticipated changes in the level of stock prices or otherwise to the extent transactions permitted to entities exempt from the definition of the term commodity pool operator. See "Investment Restrictions."

     Eurodollar Bonds -- U.S. dollar-denominated bonds or debentures issued outside the United States.

     European Currency Unit Bonds -- The European Currency Unit ("ECU") is a basket of European currencies consisting of specified amounts of the currencies of ten members of the European community. The ECU is used by members as their budgetary currency to determine official claims and debts. It fluctuates with the daily exchange rate changes of the constituent currencies. The ECU is now defined by the following ten currencies: German Deutschmark, British Pound, French Franc, Italian Lira, Dutch Guilder, Belgian Franc, Luxembourg Franc, Finish Kroner, Irish Pound, and Greek Drachma. ECU bonds are bonds or debentures denominated in ECUs.

      Forward Foreign Currency Exchange Transactions -- The value of the assets of the International Equity Fund, Global Bond Fund, and the value of any foreign securities of other Funds, will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and such Funds may incur costs in connection with conversions between various currencies.

        The Funds will not hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. Each Fund may enter into currency exchange transactions at the time of purchase or sale of a security by buying or selling a currency on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Alternatively, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to fix the expected cost or proceeds of the transaction relative to another currency through forward contracts to purchase or sell foreign currencies ("forward contracts").

      A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon the parties, at a price set at the time of the contract. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Custodian will segregate cash or marketable securities in an amount not less than the value of each Fund's total assets committed to forward contracts. If the value of the securities segregated declines, additional cash or securities will be added on a daily basis, i.e, "marked-to-market," so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such contracts. Generally, the Funds will not enter into forward contracts with a term of greater than 90 days.

      At the maturity of a forward contract, a Fund may either accept or deliver the foreign currency or may terminate the obligation under the forward contract by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to sell or purchase, on the same maturity date, the same amount of the foreign currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. For example, should currency prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should currency prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract with respect to the foreign currency.

      To the extent that a Fund enters into foreign currency futures contracts, it will be subject to similar risk considerations. For more information concerning futures contracts, see "Certain Securities and Investment Techniques and Related Risks -- Hedging Techniques -- Futures Contracts" in the Prospectuses.

     The forecasting of currency movements is extremely difficult and the successful execution of a hedging strategy is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a hedging transaction. For example, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      Foreign currency exchange transactions do not eliminate fluctuations in the underlying prices of the securities. They simply establish rates of exchange for some future point in time. Additionally, although such transactions may tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

      The International Equity Fund does not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 25% of the value of its respective total assets committed to such contracts. The other Funds, except for Global Bond Fund, do not intend to enter into forward contracts on a regular or continuous basis, and will not do so if, as a result, the Fund would have more than 5% of the value of its total assets committed to such contracts. The Funds, except for Global Bond Fund, will also not enter into forward contracts or maintain a net exposure in such contracts where the Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Global Bond Fund may enter into forward contracts, unless, as a result, more than 50% of value of the Fund's total assets would be committed to such contracts.

     Interest Rate Futures Contracts -- The Income Funds may enter into interest rate futures contracts. An interest rate futures contract is an agreement by the Fund to buy or sell fixed-income securities at a specified date and price. No payment is made when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires unless an offsetting transaction has been entered into. Futures contracts will be used only as a hedge against anticipated interest rate changes or otherwise to the extent permitted to entities exempt from the definition of the term commodity pool operator. See "Investment Restrictions."

     Inverse Floating Obligations -- These are variable rate securities on which interest rates typically decline as market rates increase and increase as market rates decline. The Funds typically purchase such issues directly from the issuing agency. The market for such obligations is liquid to the extent of the active participation in the secondary market of securities dealers and a variety of investors.

     Loan Transactions -- Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other securities transactions. Loans of portfolio securities of a Fund will be made (if at all) in strictest conformity with applicable federal and state rules and regulations. The purpose of a loan transaction is to afford a Fund the opportunity to continue to earn income in addition to the income on the securities loaned.

     The Trustees understand that it is the current view of the staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U.S. Treasury bills or notes, from the borrower; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended by the Trustees from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trustees to be of good standing and will not be made unless, in the judgment of the Fund's Asset Manager made pursuant to standards adopted by the Trustees, the consideration to be earned from such loans would justify the risk. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

     The cash collateral acquired through loan transactions may be invested in any obligation in which the applicable Fund is authorized to invest in accordance with its investment objectives. The investment of the cash collateral in other obligations subjects that investment as well as the security loaned to market forces, i.e., capital appreciation or depreciation, just like any other portfolio security.

     Mortgage-Related Securities -- Mortgage-related securities or pass-throughs are certificates issued by governmental, government-related and private organizations which are backed by pools of mortgage loans. These mortgage loans are made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others to residential home buyers throughout the United States. The securities are "pass-through" securities because they provide investors with monthly payments which in effect are a "pass-through" of the monthly payments of principal and interest made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is the Government National Mortgage Association
(GNMA), which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks, and the Federal National Mortgage Association (FNMA), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

     (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to the GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no even later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, securities dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guaranty is solely the obligation of the FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

     (4) Mortgage-related securities issued by private organizations. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. Certain Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Asset Manager of the Fund determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the mortgages in the underlying pool of mortgages.

     Municipal Bonds -- Municipal bonds are of three principal types: General Obligation Bonds, generally issued by states, counties, cities, towns and regional districts, the proceeds of which are used to fund a wide range of public projects; Revenue Bonds, the principal security for which is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source; and Industrial Development Bonds, which are considered municipal bonds if the interest paid is exempt from federal income taxes, and which are issued by or on behalf of public authorities to raise money to finance public facilities and privately-operated facilities for business, manufacturing and housing.

     Investments in municipal securities involve risks that differ from other domestic securities. There could be economic, business or political developments which might affect all municipal obligations of a similar type.

     For purposes of the investment restrictions set forth in the section entitled "Investment Restrictions," the identification of the "issuer" of municipal bonds which are not general obligation bonds is made by the Asset Manager on the basis of the characteristics of the obligation as either general obligation, revenue or industrial development bonds, the most significant of which is the source of the funds for the payment of principal and interest on such securities.

     Although the Funds do not currently invest more than 25% of their assets in municipal bonds issued by public housing authorities, state and local housing finance authorities, and municipal utilities systems and industrial development and pollution control bonds, they may do so at some point in the future. Since such municipal bonds are not general obligations of the issuer, they may be more subject to political and economic changes which may impair their ability to make interest and principal payments.

     The liquidity of lease rental obligations will be determined based on a variety of factors which may include, among others:
(1) the frequency of trades and quotes for the obligation;
(2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; and (5) the rating assigned to the obligation by an established rating agency or the Asset Manager.

     Generally, industrial development bonds are not backed by the credit of any governmental or public authority. The Funds may invest in uncollateralized industrial development bonds which the Asset Manager has determined to be of a quality equivalent to bonds rated not less than A by Moody's or Standard & Poor's. The Funds may invest in industrial development bonds collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The Funds may also invest in variable rate industrial development bonds, most of which permit the holder thereof to receive the principal amount on demand upon seven days notice.

     Municipal notes include Tax Anticipation Notes, issued to finance working capital needs of municipalities; Revenue Anticipation Notes, issued in expectation of receipt of other types of revenue; Bond Anticipation Notes, issued to provide interim financing until long-term bond financing can be arranged; Construction Loan Notes, sold to provide construction financing; and Tax-Exempt Commercial Paper, a short-term obligation with a stated maturity of 365 days or less issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. The Funds may invest in municipal bonds carrying a guarantee or insured by the U.S. government as to the payment of principal and interest, or which are fully collateralized by an escrow of U.S. government securities. Such collateralized bonds are commonly known as defeasance bonds.

     Obligations of Domestic and Foreign Banks -- Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

     Puts and Calls -- In addition to writing covered call options and covered put options, and engaging in closing purchase transactions with respect thereto as described above, the Equity Funds, other than the International Equity Fund may purchase options on individual stocks, equity indices and equity index futures contracts and the Income Funds may purchase options on individual bonds and on interest rate future contracts. A put option (sometimes called a "standby commitment") gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a financial instrument or index or futures contract on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a financial instrument, index or futures contract on or before a fixed date, at a predetermined price.

     A Fund may purchase put and call options to provide protection against the adverse affects of changes in the general level of prices in the markets in which the Fund operates. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the financial instrument, index or futures contract increased by an amount in excess of the premium paid. It would realize a loss if the price of the financial instrument, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the financial instrument, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the financial instrument, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would then represent a realized loss to the Fund.

     The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation for the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more or less than the cost of the option.

     Ratings of Commercial Paper -- Commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position with the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation for the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earning over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Ratings of Debt Instruments -- The four highest ratings of Moody's for debt instruments: Aaa, Aa, A, and Baa are considered to be investment grade. Debt rated Aaa is judged by Moody's to be of the best quality. Debt rated Aa is judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than the best debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Debt which is rated A by Moody's possesses many favorable investment attributes and is considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated debt are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt that is rated Baa is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and, in fact, has speculative characteristics as well. Debt that is rated Ba is judged to have speculative elements and a future which cannot be considered to be well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     The four highest ratings (investment grade) of S&P for debt instruments are AAA, AA, A, and BBB. Debt rated AAA has the highest rating assigned by S&P to an obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Debt rated A has a strong capacity to pay principal and interest, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Debt rated BBB is considered on the borderline between definitely sound obligations and obligations where the speculative element begins to predominate. Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among the bonds deemed to be speculative.

          The Bond Fund and the Short and Intermediate Bond Fund may each invest without limitation in debt securities that are rated as low as BB by S&P or Ba by Moody's. Such securities are frequently referred to as "junk bonds." Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). Junk bonds are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates.

          Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of a Fund's portfolio may decline proportionately more than a portfolio consisting of higher-rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing bonds.

     During the fiscal year ended December 31, 1996, the weighted average ratings of the debt obligations held by the Bond Fund and the Short and Intermediate Bond Fund, expressed as a percentage of each Fund's total investments, were as follows:

                       Percentage of Total Investments of:

                                               Short and
                                              Intermediate
  Ratings                Bond Fund             Bond Fund
 Government and
 AAA/Aaa                    14%                   50%
 AA/Aa                       3%                    5%
 A/A                         6%                   18%
 BBB/Baa                    61%                   22%
 BB/Ba                       9%                    5%
 Not rated                   7%                    -

Repurchase Agreements -- Pursuant to guidelines approved and periodically reviewed by the Trustees, a Fund may enter into repurchase agreements with such banking institutions and securities dealers as have been approved by the Trustees. A Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. A repurchase agreement, which provides a means for the Fund to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. Government security ("Government Obligation") and the seller agrees, at the time of sale, to repurchase the Government Obligation at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Government Obligation subject to the repurchase agreement. Government Obligations will be held by the Custodian or in the Federal Reserve Book Entry System. For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. The Funds' investment restriction which limits lending by the Funds specifically exempts repurchase transactions. It is not clear whether a court would consider the Government Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before the repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's assets and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Trustees seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Government Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. The seller may not be contractually bound to deliver additional securities.

     In addition to repurchase agreements with respect to U.S.
Government Obligations described above, the Intermediate Mortgage
Fund may also invest in repurchase agreements pertaining to the types of securities in which it may invest.

     Rights and Warrants -- Rights are short-term warrants issued in conjunction with new stock issues. Warrants give the holder the right to purchase an issuer's securities at a stated price during a stated term. The Funds' ability to invest in rights and warrants is limited by their operating policies--see "Investment Restrictions."

     Short Sales -- When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price. The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security. To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the security. The Fund may, but will not necessarily, receive interest on such proceeds. The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security. The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or liquid high-grade debt obligations acceptable to the broker.

     If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain. Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

     U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only with respect to their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

     U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, the Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian-American Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

     Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert or claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Variable Rate Securities -- Variable rate securities are debt securities which have no fixed coupon rate. The amount of interest to be paid to the holder typically is contingent upon another specified rate, such as the yield on 90-day Treasury bills. Variable rate securities may also include debt with an interest rate which resets in the opposite direction of the rate of the index upon which it is contingent. See "Other Information
- Inverse Floating Obligations."

     "When-Issued" Securities--Certain of the Funds may, from time to time, purchase securities on a "when-issued" basis. The price of "when-issued" securities is fixed at the time the commitment to purchase is made, but delivery and payment for the "when-issued" securities take place at a later date. Normally, the settlement date occurs within one to two months of the date of purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition the risk of decline in value of the Fund's other assets. While "when-issued" securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a "when-issued" basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for "when-issued" securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

     Purchase and sale of securities on a "forward commitment" basis includes purchase of "when-issued" securities and involves a commitment by a Fund to purchase or sell particular securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with "when-issued" securities, these transactions involve certain risks to a Fund, but they also enable a Fund to hedge against anticipated changes in interest rates and prices.

                  XIV. PERFORMANCE INFORMATION

     Total Return Computations As indicated in the Prospectus, the Funds may include in advertisements or sales literature certain total return and yield information computed in the manner described in the Prospectus. The following chart sets forth the average annual total return quotations for each of the Funds for certain specified periods of time ending December 31, 1996.

                                                   Annual
                                                    -ized
                                                    Since
                                                   Commen-
                                                   cement
                                   Annual- Annual-   of
                                   ized    ized    Opera-
                                   5       10       tions  Commence-
       NAME OF FUND        1 Year  Years   Years           ment Date
Income Equity Fund          17.08%  14.45%  12.46%  14.57%  10/31/84
Capital Appreciation Fund   13.73%  14.04%  14.66%  15.48%   6/30/84
Special Equity Fund         24.75%  17.42%  17.60%  16.47%   6/30/84
International Equity Fund   12.77%  14.02%  10.62%  14.30%  12/31/85
Short Government Fund        3.89%   2.90%      NA   5.21%  10/31/87
Short & Int. Bond Fund       4.15%   5.94%   6.97%   8.56%   6/30/84
Intermediate Mortgage Fund   3.33%   2.27%   6.36%   7.13%   5/31/86
Bond Fund                    4.97%   8.94%   9.36%  11.37%   6/30/84
Global Bond Fund             4.39%      NA      NA   7.48%   3/25/94

 * The performance figures shown are calculated beginning with each Fund's first full month of operation, with the exception of the Global Bond Fund which is shown as of its actual inception dates. Rates of return for the Funds are net of all direct fees and expenses and (except for the Global Bond Fund) have been restated to show the effect that each Fund's present advisory fee expenses would have had on performance.

     The average annual total return ("T") is computed by using the redeemable value of the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula: P(1+T)n=ERV.

     Yield Computations (Income Equity Fund and the Income Funds). As indicated in the Prospectuses, the Equity and the Income Funds may advertise or include in sales literature yield quotations based on a 30-day period. "Yield" refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                 a - b    6
     YIELD = 2[(  c*d  +1) - 1]

For these purposes, a equals dividends and interest earned during the period; b equals expenses accrued for the period (net of reimbursements); c equals the average daily number of shares outstanding during the period that were entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The Funds' yield figures are based on historical earnings and are not intended to indicate future performance. For the 30-day period ended December 31, 1996, the annualized yield of the Income Equity Fund and each of the Income Funds, was as follows:

                                                  30-Day
                                      Annualized Yield
Fund                                     at 12/31/96

Income Equity Fund                            2.67%
Short Government Fund                         5.08%
Short and Intermediate
  Bond Fund                                   5.24%
Intermediate Mortgage Fund                    5.64%
Bond Fund                                     6.39%
Global Bond Fund                              4.66%

Performance Comparisons

     As set forth in the Prospectus, the performance of any of the Funds may be compared to the performance of other mutual funds having similar objectives, expressed as a ranking prepared by independent services or publications that monitor the performance of mutual funds such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc., and IBC Money Fund Report.
In addition, any Fund's performance may be compared to that of various unmanaged indices such as the Standard & Poor's 500 Stock Price Index or the Dow Jones Industrial Average.

     "Lipper-Fixed Income Fund Performance Analysis" is a monthly publication prepared by Lipper, which tracks net assets, total return, principal return and yield on approximately 950 fixed-income mutual funds offered in the United States. Lipper also prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper.

     Morningstar, Inc., a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets.

     From time to time, in reports and sales literature, the Funds may compare their performance, risk quality and liquidity characteristics to money market funds, treasury bills and notes, GIC's and various indices of unmanaged securities. Charts may be shown depicting the relative yield and risk relationships between the Fund and these indices. In general, instruments with shorter maturities or durations tend to be less risky (have lower price volatility) than those with longer maturities or durations. Risk and yield tend to be greater for corporate issues than for government securities or money market funds. Money market funds invest only in high quality instruments that are denominated in U.S. dollars and that have relatively short periods to maturity. Accordingly, money market funds tend to have fairly low risk and price volatility. The indices used, and the basis for these comparisons, may include:

     The IBC Money Market Fund Index, prepared IBC Financial
Data, Inc. in "IBC's Money Market Fund Report," a weekly publication which tracks net assets, yield, maturity and portfolio holdings on approximately 700 money market funds offered in the U.S. Yields quoted on the IBC index are based on a 30-day period.

     Two-year Treasury notes or one-year Treasury bills, as quoted in the Wall Street Journal or by other financial institutions such as T. Rowe Price Associates, Inc. Yields on these indices are generally higher than on money market funds, but carry higher risk due to their longer durations.

     Three Year GIC index, as quoted in the Wall Street Journal and prepared by T. Rowe Price Associates, Inc. In general, GICs will be riskier than comparable maturity government issues or money funds, and will have a higher yield. While GICs do carry "guarantees" as to the repayment of principal, these guarantees are only backed by the company which underwrites the contract, and could possibly default. In addition, GICs can be considered illiquid due to their contractual terms; however their price volatility is relatively stable as a result of this.

     Unmanaged government and corporate indices published by Merrill Lynch, Pierce, Fenner & Smith, Inc. Indices which may be compared to the Short Government Fund include the Merrill Lynch 1-10 Year High Quality Corporate Bond Index and the Corporate
Master Index. These indices are published in the Wall Street Journal as well as in Merrill Lynch's "Taxable Bond Indices", a monthly publication which lists principal, coupon and total return on over 100 different taxable indices tracked by Merrill Lynch.

                    XV. FINANCIAL STATEMENTS

     The audited Financial Statements and the Notes thereto for The Managers Funds, and the auditor's reports of Coopers &
Lybrand L.L.P., independent public accountants, are herein incorporated by reference from The Managers Funds' Annual Reports dated December 31, 1996.

                       THE MANAGERS FUNDS
                        MONEY MARKET FUND
               STATEMENT OF ADDITIONAL INFORMATION
                       Dated April 1, 1997



         40 Richards Avenue, Norwalk, Connecticut 06854
                Investor Services: (800) 835-3879

          This Statement of Additional Information relates to the Managers Money Market Fund (the "Money Market Fund" or the "Fund"), one series of The Managers Funds, a no-load, open-end management investment company organized as a Massachusetts business trust (the "Trust"). Information about the other nine series of the Trust is contained in the prospectuses for the Equity Funds and Income Funds, and in a separate Statement of Additional Information for those Funds, copies of which may be obtained without charge by contacting the Trust at the address or telephone number listed above.

          This Statement of Additional Information is not a prospectus; it should be read in conjunction with the Money Market Fund Prospectus of the Trust, dated April 1, 1997, copies of which may be obtained without charge by contacting the Trust as noted above.

          This Statement of Additional Information is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus for the Money Market Fund.

                        TABLE OF CONTENTS



I.        INVESTMENT OBJECTIVE AND POLICIES                      1

II.       INVESTMENT RESTRICTIONS                                5

III.      TRUSTEES AND OFFICERS                                  7

IV.       MANAGEMENT OF THE FUND AND THE PORTFOLIO               12

V.        CUSTODIAN, TRANSFER AGENT AND
                INDEPENDENT PUBLIC ACCOUNTANTS                   15

VI.       EXPENSES                                               15

VII.      CODE OF ETHICS                                         16

VIII.     NET ASSET VALUE                                        16

IX.       CONTROL PERSONS AND PRINCIPAL HOLDERS OF
                SECURITIES                                       17

X.        PERFORMANCE DATA                                       17

XI.       ORGANIZATION OF THE PORTFOLIO                          18

XII.      PORTFOLIO TRANSACTIONS                                 18

XIII.     TAX INFORMATION                                        19

XIV.      FINANCIAL STATEMENTS                                   20

     This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of the Managers Money Market Fund. The Fund operates through a two-tiered master-feeder investment fund structure. Prior to December 1, 1995, the Fund operated as a free-standing mutual fund and not through the master-feeder structure. Where indicated in this Statement of Additional Information, historical information for the Fund includes information from the period prior to commencement of operations in the master-feeder structure.

INVESTMENT OBJECTIVE AND POLICIES

     The Managers Money Market Fund (the "Money Market Fund" or the "Fund") has an investment objective of maximizing current income and maintaining a high level of liquidity. The Fund attempts to achieve this objective by investing all of its investable assets in The Money Market Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objective as the Money Market Fund. The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

     The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in the Prospectus and this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of 397 calendar days or less. The Portfolio's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

     The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective by the Portfolio as set forth above and in the Prospectus. The investment objective of the Fund and of the Portfolio are identical. Accordingly, references below to the Fund also include the Portfolio, and references to the Portfolio also include the Fund, unless the context requires otherwise.

Money Market Instruments

     As discussed in the Prospectus, the Fund, through the Portfolio, invests in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Portfolio appears below. See "Quality and Diversification Requirements."

     U.S. Treasury Securities. The Portfolio may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     Additional U.S. Government Obligations. The Portfolio may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States.
In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

     Foreign Government Obligations. The Portfolio may also invest in U.S. dollar denominated short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions.

     Bank Obligations. The Portfolio may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     Commercial Paper. The Portfolio may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolio and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts.
Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Portfolio may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. The Portfolio does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

     Repurchase Agreements. The Portfolio may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolio will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolio in the agreement plus accrued interest, and the Portfolio will make payment for such securities only upon the physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Portfolio will be fully collateralized within the meaning of paragraph (a) (4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Portfolio may be delayed or limited.

     The Portfolio may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information.

Additional Investments

     When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments, no interest accrues to the Portfolio until settlement takes place. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of the securities in determining its net asset value, if appliacable, and calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio will maintain with the Custodian a segregated account with liquid assets consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is currently the policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabilities other than the obligations created by when-issued commitments.

     Investment Company Securities. Securities of other investment companies may be acquired by the Fund and the Portfolio to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (e.g., the Portfolio). As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its operations. The Portfolio has applied for exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Portfolio to invest in affiliated investment companies. If the requested relief is granted, the Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio, and, therefore, a form of leverage. The Portfolio will invest the proceeds of the borrowings under reverse repurchase agreements. In addition, the Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Market Fund's ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions."

     Loans of Portfolio Securities. The Portfolio may lend its securities in an amount up to 33 1/3% of the value of its net assets if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee, or other affiliate of the Portfolio, the Advisor or Funds Distributor, Inc. unless otherwise permitted by applicable law.

     Privately Placed and Certain Unregistered Securities.  The
Portfolio may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

     As to illiquid investments, the Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended, (the "1933 Act") before it may be sold, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

     Synthetic Instruments. The Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The certificates are generally sold in private placements in reliance on Rule 144A.

     Foreign Investments. The Portfolio may invest in certain foreign securities. All investments of the Portfolio must, however, be U.S. dollar denominated, and any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

     For a description of the risks associated with investing in foreign securities, see "Foreign Investment Information" in the Prospectus.

Quality and Diversification Requirements

     The Portfolio intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Portfolio are subject to the following fundamental limitations: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or as described below. Investments not subject to the limitations described above could involve an increased risk to the Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     In order to attain the Fund's objective of maintaining a stable net asset value, the Portfolio will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days (subject, however, to the investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix A attached to this Statement of Additional Information. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

     In addition, the Board of Trustees of the Portfolio has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months; and (iii) require the Portfolio, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.



INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. If the Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Trust will hold a meeting of Fund shareholders and cast its votes as instructed by the shareholders.

     The investment restrictions of the Fund and the Portfolio are substantially identical, unless as otherwise specified.
Accordingly, references below to the Fund also include the Portfolio unless the context requires otherwise.

The Fund may not:
     1. Issue senior securities, except as may otherwise be permitted by the following investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder. (This is a non-fundamental policy with respect to the Portfolio);

     2. Enter into reverse repurchase agreements, which together with any other borrowing exceeds in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements;

     3. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes;

     4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

     5. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks;

     6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objective and Policies");

     7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts;

     8. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restrictions shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

     9. Acquire securities of other investment companies, except as permitted by the 1940 Act;

     10.  Act as an underwriter of securities; or

     11. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days if, as a result thereof, more than 10% of the market value of the Fund's net assets would be in investments that are illiquid. (This is a non-fundamental policy with respect to the Fund; in the case of the Portfolio, the percentage limitation is applicable to the Portfolio's total assets).

TRUSTEES AND OFFICERS

     The Trust and the Portfolio are governed by two separate Boards of Trustees. The Trust, which has ten separate investment portfolios, including the Money Market Fund, is governed by the Trustees of the Trust, who provide broad supervision over the affairs of the Trust and the Fund. The Trustees and officers of the Trust are listed below together with their principal occupations during at least the past five years, as well as the Trustees' dates of birth. References to The Managers Funds, L.P., the Fund Administrator, should be read to apply to Evaluation Associates Investment Management Company, the predecessor of The Managers Funds, L.P., for periods prior to August 17, 1990.

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
ROBERT P. WATSON2                 President and Trustee of The
40 Richards Avenue                Managers Funds; Chairman and
Norwalk, CT  06854                Chief Executive Officer,
Chief Executive Officer,          Evaluation Associates Investment
President, Trustee                Management Company (predecessor
                                  of The Managers Funds, L.P.)
Date of birth: 1/21/34            (prior to June 1988 and from
                                  August 1989 to August 1990);
                                  Partner, The Managers Funds, L.P.
                                  (since August 1990); Executive
                                  Vice President, Evaluation
                                  Associates, Inc. (June 1988 to
                                  August 1989).
WILLIAM W. GRAULTY                Practicing Attorney (1977 to
65 LaSalle Road                   present); Executive Vice
West Hartford, CT 06107           President and Head of Trust
Trustee                           Division, The Connecticut Bank
                                  and Trust Company, N.A. (1956 to
Date of birth: 12/30/23           1976); President, American
                                  Bankers Association, Trust
                                  Division (1974 to 1975);
                                  President Connecticut Bankers
                                  Association, Trust Division (1966
                                  to 1968).

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
MADELINE H. McWHINNEY             President, Dale, Elliott &
24 Blossom Cove                   Company (management consultants)
Middletown, NJ  07701             (1977 to present); Assistant Vice
Trustee                           President and Financial
                                  Economist, Federal Reserve Bank
Date of birth:  3/11/22           of New York (1943 to 1973);
                                  Trustee and Treasurer, Institute
                                  of International Education (since
                                  1975); Assistant Director,
                                  Operations, Whitney Museum of
                                  American Art (1983 to 1986);
                                  Member, Advisory Committee on
                                  Professional Ethics, New Jersey
                                  Supreme Court (March 1983 to
                                  present).
STEVEN J. PAGGIOLI                Executive Vice President and
479 West 22nd Street              Director, Wadsworth & Associates,
New York, NY  10011               Inc. (1986 to present); Vice
Trustee                           President, Secretary and
Date of birth: 4/3/50             Director, First Fund
                                  Distributors, Inc. (1991 to
                                  present); Vice President,
                                  Secretary and Director;
                                  Investment Company Administration
                                  Corporation (1990 to present);
                                  President and Director,
                                  Southampton Investment Management
                                  Company, Inc. (1991 to present);
                                  Trustee of Professionally Managed
                                  Portfolios (1991 to present).

THOMAS R. SCHNEEWEIS              Professor of Finance (1985 to
University of Massachusetts       present), Associate Professor of
School of Management              Finance (1980-1985), Ph.D.
Amherst, MA  01003                Director (Acting) (1985 to 1986),
Trustee                           Chairman (Acting) Department of
Date of birth: 5/10/47            General Business and Finance
                                  (1981-1982), and Assistant
                                  Professor of Finance (1977-1980),
                                  University of Massachusetts;
                                  Teaching Assistant, University of
                                  Iowa Principal Occupation (1973-
                                  1977); Financial Consultant,
                                  Ehlers and Associates (1970-
                                  1973).
PETER M. LEBOVITZ                 Director of Marketing, The
40 Richards Avenue                Managers Funds, L.P. (September
Norwalk, CT 06854                 1994 to present); Director of
Vice President                    Marketing, Hyperion Capital
                                  Management, Inc. (June 1993 to
                                  June 1994); Senior Vice President
                                  and Chief Investment Officer,
                                  Greenwich Asset Management, Inc.
                                  (April 1989 to June 1993)

DONALD S. RUMERY                  Director of Operations, The
40 Richards Avenue                Managers Funds, L.P. (December
Norwalk, CT 06854                 1994 to present)
Treasurer (Principal Financial    Vice President, Signature
and Accounting Officer)           Financial Group (March 1990 to
                                  December 1994)
                                  Vice President, The Putnam
                                  Companies (August 1980 to March
                                  1990).

KATHLEEN WOOD                     Vice President (July 1992 to
40 Richards Avenue                present) and Assistant Vice
Norwalk, CT  06854                President (August 1989 to June
Secretary                         1992), The Managers Funds, L.P.;
                                  Analyst, Evaluation Associates,
                                  Inc. (May 1986 to August 1989).

Name, Address and Position with   Principal Occupation During Past
Trust                             5 Years
GIANCARLO (JOHN) E. ROSATI        Vice President (July 1992 to
40 Richards Avenue                Present) and Assistant Vice
Norwalk, CT  06854                President (July 1986 to June
Assistant Treasurer               1992), The Managers Funds, L.P.;
                                  Accountant, Gintel Co. (June 1980
                                  to June 1986).

PETER M. McCABE                   Portfolio Administrator, The
40 Richards Avenue                Managers Funds, L.P. (August 1995
Norwalk, CT  06854                to present); Portfolio
Assistant Treasurer               Administrator, Oppenheimer
                                  Capital, L.P. (July 1994 to
                                  August 1995); College Student
                                  (September 1990 to June 1994).

     The Trust's Disinterested Trustees receive an annual retainer of $10,000, and meeting fees of $750 for each in-person meeting attended and $200 for participating in each telephonic meeting. There are no pension or retirement benefits provided by the Trust or any affiliate of the Trust to the Trustees. The Trust does not pay compensation to its officers. The following chart sets forth the aggregate compensation paid to each Disinterested Trustee for the year ended December 31, 1996:

                               Aggregate     Total Compensation
from
                              Compensation       Registrant and
Fund
     Name of Trustee          from Fund       Complex Paid to
Trustees
     William W. Graulty        $520            $12,250
     Madeline H. McWhinney      550             13,000
     Steven J. Paggioli         550             13,000
     Thomas R. Schneeweis       550             13,000

     As indicated above, certain of the Trust's officers also hold positions with The Managers Funds, L.P., the Fund
Administrator. All Trustees and officers as a group owned less than 1% of the shares of the Fund outstanding as of the date of this Statement of Additional Information.

     The Trustees of the Portfolio, their business addresses, their principal occupations during the past five years and dates of birth are set forth below.

     Frederick S. Addy - Trustee; Retired; Executive Vice
President and Chief Financial Officer since prior to April 1994,
Amoco Corporation.  His address is 5300 Arbutus Cove, Austin, TX
78746.  Birthdate January 1, 1932.

     William G. Burns - Trustee; Retired; Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua
Drive, Longwood, FL  32779.  Birthdate November 2, 1932.

     Arthur C. Eschenlauer - Trustee; Retired: Former Senior Vice
President, Morgan Guaranty Trust Company of New York. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540.
Birthdate May 23, 1934.

     Matthew Healey (1) - Trustee, Chairman and Chief Executive
Officer; Chairman, Pierpont Group, Inc., since prior to 1992.
His address is Pine Tree Club Estates, 10286 Saint Andrews Road,
Boynton Beach, FL  33436.  Birthdate August 23, 1937.

     Michael P. Mallardi - Trustee; Retired; Senior Vice
President, Capital Cities/ABC, Inc., and President, Broadcast
Group, since prior to April 1996.  His address is 10 Charnwood
Drive, Suffern, NY  10910.  Birthdate March 17, 1934.

(1) Mr. Healey is an "interested person" of the Portfolio as that term is defined in the 1940 Act.

     Each Trustee of the Portfolio is currently paid an annual fee of $65,000 for serving as Trustee of the Portfolio as well as 17 other investment companies which are affiliated with the Advisor and is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these funds. Trustee compensation expenses accrued by the Portfolio for the calendar year ended December 31, 1996 are set forth below.

                                 Aggregate                  Total
Trustee
                                    Trustee
Compensation Accrued by
                              Compensation                    the
Master Portfolios*, The
                             Accrued by the             JPM
Pierpont Funds and JPM
Name of Trustee          Portfolio during 1996    Institutional
Funds during 1996***
Frederick S. Addy, Trustee$11,349            $65,000
William G. Burns, Trustee 11,349              65,000
Arthur C. Eschenlauer, Trustee11,349          65,000
Matthew Healey, Trustee,  11,349              65,000
     Chairman and Chief Executive
     Officer**
Michael P. Mallardi, Trustee11,349            65,000

*Includes the Portfolio and 21 other portfolios (collectively, the "Master Portfolios") for which Morgan acts as investment advisor.
**During 1996, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $140,000, contributed $21,000 to a defined contribution plan on his behalf and paid $21,500 in insurance premiums for his benefit.
***No investment company within the Portfolio's fund complex has a pension or retirement plan. Currently, there are 18 investment companies (15 investment companies comprising the Master Portfolios, The JPM Pierpont Funds, The JPM Institutional Funds and JPM Series Trust) in the Portfolio's fund complex.

     The Trustees of the Portfolio, in addition to reviewing actions of the Portfolio's various service providers, decide upon matters of general policy. The Portfolio has entered into a Portfolio Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolio. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees of the Portfolio are the equal and sole shareholders of Pierpont Group, Inc. The Portfolio has agreed to pay Pierpont Group, Inc. a fee in an amount approximating its reasonable costs in performing these services to the Portfolio and certain other registered investment companies subject to similar agreements with Pierpont Group, Inc. These costs are periodically reviewed by the Trustees.

     The aggregate fees paid to Pierpont Group, Inc. by the Portfolio during the fiscal year ended November 30, 1994, November 30, 1995 and November 30, 1996 were $246,089, $261,045 and $157,428, respectively.

     The Portfolio's executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly-owned indirect subsidiary of Boston Institutional Group, Inc. The Portfolio's officers conduct and supervise the business operations of the Portfolio. The Portfolio has no employees.


Officers of the Portfolio

     The officers of the Portfolio, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont
Group, since prior to 1992.  His address is Pine Tree Club
Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

     MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President, Chief Executive Officer and Director of FDI and Premier Mutual Fund Services, Inc., an affiliate of FDI ("Premier Mutual") and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus") or its affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Supervisor of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus or its affiliates. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company, Inc. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer. Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address:
P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is March 24, 1942.

     RICHARD W. INGRAM; President and Treasurer. Senior Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc. (together "RCM"), Waterhouse Investors Cash Management Fund, Inc. ("Waterhouse") and certain investment companies advised or administered by Dreyfus or Harris Trust and Savings Bank ("Harris") or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a senior paralegal at The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is December 29, 1966.

     ELIZABETH A. KEELEY; Vice President and Assistant Secretary. Vice President and Senior Counsel of FDI and Premier Mutual and an officer of RCM, Waterhouse and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. Prior to August 1996, Ms. Keeley was Assistant Vice President and Counsel of FDI and Premier Mutual. Prior to September 1995, Ms. Keeley was enrolled at Fordham University School of Law and received her JD in May 1995. Prior to September 1992, Ms. Keeley was an assistant at the National Association for Public Interest Law. Address: FDI, 200 Park Avenue, New York, New York 10166. Her date of birth is September 14, 1969.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI and Premier Mutual and an officer of Waterhouse and certain investment companies advised or administered by Harris or its affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. Prior to September 1992, Mr. Kelley was enrolled at Boston College Law School and received his JD in May 1992. His date of birth is December 24, 1964.

     LENORE J. MCCABE; Assistant Secretary and Assistant Treasurer. Assistant Vice President, State Street Bank and Trust Company since November 1994. Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is May 31, 1961.

     MARY A. NELSON; Vice President and Assistant Treasurer.
Vice President and Manager of Treasury Services and Administration of FDI, an officer of RCM, Waterhouse and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From 1989 to 1994, Ms. Nelson was an Assistant Vice President and client manager for The Boston Company, Inc. Her date of birth is April 22, 1964.

     JOHN E. PELLETIER; Vice President and Secretary. Senior Vice President and General Counsel of FDI and Premier Mutual and an officer of RCM, Waterhouse and certain investment companies advised or administered by Dreyfus or Harris or their respective affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel for TBCA. From August 1990 to February 1992, Mr. Pelletier was employed as an Associate at Ropes & Gray. His date of birth is June 24, 1964.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Senior Vice President, Treasurer and Chief Financial Officer of FDI and Premier Mutual and an officer of Waterhouse and certain investment companies advised or administered by Dreyfus or its affiliates. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc. His date of birth is June 13, 1962.



MANAGEMENT OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISOR AND ADMINISTRATIVE SERVICES AGENT

     The investment advisor to the Portfolio is Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

     The investment advisory services the Advisor provides to the Portfolio are not exclusive under the terms of the Advisory Agreement. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of certain of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolio. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolio. See "Portfolio Transactions."

     J. P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of $208 billion.

     J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

     The basis of the Advisor's investment process is fundamental investment research, as the firm believes that fundamentals should determine an asset's value over the long term. Morgan currently employs 104 full-time research analysts devoted to equity, fixed income, capital market, credit and economic research in investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover countries, industries and companies on site. Morgan's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

     Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Portfolio in which the Fund invests is currently IBC Financial Data, Inc.'s Tier-One Money Fund Average.

     J. P. Morgan Investment Management Inc., also a wholly-owned subsidiary of J. P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. J. P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolio is managed by officers of the Advisor who, in acting for their customers, including the Portfolio, do not discuss their investment decisions with any personnel of J. P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J. P. Morgan Investment Management Inc.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreement, the Portfolio has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rate of 0.20% of the Portfolio's average daily net assets up to $1 billion and 0.10% of net assets in excess of $1 billion.

     The advisory fees paid by the Portfolio to the Advisor are as follows: For the fiscal year ended November 30, 1994:
$3,423,576.  For the fiscal year ended November 30, 1995:
$3,913,479.  For the fiscal year ended November 30, 1996:
$4,503,793.

     The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Investment Information and Risk Factors."

     Prior to December 1, 1995, the Money Market Fund invested directly in portfolio securities and paid advisory fees to its own investment adviser. For the eleven months ended November 30, 1995 and for the fiscal years ended December 31, 1994 and 1993, fees paid to such adviser were $42,050, $15,126 and $6,297, respectively.

     The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolio contemplated by the Advisory Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolio.

     If the Advisor were prohibited from acting as investment advisor to the Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Morgan also provides other services to the Portfolio outside the scope of the Advisory Agreement. The Portfolio has entered into an Administrative Services Agreement (the "Services Agreement") with Morgan effective December 29, 1995, as amended effective August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to the Portfolio. The Services Agreement may be terminated at any time, without penalty, by the Portfolio's Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

     Under the amended Services Agreement, the Portfolio has agreed to pay Morgan fees equal to the Portfolio's allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios and JPM Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable the Portfolio is determined by the proportionate share that its net assets bear to the total net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust.

     Under Administrative Services Agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, the Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Master Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' average daily net assets in excess of $7 billion.

     Prior to December 29, 1995, the Portfolio had entered into a Financial and Fund Accounting Services Agreement with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of the Portfolio's usual and customary expenses. The services fees paid by the Portfolio to Morgan are as follows:
For the fiscal year ended November 30, 1994: $385,012. For the fiscal year ended November 30, 1995: $373,077. For the fiscal year ended November 30, 1996: $891,730.

PORTFOLIO CO-ADMINISTRATOR AND EXCLUSIVE PLACEMENT AGENT

     FDI serves as the Portfolio's exclusive placement agent. Under a Co-Administration Agreement dated August 1, 1996, FDI also serves as the Portfolio's Co-Administrator. The Co-Administration Agreement may be renewed or amended by the Portfolio's Trustees without a shareholder vote. The Co-Administration Agreement is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Portfolio expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Investment Advisor and Administrative Services Agent" above.

     For its services under the Co-Administration Agreement, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of its net assets to the aggregate net assets of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios, JPM Series Trust and JPM Series Trust II.

     The administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided placement agent and administrative services to the Portfolio prior to August 1, 1996) since the Portfolio's commencement of operations are as follows: For the period July 12, 1993 (commencement of operations) through November 30, 1993: $32,869. For the fiscal year ended November 30, 1994: $165,519. For the fiscal year ended November 30, 1995: $176,717. For the Period December 1, 1995 through July 31, 1996: $272,989. The fees paid to FDI for the period August 1, 1996 through November 30, 1996 were $32,012.


FUND ADMINISTRATOR

     The Trust has separately retained the services of The Managers Funds, L.P. as administrator (the "Fund Administrator"). The Fund has agreed to pay the Fund Administrator and shareholder servicing agent for the Fund a fee of 0.25% of the Fund's average daily net assets for these services. The Fund Administrator is currently waiving all of this fee through at least May 31, 1996. See "Management of the Fund and the Portfolio-Fund Administrator" in the Prospectus and "Expenses" below.

DISTRIBUTOR

     The Managers Funds, L.P. also serves as distributor (the "Distributor") in connection with the offering of the Money Market Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of shares.

     The Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment. The Distribution Agreement may be continued annually if specifically approved by the Trust's Trustees or by a vote of the Fund's outstanding shares, including a majority of the Trustees who are not "interested persons" of the Trust or the Distributor, as such term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting such approval.


CUSTODIAN, TRANSFER AGENT AND INDEPENDENT PUBLIC ACCOUNTANTS

     State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, Quincy, Massachusetts 02171, serves as the Trust's and the Portfolio's custodian and fund accounting agent and the Trust's dividend disbursing agent. Pursuant to the Custodian Contract with the Portfolio, the Custodian is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash.

     Boston Financial Data Services, Inc. serves as the Transfer
Agent for the Fund. The independent accountants of the Fund are Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109.

     The independent accountants of the Portfolio are Price
Waterhouse LLP, 1177 Avenue of the Americas, New York, New York
10036.

EXPENSES

     From time to time, the Fund Administrator may agree voluntarily to waive all or a portion of the fee it would otherwise be entitled to receive from the Fund. The Fund Administrator may decide to waive all or a portion of its fees from the Fund for such reasons as attempting to make the Fund's performance more competitive as compared to similar funds. The effect of the fee waivers in effect at the date of this Statement of Additional Information on the fees payable by the Fund is reflected in the Illustrative Expense Information located in the front of the Fund's Prospectus. Existing voluntary fee waivers by the Fund Administrator may be terminated or reduced in amount at any time, and solely at the discretion of the Fund Administrator. Shareholders will be notified of any change at the time that it becomes effective.

     In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under the various agreements discussed above, the Portfolio is responsible for usual and customary expenses associated with its operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Portfolio's Trustees, registration fees under federal and foreign securities laws, extraordinary expenses, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan was responsible for reimbursements to the Portfolio for the fee of the Portfolio's Administrator and the Portfolio's usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

CODE OF ETHICS

     The Board of Trustees and the Fund Administrator have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics requires generally that all employees of the Fund Administrator preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Fund Administrator include a ban on trading securities based on information about the Fund's trading. Morgan's personal trading rules require its employees to pre-clear all securities trades (with limited exceptions) for the account of the employee and certain persons associated with the employee and to arrange for duplicate confirmations and statements to be sent to Morgan.

NET ASSET VALUE

     It is anticipated that the net asset value of each share of the Money Market Fund will remain constant at $1.00. Although no assurance can be given that it will be able to maintain such value on a continuing basis, the Portfolio will, as described below, employ specific investment policies and procedures to accomplish this result.

     The Portfolio relies on Rule 2a-7 under the 1940 Act to use the amortized cost valuation method to value its securities, which the Trustees of the Portfolio have determined constitutes fair value for purposes of complying with the 1940 Act. The amortized cost method of valuation involves valuing portfolio securities at their cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of interest rate fluctuations on the market value of the securities. If fluctuating interest rates cause the market value of the securities held by the Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to the Fund's shareholders. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Portfolio would receive if the instrument were sold.

     The Fund computes its net asset value once daily on Monday through Friday. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that trading in the money markets is scheduled to end earlier than the close of the New York Stock Exchange in observance of these holidays, the Fund and the Portfolio would expect to close for purchases and redemptions an hour in advance of the end of trading in the money markets. The Fund and the Portfolio may also close for purchases and redemptions at such other times as may be determined by the respective Boards of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

     The net asset value of the Fund is equal to the value of the Fund's investment in the Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of  March 10, 1997, two shareholders, Resource Bank and
Trust Company, Minneapolis, Minnesota, and B. Wright and J.
Danmaeyer, Addison, Illinois, held 19% and 5%, respectively, of the outstanding shares of the Fund.

PERFORMANCE DATA

     From time to time, the Fund may quote performance in terms of yield, actual distributions, total return, or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Performance Information" in the Prospectus.

     YIELD QUOTATIONS. As required by regulation of the SEC, current yield for the Money Market Fund is computed by determining the net change exclusion of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Money Market Fund is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

     For the seven calendar days ended November 30, 1996, the current yield and effective yield of the Money Market Fund were 5.24% and 5.38%, respectively. These figures reflect expense reimbursements in effect during the relevant time period. In the absence of such reimbursement, these figures would have been 5.03% and 5.16%, respectively.

     TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000.
It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. As of November 30, 1996, the Money Market Fund's annualized one-, five- and ten-year total returns were 5.47%, 3.93% and 5.48%, respectively.

     Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

     GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the Portfolio, and its total operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper
Analytical Services, Inc., Micropal, Inc., Ibbotson Associates,
IBC Financial Data, Inc. and Morningstar Inc.

ORGANIZATION OF THE PORTFOLIO

     The Portfolio, in which all of the assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.

PORTFOLIO TRANSACTIONS

     Morgan places orders for the Portfolio for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Portfolio. See "Investment Objective and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission.
The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Portfolio may engage in short-term trading consistent with its objective.

     In connection with portfolio transactions for the Portfolio, Morgan intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

     The Portfolio has a policy of investing only in securities with maturities of less than thirteen months, which policy will result in high portfolio turnovers. Since brokerage commissions are not normally paid on investments which the Portfolio makes, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolio.

     Portfolio securities will not be purchased from or through or sold to or through the Portfolio's Co-Administrator or Advisor or the Fund's Administrator or Distributor or any other "affiliated person" as defined in the 1940 Act, of the Administrators, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolio will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

     On those occasions when Morgan deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers including other investment companies managed by Morgan or its affiliate, Morgan, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold, as well as any expense incurred in the transaction, will be made by Morgan in the manner it considers to be most equitable and consistent with Morgan's fiduciary obligations to the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

TAX INFORMATION

     The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, a RIC must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities, certain gains from foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities, options, futures, forward contracts and certain investments in foreign currencies held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income ("Investment Company Taxable Income") each year, (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the RIC's total assets and 10% of the outstanding voting securities of such issuer; and (v) at the end of each fiscal quarter have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other
RICs) of any one issuer or of two or more issuers which the RIC controls and which are engaged in the same, similar or related trades and businesses. In any year in which a RIC distributes 90% of its Investment Company Taxable Income, it will not be subject to corporate income tax on amounts distributed to its shareholders.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to taxation at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

     Ordinary income distributions and distributions of net realized short-term capital gains to shareholders who are liable for federal income taxes will be taxed as ordinary dividend income to such shareholders. Distributions of net long-term capital gains to such shareholders are taxable as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or accepted in shares.
Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. A loss may be disallowed on the sale of shares of the Fund to the extent the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

     Dividends and other distributions by the Fund may also be subject to state and/or local taxes. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund. Additionally, shareholders who are foreign persons should consult with their own tax advisers concerning the foreign tax consequences of investing in the Fund.

     Under the federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from all redemptions of the shares except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, such distributions and redemption proceeds may be subject to the withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or with respect to those shareholders whom the Internal Revenue Service notifies the Fund of certain of the non-compliance. If these withholding provisions are applicable, any distributions to, and proceeds received by, shareholders, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.

     The Code imposes a four percent nondeductible excise tax on each RIC with respect to the amount, if any, by which it does not meet distribution requirements specified under such tax law. The Fund intends to comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax although it may not be possible for the Fund to avoid this tax in all instances.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference would be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The above discussion covers only federal income tax considerations with respect to the Fund and its shareholders. Foreign, state and local tax laws vary greatly. Shareholders should consult their own tax advisers for more information regarding the federal, foreign, state, and local tax treatment of the Fund's distributions to shareholders and with respect to their own tax situation.


FINANCIAL STATEMENTS

     The audited Financial Statements and the Notes thereto for the Fund, and the auditor's report of Coopers & Lybrand L.L.P., independent public accountants, are herein incorporated by reference from the Managers Money Market Fund Annual Report dated
November 30, 1996.

     The Portfolio's audited Financial Statements and the Notes thereto at November 30, 1996, and the report of Price Waterhouse
LLP, independent accountants, are herein incorporated by reference from the Portfolio's filing with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                           APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S:

CORPORATE AND MUNICIPAL BONDS

AAA -     Debt rated AAA has the highest ratings assigned by
     Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -     Debt rated BBB is regarded as having an adequate
     capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 -     This designation indicates that the degree of safety
     regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S:

CORPORATE AND MUNICIPAL BONDS

Aaa -     Bonds which are rated Aaa are judged to be of the best
     quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -     Bonds which are rated Baa are considered as medium
     grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          --   Leading market positions in well established
               industries.
          --   High rates of return on funds employed.
          --   Conservative capitalization structures with
               moderate reliance on debt and ample asset protection.
          --   Broad margins in earnings coverage of fixed
               financial charges and high internal cash generation.
          --   Well established access to a range of financial
               markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                THE MANAGERS FUNDS POST-EFFECTIVE
           AMENDMENT NO. 39 TO REGISTRATION STATEMENT


                             PART C

                        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

          Part A:

          With reference to each of The Managers:

               Income Equity Fund
               Capital Appreciation Fund
               Special Equity Fund
               International Equity Fund
               Short Government Fund
               Short and Intermediate Bond Fund
               Intermediate Mortgage Fund
               Bond Fund
               Global Bond Fund
               Money Market Fund

          Financial Highlights

               For the fiscal years (or portions thereof)
               (audited) from commencement of operations to December 31, 1996 (November 30, 1996, with respect to Managers Money Market Fund).


          Part B:

          With reference to each of The Managers:

               Income Equity Fund
               Capital Appreciation Fund
               Special Equity Fund
               International Equity Fund
               Short Government Fund
               Short and Intermediate Bond Fund
               Intermediate Mortgage Fund
               Bond Fund
               Global Bond Fund
               Money Market Fund

              At December 31, 1996 (audited) and with respect to
              Managers Money Market Fund, at November 30, 1996
              (audited):

                   Schedule of Investments

                   Statement of Assets and Liabilities

              For the fiscal year ended December 31, 1996
              (audited) and with respect to Managers Money Market
              Fund, at November 30, 1996 (audited):

                   Statement of Changes in Net Assets

              For the fiscal years ended December 31, 1996
              (audited) and December 31, 1995 (audited), and with respect to Managers Money Market Fund, for the fiscal year ended November 30, 1996 and for the eleven months ended November 30, 1995 (audited):

                   Statement of Operations

                   Notes to Financial Statements

              For the fiscal years (or portions thereof) from commencement of operations to December 31, 1996 (audited) and with respect to Managers Money Market Fund, for the fiscal year ended November 30, 1996 (audited):

                   Financial Highlights

          With respect to The Money Market Portfolio:

               At November 30, 1996 (audited):

                    Schedule of Investments
                    Statement of Assets and Liabilities
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Supplementary Data
                    Notes to Financial Statements

    (b)  Exhibits

                         1. (A)   Declaration of Trust dated
                   November 23, 1987.
                                  Incorporated by reference to
                   PEA 20.

                         1. (B)   Amendment to Declaration of
                   Trust dated May 12, 1993.

                                  Incorporated by reference to
                   PEA 32.

 1. (C)            Amendment to Declaration of Trust dated June
                   30, 1993.

                                  Incorporated by reference to
                   PEA 32.

                         2.       By-Laws of the Trust.
                                  Incorporated by reference to
                   PEA 20.

                         3.       Not Applicable.

                         4.       Instruments Defining Rights of
                   Shareholders
                                  Incorporated by reference to
                   PEA 34.

                   5.(A)    Fund Management Agreement dated
                  August 17, 1990 between EAIMC Partners, L.P.
                  (now "The Managers Funds, L.P.") and the
                  Trust.

                   Incorporated by reference to PEA 32.

                           (B)    Asset Management Agreements
                   between The Managers Funds, L.P. and each of the Asset Managers identified in the Registration Statement. Incorporated by reference to PEA 32.

                         6.       Form of Distribution Agreement
                   between The Managers Funds and The Managers
                   Funds, L.P. Incorporated by reference to PEA
                   28.

                         7.       Not Applicable.

                         8.       Form of Custodian Agreement
                   with State Street Bank and Trust.
                   Incorporated by reference to PEA 28.

                         9.(A)    Transfer Agency Agreement
                   between The Managers Funds and State Street
                   Bank and Trust Company. Incorporated by reference to PEA 33.

                           (B)    Form of Administration and
                   Shareholder Servicing Agreement between the
                   Trust and The Managers Funds, L.P.
                   Incorporated by reference to PEA 28.

                           (C)    Form of License Agreement
                   Relating to Use of Name between The Managers
                   Funds and The Managers Funds, L.P.
                   Incorporated by reference to PEA 28.

                        10.       Opinion and Consent of Shereff,
                   Friedman, Hoffman & Goodman, L.L.P. Not
                   Applicable

        11.*      Consents of Independent Accountants.

                           (A)    Consent of Coopers & Lybrand
                   L.L.P.
                           (B)    Consent of Price Waterhouse LLP

                   12.       Not Applicable.

                        13.       Not Applicable.

                        14.       Not Applicable.

                        15.       Not Applicable.

                        16.       Computation of Performance
                   Quotations.
                                  Incorporated by reference to
                   PEA 19.

                        17.*      Financial Data Schedules

                        18.   (1) Powers of Attorney for:
                        William W. Graulty
                        Madeline H. McWhinney
                        Steven J. Paggioli
                        Thomas R. Schneeweis
                        Robert P. Watson
                        Donald S. Rumery
                        Kathleen Wood
                   Incorporated by reference to PEA 31.

               (2)* Powers of Attorney for the Trustees of The Money Market Portfolio:
                        Michael P. Mallardi
                        Frederick S. Addy
                        William G. Burns
                        Matthew Healey
                        Arthur C. Eschenlauer
                        Richard W. Ingram

-------------

* Included as an exhibit to this filing.

Item 25.  Persons Controlled by or under Common Control with
Registrant

         None.


Item 26.  Number of Holders of Securities

    As of March 18, 1997, the shares of beneficial interest of each Fund were held of record by the number of holders indicated below:

                                               Number of
Fund Name                                    Record Holders

Income Equity Fund........................      2,037
Capital Appreciation Fund.................      2,482
Special Equity Fund.......................      7,355
International Equity Fund.................      5,586
Short Government Fund.....................        797
Short and Intermediate Bond Fund..........     1,452
Intermediate Mortgage Fund................       1,410
Bond Fund.................................      1,635
Global Bond Fund..........................      1,548
Money Market Fund.........................      1,437

Item 27.  Indemnification

    The following sections of the Registrant's Declaration of Trust, dated November 23, 1987, which relate to indemnification of Trustees, officers and others by the Trust and to exemption from personal liability of Trustees, officers and others, also relate to indemnification:

    Sections 2.9(d),(f)
    Sections 4.1 - 4.3
    Section  8.3(b)

    These Sections are reproduced below.

    Section 2.9. Miscellaneous Powers. The Trustee shall have the power to: (d) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Investment Advisers, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; . . . (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including the Investment Adviser, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;


                           ARTICLE IV

            LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                       TRUSTEES AND OTHERS

    Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

    Section 4.2. Non-liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee's duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

    Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

              (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words "claim," "action," "suit," or
         "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

              (b) No indemnification shall be provided hereunder to a Trustee or officer:

              (i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

              (iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

              (A) by the court or other body approving the settlement or other disposition; or

                        (B)  based upon a review of readily
              available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

              (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

              (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

    As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

    Section 8.3. Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Item 28.  Business and Other Connections of Investment Advisers

          The business and other connections of the officers and directors of The Managers Funds, L.P. (the Registrant's Manager), and the asset managers of the Registrant are listed in schedules A and D of their respective ADV Forms as currently on file with the Commission, the texts of which Schedules are hereby incorporated herein by reference. The file numbers of said ADV Forms are as follows:

    The Managers Funds, L.P. -- 801-19215
    Husic Capital Management -- 801-27298
    Essex Investment Management Company - 801-12548
    Jennison Associates Capital Corp. -- 801-5608
    Lazard Fr?res Asset Management -- 801-6568
    Liberty Investment Management -- 801-21343
    Loomis, Sayles & Company, Inc. -- 801-17000
    Pilgrim Baxter Associates -- 801-19165RC
    Rogge Global Partners, Inc. -- 801-25482
    Scudder, Stevens & Clark, Inc. -- 801-252
    Spare, Kaplan, Bischel & Associates -- 801-35258
    Standish, Ayer & Wood Inc. -- 801-584
    Westport Asset Management, Inc. -- 801-21845


Item 29.  Principal Underwriter

              (a) The Managers Funds, L.P. ("TMF") acts as principal underwriter for the Registrant. TMF does not currently act as principal underwriter for any other investment company. TMF's address is 40 Richards Avenue, Norwalk, Connecticut 06854.

         (b) The business and other connections of the officers and directors of The Managers Funds, L.P. (formerly EAIMC Partners, L.P.) (the Registrant's Manager), are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-19215.

              (c)  Not Applicable.

Item 30.  Location of Accounts and Records

    All accounts and records required to be maintained by Section
31(a) of the Investment Company Act of 1940 and Rules 31a-1 to
31a-3 promulgated thereunder are maintained in the following locations:

    Rule 31a-1

    (a) Records forming the basis for financial statements of Registrant are kept at the principal offices of SSB, Managers, Adviser & AM (see legend below).

Legend:                                    Managers --     The
                                       Managers Funds
                                                      40 Richards
                                       Avenue
                                                      Norwalk,
                                       Connecticut 06854

                                           SSB --     State
                                       Street Bank and Trust
                                       Company
                                                      225
                                       Franklin Street
                                                      Boston,
                                       Massachusetts 02110

                                           Adviser -- The
                                       Managers Funds, L.P.
                                                      40 Richards
                                       Avenue

                                                 Norwalk,
                                       Connecticut 06854

                                           AM -- Asset Managers
                                       (see Statement of
                                       Additional Information
                                       section entitled "Asset
                                       Manager Profiles" for the
                                       name, address and a
                                       description of the asset
                                       managers of each Fund)

             (b)        Managers Records:


                (1)       SSB -- Journals containing daily record
                of securities transactions, receipts and deliveries of securities and receipts and disbursements of cash.

                (2)       SSB -- General and auxiliary ledgers

                (3)       Not Applicable

                (4)       Managers -- Corporate Documents

                (5)       AM -- Brokerage orders

                (6)       AM -- Other portfolio purchase orders

                (7)       SSB -- Contractual commitments

                (8)       SSB and Managers -- Trial balances

                (9)       AM -- Reasons for brokerage allocations

                (10)      AM -- Persons authorizing purchases and
                sales

                (11)      Managers and AM -- Files of advisory
                material

         (c)    Not applicable

         (d) Adviser -- Broker/dealer records, to the extent applicable

         (e)    Not applicable

         (f)    Adviser and AM -- Investment adviser records


Item 31.  Management Services

 Not Applicable.

Item 32.  Undertakings

 (a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 (b) The Registrant shall furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

 (c) If requested to do so by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will call a meeting of shareholders for the purpose of voting upon the removal of a trustee or trustees and the Registrant will assist communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk, and the State of Connecticut on this 27th day of March, 1997.

                        THE MANAGERS FUNDS

                        By:/s/Robert P. Watson
                           Robert P. Watson
                           President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert P. Watson  Trustee and           March 27,
Robert P. Watson      President (Principal  1997
                      Executive Officer)



/s/ Donald S. Rumery  Principal             March 27, 1997
Donald S. Rumery      Financial and
                      Accounting Officer
/s/ William W.        Trustee               March
Graulty                                     27, 1997
William W. Graulty

/s/ Madeline H.       Trustee               Marc
McWhinney                                   h 27, 1997
Madeline H.
McWhinney

/s/ Steven J.         Trustee               March
Paggioli                                    27, 1997
Steven J. Paggioli

/s/ Thomas R.         Trustee               Mar
Schneeweis                                  ch 27, 1997
Thomas R. Schneeweis

                           SIGNATURES

       The Money Market Portfolio (the "Portfolio") has duly caused this registration statement on Form N-1A ("Registration Statement") of The Managers Funds (the "Trust") (File No. 2-84012) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of George Town, Grand Cayman, on the 27th day of March, 1997.


THE MONEY MARKET PORTFOLIO

By:
/s/ Lenore J. McCabe
Lenore J. McCabe
Assistant Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on March 27, 1997.

Richard W. Ingram*
-------------------------
Richard W. Ingram
President and Treasurer (Principal Financial and Accounting
Officer) of the Portfolio

Matthew Healey*
-------------------------
Matthew Healey
Trustee, Chairman and Chief Executive Officer (Principal
Executive Officer) of the Portfolio

Frederick S. Addy*
-------------------------
Frederick S. Addy
Trustee of the Portfolio

William G. Burns*
-------------------------
William G. Burns
Trustee of the Portfolio

Arthur C. Eschenlauer*
------------------------
Arthur C. Eschenlauer
Trustee of the Portfolio

Michael P. Mallardi*
------------------------
Michael P. Mallardi
Trustee of the Portfolio
____________________________________
*By /s/ Lenore J. McCabe
    Lenore J. McCabe, as attorney-in-fact pursuant to a power of attorney filed herewith.

                                                    EXHIBIT 11(A)

               CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
  The Managers Funds:

We consent to the inclusion in Post-Effective Amendment No. 39 to the Registration Statement of The Managers Funds on Form N-1A (Securities Act of 1933 File No. 2-84012) of our reports dated February 14, 1997 (except for Managers Money Market Fund which report is dated January 16, 1997) on our audits of the financial statements and the financial highlights of: Managers Income Equity Fund, Managers Capital Appreciation Fund, Managers Special Equity Fund, Managers International Equity Fund, Managers Short Government Fund, Managers Short and Intermediate Bond Fund, Managers Intermediate Mortgage Fund, Managers Bond Fund, Managers Global Bond Fund and Managers Money Market Fund, which reports are included in the Annual Reports to shareholders for the year ended December 31, 1996, (except for Managers Money Market Fund which is for the year ended November 30, 1996) and which reports are also incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights," "Custodian, Transfer Agent and Independent Public Accountant," and "Financial Statements" in the Registration Statement.


                             /s/ Coopers + Lybrand L.L.P.
                             Coopers & Lybrand L.L.P.

Boston, Massachusetts
March 27, 1997

EXHIBIT 11(B)

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post Effective Amendment No. 39 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 16, 1997, relating to the financial statements and supplementary data of The Money Market Portfolio at November 30, 1996, which are also incorporated by reference onto this Registration Statement. We also consent to the references to us under the headings "Custodian, Transfer Agent and Independent Public Accountant" and "Financial Statements" in the Statement of Additional Information.


/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
March 25, 1997

[ARTICLE] 6
[SERIES]
   [NUMBER] 2
   [NAME] MANAGERS CAPITAL APPRECIATION FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                            91493
[INVESTMENTS-AT-VALUE]                          103011
[RECEIVABLES]                                     1739
[ASSETS-OTHER]                                    2626
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  107376
[PAYABLE-FOR-SECURITIES]                          3297
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                         2797
[TOTAL-LIABILITIES]                               6094
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                         89154
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            610
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         11518
[NET-ASSETS]                                    101282
[DIVIDEND-INCOME]                                 1017
[INTEREST-INCOME]                                  575
[OTHER-INCOME]                                       1
[EXPENSES-NET]                                    1269
[NET-INVESTMENT-INCOME]                            324
[REALIZED-GAINS-CURRENT]                         12474
[APPREC-INCREASE-CURRENT]                        (240)
[NET-CHANGE-FROM-OPS]                            12558
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          330
[DISTRIBUTIONS-OF-GAINS]                         14706
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          47105
[NUMBER-OF-SHARES-REDEEMED]                      40612
[SHARES-REINVESTED]                              13915
[NET-CHANGE-IN-ASSETS]                           17930
[ACCUMULATED-NII-PRIOR]                             43
[ACCUMULATED-GAINS-PRIOR]                         2827
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              762
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                   1318
[AVERAGE-NET-ASSETS]                             95239
[PER-SHARE-NAV-BEGIN]                            27.14
[PER-SHARE-NII]                                    .09
[PER-SHARE-GAIN-APPREC]                           3.66
[PER-SHARE-DIVIDEND]                               .10
[PER-SHARE-DISTRIBUTIONS]                         4.45
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              26.34
[EXPENSE-RATIO]                                   1.33
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 3
   [NAME] MANAGERS SPECIAL EQUITY FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                           223330
[INVESTMENTS-AT-VALUE]                          269564
[RECEIVABLES]                                     3588
[ASSETS-OTHER]                                    9291
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  282443
[PAYABLE-FOR-SECURITIES]                           934
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                        10076
[TOTAL-LIABILITIES]                              11010
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        220575
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                           4623
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         46235
[NET-ASSETS]                                    271433
[DIVIDEND-INCOME]                                 1357
[INTEREST-INCOME]                                  927
[OTHER-INCOME]                                      37
[EXPENSES-NET]                                    2494
[NET-INVESTMENT-INCOME]                          (173)
[REALIZED-GAINS-CURRENT]                         16534
[APPREC-INCREASE-CURRENT]                        21777
[NET-CHANGE-FROM-OPS]                            38138
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                            0
[DISTRIBUTIONS-OF-GAINS]                         15418
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         200248
[NUMBER-OF-SHARES-REDEEMED]                      81942
[SHARES-REINVESTED]                              12046
[NET-CHANGE-IN-ASSETS]                          153072
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                         3681
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                             1572
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                   2494
[AVERAGE-NET-ASSETS]                            174681
[PER-SHARE-NAV-BEGIN]                            43.34
[PER-SHARE-NII]                                      0
[PER-SHARE-GAIN-APPREC]                          10.68
[PER-SHARE-DIVIDEND]                                 0
[PER-SHARE-DISTRIBUTIONS]                         3.07
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              50.95
[EXPENSE-RATIO]                                   1.43
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 4
   [NAME] MANAGERS INCOME EQUITY FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                            41443
[INVESTMENTS-AT-VALUE]                           51835
[RECEIVABLES]                                     1294
[ASSETS-OTHER]                                     209
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                   53338
[PAYABLE-FOR-SECURITIES]                             3
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          272
[TOTAL-LIABILITIES]                                275
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                         41715
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                           62
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            894
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                         10392
[NET-ASSETS]                                     53063
[DIVIDEND-INCOME]                                 1721
[INTEREST-INCOME]                                  175
[OTHER-INCOME]                                       3
[EXPENSES-NET]                                     671
[NET-INVESTMENT-INCOME]                           1228
[REALIZED-GAINS-CURRENT]                          3060
[APPREC-INCREASE-CURRENT]                         3402
[NET-CHANGE-FROM-OPS]                             7690
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                         1208
[DISTRIBUTIONS-OF-GAINS]                          3147
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          34882
[NUMBER-OF-SHARES-REDEEMED]                      26667
[SHARES-REINVESTED]                               3706
[NET-CHANGE-IN-ASSETS]                           15256
[ACCUMULATED-NII-PRIOR]                             42
[ACCUMULATED-GAINS-PRIOR]                          982
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              350
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    673
[AVERAGE-NET-ASSETS]                             46643
[PER-SHARE-NAV-BEGIN]                            28.43
[PER-SHARE-NII]                                    .76
[PER-SHARE-GAIN-APPREC]                           3.97
[PER-SHARE-DIVIDEND]                               .76
[PER-SHARE-DISTRIBUTIONS]                         1.91
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              30.49
[EXPENSE-RATIO]                                   1.44
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 5
   [NAME] MANAGERS INTERNATIONAL EQUITY FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                           236751
[INVESTMENTS-AT-VALUE]                          274336
[RECEIVABLES]                                     5152
[ASSETS-OTHER]                                     268
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                  279756
[PAYABLE-FOR-SECURITIES]                          8676
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                         1512
[TOTAL-LIABILITIES]                              10188
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        232321
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                              99
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                           241
[ACCUM-APPREC-OR-DEPREC]                         37587
[NET-ASSETS]                                    269568
[DIVIDEND-INCOME]                                 3957
[INTEREST-INCOME]                                 1185
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                    3150
[NET-INVESTMENT-INCOME]                           1992
[REALIZED-GAINS-CURRENT]                          5649
[APPREC-INCREASE-CURRENT]                        18280
[NET-CHANGE-FROM-OPS]                            25921
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                         1972
[DISTRIBUTIONS-OF-GAINS]                          6155
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                         162993
[NUMBER-OF-SHARES-REDEEMED]                      58163
[SHARES-REINVESTED]                               6457
[NET-CHANGE-IN-ASSETS]                          129081
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                          171
[OVERDISTRIB-NII-PRIOR]                             26
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                             1856
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                   3150
[AVERAGE-NET-ASSETS]                            206244
[PER-SHARE-NAV-BEGIN]                            39.97
[PER-SHARE-NII]                                    .32
[PER-SHARE-GAIN-APPREC]                           4.76
[PER-SHARE-DIVIDEND]                               .33
[PER-SHARE-DISTRIBUTIONS]                         1.03
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              43.69
[EXPENSE-RATIO]                                   1.53
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 6
   [NAME] MANAGERS BOND FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                            30541
[INVESTMENTS-AT-VALUE]                           31207
[RECEIVABLES]                                      902
[ASSETS-OTHER]                                    1188
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                   33297
[PAYABLE-FOR-SECURITIES]                           241
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                         1237
[TOTAL-LIABILITIES]                               1478
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                         31669
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                           26
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                              0
[OVERDISTRIBUTION-GAINS]                           542
[ACCUM-APPREC-OR-DEPREC]                           666
[NET-ASSETS]                                     31819
[DIVIDEND-INCOME]                                  153
[INTEREST-INCOME]                                 2007
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     392
[NET-INVESTMENT-INCOME]                           1768
[REALIZED-GAINS-CURRENT]                           487
[APPREC-INCREASE-CURRENT]                        (733)
[NET-CHANGE-FROM-OPS]                             1522
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                         1776
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                          17351
[NUMBER-OF-SHARES-REDEEMED]                      13105
[SHARES-REINVESTED]                               1450
[NET-CHANGE-IN-ASSETS]                            5442
[ACCUMULATED-NII-PRIOR]                             32
[ACCUMULATED-GAINS-PRIOR]                       (1026)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              180
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    392
[AVERAGE-NET-ASSETS]                             28832
[PER-SHARE-NAV-BEGIN]                            23.13
[PER-SHARE-NII]                                   1.35
[PER-SHARE-GAIN-APPREC]                         (0.29)
[PER-SHARE-DIVIDEND]                              1.36
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              22.83
[EXPENSE-RATIO]                                   1.36
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 8
   [NAME] MANAGERS SHORT GOVERNMENT FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                             5993
[INVESTMENTS-AT-VALUE]                            5960
[RECEIVABLES]                                      113
[ASSETS-OTHER]                                      67
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                    6140
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           27
[TOTAL-LIABILITIES]                               6113
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                         19538
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            3
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                        (13392)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                          (36)
[NET-ASSETS]                                      6113
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                  401
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                      67
[NET-INVESTMENT-INCOME]                            334
[REALIZED-GAINS-CURRENT]                          (35)
[APPREC-INCREASE-CURRENT]                         (80)
[NET-CHANGE-FROM-OPS]                              219
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          334
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                           4423
[NUMBER-OF-SHARES-REDEEMED]                       4301
[SHARES-REINVESTED]                                270
[NET-CHANGE-IN-ASSETS]                             277
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                      (13354)
[OVERDISTRIB-NII-PRIOR]                              0
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                               26
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                     93
[AVERAGE-NET-ASSETS]                              5712
[PER-SHARE-NAV-BEGIN]                            17.76
[PER-SHARE-NII]                                   1.02
[PER-SHARE-GAIN-APPREC]                         (0.37)
[PER-SHARE-DIVIDEND]                              1.01
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              17.40
[EXPENSE-RATIO]                                   1.17
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 7
   [NAME] MANAGERS SHORT AND INTERMEDIATE BOND FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                            22270
[INVESTMENTS-AT-VALUE]                           22173
[RECEIVABLES]                                      261
[ASSETS-OTHER]                                     427
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                   22861
[PAYABLE-FOR-SECURITIES]                           401
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                           80
[TOTAL-LIABILITIES]                                481
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                         36705
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                              12
[ACCUMULATED-NET-GAINS]                        (14216)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                          (97)
[NET-ASSETS]                                     22380
[DIVIDEND-INCOME]                                   23
[INTEREST-INCOME]                                 1574
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     337
[NET-INVESTMENT-INCOME]                           1260
[REALIZED-GAINS-CURRENT]                         (122)
[APPREC-INCREASE-CURRENT]                        (185)
[NET-CHANGE-FROM-OPS]                              953
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                         1196
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                           8757
[NUMBER-OF-SHARES-REDEEMED]                      12248
[SHARES-REINVESTED]                                872
[NET-CHANGE-IN-ASSETS]                          (2862)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                      (14801)
[OVERDISTRIB-NII-PRIOR]                             42
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              116
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    337
[AVERAGE-NET-ASSETS]                             23207
[PER-SHARE-NAV-BEGIN]                            19.67
[PER-SHARE-NII]                                   1.03
[PER-SHARE-GAIN-APPREC]                         (0.24)
[PER-SHARE-DIVIDEND]                              1.01
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              19.45
[EXPENSE-RATIO]                                   1.45
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 9
   [NAME] MANAGERS INTERMEDIATE MORTGAGE FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                            33913
[INVESTMENTS-AT-VALUE]                           33942
[RECEIVABLES]                                     1660
[ASSETS-OTHER]                                      20
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                   35622
[PAYABLE-FOR-SECURITIES]                         10374
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          402
[TOTAL-LIABILITIES]                              10776
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                        105109
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                            0
[OVERDISTRIBUTION-NII]                               3
[ACCUMULATED-NET-GAINS]                        (80275)
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                            15
[NET-ASSETS]                                     24846
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                 2228
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     381
[NET-INVESTMENT-INCOME]                           1847
[REALIZED-GAINS-CURRENT]                         (210)
[APPREC-INCREASE-CURRENT]                        (884)
[NET-CHANGE-FROM-OPS]                              753
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                         1798
[DISTRIBUTIONS-OF-GAINS]                             0
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                           5182
[NUMBER-OF-SHARES-REDEEMED]                      20415
[SHARES-REINVESTED]                               1102
[NET-CHANGE-IN-ASSETS]                         (15176)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                      (80098)
[OVERDISTRIB-NII-PRIOR]                             19
[OVERDIST-NET-GAINS-PRIOR]                           0
[GROSS-ADVISORY-FEES]                              144
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    381
[AVERAGE-NET-ASSETS]                             31956
[PER-SHARE-NAV-BEGIN]                            15.54
[PER-SHARE-NII]                                    .87
[PER-SHARE-GAIN-APPREC]                         (0.38)
[PER-SHARE-DIVIDEND]                               .86
[PER-SHARE-DISTRIBUTIONS]                            0
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                              15.17
[EXPENSE-RATIO]                                   1.19
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

[ARTICLE] 6
[SERIES]
   [NUMBER] 13
   [NAME] MANAGERS GLOBAL BOND FUND
[MULTIPLIER] 1000

[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]                          DEC-31-1996
[PERIOD-END]                               DEC-31-1996
[INVESTMENTS-AT-COST]                            16216
[INVESTMENTS-AT-VALUE]                           16477
[RECEIVABLES]                                      435
[ASSETS-OTHER]                                     226
[OTHER-ITEMS-ASSETS]                                 0
[TOTAL-ASSETS]                                   17138
[PAYABLE-FOR-SECURITIES]                             0
[SENIOR-LONG-TERM-DEBT]                              0
[OTHER-ITEMS-LIABILITIES]                          286
[TOTAL-LIABILITIES]                                286
[SENIOR-EQUITY]                                      0
[PAID-IN-CAPITAL-COMMON]                         16381
[SHARES-COMMON-STOCK]                                0
[SHARES-COMMON-PRIOR]                                0
[ACCUMULATED-NII-CURRENT]                          148
[OVERDISTRIBUTION-NII]                               0
[ACCUMULATED-NET-GAINS]                            196
[OVERDISTRIBUTION-GAINS]                             0
[ACCUM-APPREC-OR-DEPREC]                           127
[NET-ASSETS]                                     16852
[DIVIDEND-INCOME]                                    0
[INTEREST-INCOME]                                 1200
[OTHER-INCOME]                                       0
[EXPENSES-NET]                                     288
[NET-INVESTMENT-INCOME]                            912
[REALIZED-GAINS-CURRENT]                           653
[APPREC-INCREASE-CURRENT]                        (821)
[NET-CHANGE-FROM-OPS]                              744
[EQUALIZATION]                                       0
[DISTRIBUTIONS-OF-INCOME]                          678
[DISTRIBUTIONS-OF-GAINS]                           308
[DISTRIBUTIONS-OTHER]                                0
[NUMBER-OF-SHARES-SOLD]                           9371
[NUMBER-OF-SHARES-REDEEMED]                      12038
[SHARES-REINVESTED]                                939
[NET-CHANGE-IN-ASSETS]                          (1970)
[ACCUMULATED-NII-PRIOR]                              0
[ACCUMULATED-GAINS-PRIOR]                            0
[OVERDISTRIB-NII-PRIOR]                            132
[OVERDIST-NET-GAINS-PRIOR]                         100
[GROSS-ADVISORY-FEES]                              126
[INTEREST-EXPENSE]                                   0
[GROSS-EXPENSE]                                    293
[AVERAGE-NET-ASSETS]                             18303
[PER-SHARE-NAV-BEGIN]                            21.74
[PER-SHARE-NII]                                   1.21
[PER-SHARE-GAIN-APPREC]                         (0.27)
[PER-SHARE-DIVIDEND]                               .87
[PER-SHARE-DISTRIBUTIONS]                          .41
[RETURNS-OF-CAPITAL]                                 0
[PER-SHARE-NAV-END]                               21.4
[EXPENSE-RATIO]                                   1.57
[AVG-DEBT-OUTSTANDING]                               0
[AVG-DEBT-PER-SHARE]                                 0

Exhibit 18(2)
                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.




/s/ Frederick S. Addy
Frederick S. Addy

                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.




/s/ William G. Burns
William G. Burns

                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.




/s/ Arthur C. Eschenlauer
Arthur C. Eschenlauer

                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.




/s/ Matthew Healey
Matthew Healey

                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Richard W. Ingram, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.




/s/ Michael P. Mallardi
Michael P. Mallardi

                        POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Matthew Healey, Marie E. Connolly, Joseph F. Tower III, John E. Pelletier, Elizabeth A. Bachman, Karen Jacoppo-Wood, Mary A. Nelson, Douglas C. Conroy, Christopher J. Kelley, Jacqueline Henning and Lenore J. McCabe, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds or JPM Series Trust (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 1996, in Hamilton, Bermuda.




/s/ Richard W. Ingram
Richard W. Ingram

                                                   The Mangers
                                                   Funds
                                                   40 Richards
                                                   Avenue
                                                   Norwalk, CT
                                                   06854
                                                   (203)857-5321

March 27, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549


Re: The Managers Funds Post-Effective Amendment 39 to Registration Statement on Form N-1A
     File Nos. 2-84012 and 811-3752


Commissioners:

Enclosed for filing is Post Effective Amendment No. 39 to the
Fund's Registration Statement on Form N-1A (the "Amendment") under the Securities Act of 1933 (the "1933 Act") and the
Investment Company Act of 1940.

The Amendment is being filed pursuant to paragraph (b) of Rule 485 under the 1933 Act in order to update certain financial information and make other non-material changes since Post-Effective Amendment No. 39 was filed in January. Should you have any questions on this filing, please feel free to call the undersigned at (203)857-5322, or Judith L. Shandling, of Shereff, Friedman, Hoffman and Goodman, at (212)891-9459.

Sincerely,

/s/ Kathleen Wood
Kathleen Wood
Vice President

cc:  Judith L. Shandling, Esq.



_______________________________
1Trustee who is an "interested person" of the Trust (as defined in
      Section 2(a)(19) of the 1940 Act).
2Trustee who is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).